MML SERIES

INVESTMENT FUND

SEMIANNUAL REPORT
FOR THE SIX MONTHS ENDED JUNE 30, 2002

[GRAPHIC]

MML LARGE CAP VALUE FUND
MML EQUITY INDEX FUND
MML ENHANCED INDEX CORE EQUITY FUND
MML GROWTH EQUITY FUND
MML OTC 100 FUND
MML SMALL CAP EQUITY FUND
MML SMALL COMPANY OPPORTUNITIES FUND
MML SMALL CAP GROWTH EQUITY FUND
MML EMERGING GROWTH FUND

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                                 i

MML LARGE CAP VALUE FUND
  Portfolio Manager Report                                                          1
  Portfolio of Investments                                                          3
  Financial Statements                                                              4

MML EQUITY INDEX FUND
  Portfolio Manager Report                                                          8
  Portfolio of Investments                                                         10
  Financial Statements                                                             16

MML ENHANCED INDEX CORE EQUITY FUND
  Portfolio Manager Report                                                         20
  Portfolio of Investments                                                         22
  Financial Statements                                                             27

MML GROWTH EQUITY FUND
  Portfolio Manager Report                                                         31
  Portfolio of Investments                                                         33
  Financial Statements                                                             35

MML OTC 100 FUND
  Portfolio Manager Report                                                         39
  Portfolio of Investments                                                         41
  Financial Statements                                                             43

MML SMALL CAP EQUITY FUND (FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)
  Portfolio Manager Report                                                         47
  Portfolio of Investments                                                         49
  Financial Statements                                                             51

MML SMALL COMPANY OPPORTUNITIES FUND
  Portfolio Manager Report                                                         55
  Portfolio of Investments                                                         57
  Financial Statements                                                             59

MML SMALL CAP GROWTH EQUITY FUND
  Portfolio Manager Report                                                         63
  Portfolio of Investments                                                         65
  Financial Statements                                                             68

MML EMERGING GROWTH FUND
  Portfolio Manager Report                                                         72
  Portfolio of Investments                                                         74
  Financial Statements                                                             76

NOTES TO FINANCIAL STATEMENTS                                                      80

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                  August 1, 2002

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

"A BEAR MARKET, BUT OPPORTUNITIES EXIST."

THE BEAR RETURNS WITH A VENGEANCE

The first half of 2002 brought deflated expectations for a rapid recovery in the economy and stock prices. Lackluster corporate capital spending, a declining U.S. dollar, global political unrest and the recurring threat of more terrorist strikes all had investors on edge during the period. Moreover, a crisis of confidence in corporate management, which surfaced in the fall of 2001 during the Enron scandal and gathered momentum throughout the period as more well-known companies were implicated in accounting controversies, further damaged investor sentiment.

Perhaps the biggest shock was the news that long-distance telephone service provider WorldCom allegedly hid almost $4 billion dollars of expenses over two years, which would constitute one of the largest-ever cases of accounting fraud. The stock immediately plunged to virtually worthless levels on the news. Other companies either under investigation or already penalized for questionable accounting tactics included Qwest Communications, Global Crossing, Xerox, AOL Time Warner, Adelphia Communications, Tyco International, Dynegy, El Paso Corp., Williams Cos. and Halliburton, among others. High-profile CEOs who were forced to resign under the suspicion of bending the rules for their personal benefit also made news, including the former heads of Tyco, Imclone Systems and Adelphia--Dennis Kozlowski, Sam Waksal and John Rigas, respectively.

Unfortunately, investors' skepticism extended beyond corporate CEOs and CFOs to the very firms responsible for policing financial statements and offering unbiased investment recommendations. In June, former Enron auditor Arthur Andersen was found guilty of obstructing justice because its employees shredded sensitive Enron documents. Meanwhile, brokerage giant Merrill Lynch paid $100 million to settle charges by the New York Attorney General's office that the company's analysts issued bullish public opinions about companies that they privately ridiculed in order to win investment banking business from those firms.

The cumulative effect of these developments drove all of the major stock indexes sharply lower, with the worst damage occurring in May and June. For the first six months of the year, the S&P 500 Index fell 13.15%, while the Dow Jones Industrial Average, a measure of the performance of Old Economy stocks, finished with a loss of 6.87%. The NASDAQ Composite Index reflected the carnage in the technology sector and growth stocks generally, plunging 24.98%. The Russell 2000 Index, a barometer of the relatively resilient small-cap market, gave up 4.70%. The Morgan Stanley Capital International EAFE Index declined 1.62%, as foreign stocks fell in sympathy with the U.S. market but were more insulated from the numerous scandals worrying U.S. investors.

Once again, value clearly outperformed growth. For example, the Russell 2000 Value Index, encompassing the small-cap value market, gained 7.26% during the six-month period, compared with a 17.35% loss for the Russell 2000 Growth Index, which measures the growth side of the small-cap universe. Small-caps outperformed larger stocks for most of the period, with the exception of May, when the Russell 2000 Growth Index and the Russell 2000 Value Index both underperformed their large-cap counterparts.

The weakness of the U.S. dollar merits mention as an important negative influence on stocks during the period. Much of the resilience in U.S. share prices during the late 1990s bull market was due to buying by foreign investors, who were comfortable with U.S. investments in part because of a strong dollar. Conversely, a weakening dollar provided a powerful incentive for foreigners to repatriate their investment funds--that is, to bring them back home rather than risk the double whammy of falling U.S. share prices and dollar weakness.

Ironically, the economy appeared to be on the mend during this treacherous period. First-quarter growth of GDP--the total value of goods and services produced in the U.S. economy--was a robust 5.0%, while early estimates for second-quarter growth were at the more subdued 1.1% mark. Industrial production appeared to be rebounding, the housing market remained healthy due to low interest rates and consumer confidence stayed at reasonably benign levels.

The Federal Reserve Board kept short-term interest rates steady while shifting in March from an easing bias to a neutral one. While this change prompted some initial speculation that the Fed might begin raising rates as early as its May meeting, such concerns quickly vanished amid the steady stream of unsettling revelations and rapidly falling share prices in the second quarter. In fact, some observers even suggested that if stocks continued to fall, the Fed's next move might be to lower rates again.

BONDS POST POSITIVE RETURNS BUT CORPORATES UNDERPERFORM

The bond market continued to provide a safe haven from the red ink plaguing stock investors. The Lehman Brothers Aggregate Bond Index, a measure of the performance of fixed-income securities taken primarily from the asset classes of Treasuries, mortgage-backed securities and corporate securities, finished the period with a 3.80% return, with most of that gain occurring in the second quarter. Treasuries had the best returns, as investors seeking safety favored the upper end of the credit quality spectrum. Yields rose and prices fell slightly in the first quarter, then reversed direction in the second quarter, when it became clearer that the economic recovery would be delayed longer than most investors had been expecting.

Corporate spreads, which narrowed somewhat at the beginning of the year, widened considerably in the second quarter and finished the period at levels typical of a recession. High-yield, or junk, bonds suffered most while investment-grade debt gave up less ground. Much of the damage was concentrated in the telecommunications and utilities sectors, where the large number of companies under investigation for accounting irregularities cast a shadow on the entire group.

LOOKING AHEAD

In the previous report we warned that stock prices might have gotten ahead of themselves given the earnings outlook at that time, and that earnings could have some catching up to do. Sadly, instead of earnings rising to support share prices, share prices fell to compensate for disappointing earnings. Moreover, the recent revelations of off-balance-sheet transactions and other aggressive accounting tactics have called into question the widespread use of pro forma financial statements to estimate earnings. These are fundamental challenges that cut across virtually all market sectors and will likely take a while to resolve.

By the same token, there are still plenty of companies with relatively straightforward corporate structures, understandable accounting methods, and favorable earnings growth prospects. As in any bear market, we believe that this one will offer many opportunities to purchase attractive stocks at bargain prices for those investors who remain disciplined and committed to a long-term investment program. We will endeavor to do our part by selecting managers for the MML Series Investment Fund who represent the cream of the crop. We--and they--pledge to do our utmost to preserve your capital and make it grow over complete market cycles.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML LARGE CAP VALUE FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML LARGE CAP VALUE
FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 9.97%, beating the - 13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

In the first quarter the Fund and the S&P 500 finished close to the break-even mark, as the market paused after a strong rally in the fourth quarter of 2001. Some economic indicators suggested a strengthening economy. Industrial production began to show more consistent growth, while consumer confidence soared in March, the final month of the quarter. However, there was concern that the improving conditions were more the result of inventory restocking than rebounding end-user demand. While low interest rates kept consumers spending freely, corporate capital spending remained a concern, especially in the technology and telecommunications sectors. A further unsettling development in March was the indictment of auditing firm Arthur Andersen on charges of obstruction of justice relating to the shredding of documents at energy trader Enron. The Fund underperformed its benchmark in this environment.

The second quarter was worse from the standpoint of absolute performance but an improvement in relative terms, as we were able to beat the benchmark by a wide margin. May and June were particularly difficult, as the downward momentum in share prices accelerated due to numerous earnings restatements in the technology sector and the news that long-distance provider WorldCom had improperly booked $3.8 billion of expenses over two years. The effect of the Enron and WorldCom scandals, combined with numerous lesser alleged improprieties at other companies, created a crisis of confidence in corporate management. As a result, in June the S&P 500 and other popular benchmarks reached their lowest points since September 2001.

One of the biggest detractors from our performance in both quarters was conglomerate Tyco International. Early in the period, concerns arose about the quality of the company's accounting and disclosures regarding a number of its acquisitions. In response to this situation, we rechecked our quantitative analysis and had further conversations with Tyco's senior management and other industry sources. By the end of the first quarter, we had satisfied ourselves that Tyco still merited a place in the Fund's portfolio. In June came former CEO Dennis Kozlowski's decision to step down shortly before being charged with tax evasion. Around the same time, credit rating agencies Standard & Poor's, Moody's and Fitch all downgraded Tyco's debt, with Fitch lowering it to junk status. While we were naturally concerned about these developments, it is our opinion the company is still fundamentally sound and we continue to monitor developments relating to the search for new management for the firm.

A number of our financial positions contributed positively to performance in the second quarter, including Moody's, Golden West Financial, Progressive and Wells Fargo. Moody's, one of the debt rating agencies mentioned earlier, was prized by investors for the relative stability of its earnings. Meanwhile, Golden West Financial--one of the country's premier savings and loans--benefited from a strong housing market driven by interest rates at the low end of their long-term range.

WHAT IS YOUR OUTLOOK?

We believe that the overall market could remain in a trading range for the next several quarters. However, we expect new leadership to emerge, and there should be ample opportunity to profit for those who are not wedded to the stocks that led the way during the previous bull market.

Although we are always disappointed whenever the Fund experiences a negative return, we realize that short-term losses must occur in the process of building long-term wealth. Rather than chase short-term trends, we believe in building an "all-season" portfolio by investing in high-quality companies at value prices. We look for companies that should thrive over complete market cycles. It is consistency of long-term performance at which we are aiming and by which we would prefer to be judged.

                            MML LARGE CAP VALUE FUND
                        LARGEST STOCK HOLDINGS (6/30/02)

American Express Co.
Philip Morris Companies, Inc.
Household International, Inc.
Wells Fargo & Co.
American International Group, Inc.
United Parcel Service, Inc. Cl. B
Citigroup, Inc.
Costco Wholesale Corp.
Golden West Financial Corp.
Berkshire Hathaway, Inc. Cl. A

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                               SINCE INCEPTION
                                    YEAR TO DATE            ONE YEAR            AVERAGE ANNUAL
                                  1/1/02 - 6/30/02      7/1/01 - 6/30/02       5/1/00 - 6/30/02
  MML Large Cap Value Fund               -9.97%              -14.09%                 -10.23%
  ---------------------------------------------------------------------------------------------
  S&P 500  Index                        -13.15%              -17.98%                 -15.11%
  ---------------------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                    MML LARGE CAP VALUE FUND    S&P 500 INDEX
    5/1/00                   $  10,000           $  10,000
      6/00                   $   9,720           $  10,037
      6/01                   $   9,212           $   8,549
      6/02                   $   7,915           $   7,012

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IT THEY REFLECTED THESE CHARGES.

MML LARGE CAP VALUE FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                             NUMBER OF           MARKET
                                                              SHARES             VALUE
                                                           ------------        -----------
EQUITIES -- 91.2%

ADVERTISING -- 0.4%
WPP GROUP PLC SPONSORED ADR                                       3,700        $   163,100
                                                                               -----------

BANKING, SAVINGS & LOANS -- 13.3%
Bank One Corp.                                                   20,100            773,448
Citigroup, Inc.                                                  36,600          1,418,250
Golden West Financial Corp.                                      15,700          1,079,846
Lloyds TSB Group PLC Sponsored ADR                               12,300            492,615
Providian Financial Corp.                                         8,000             47,040
Wells Fargo & Co.                                                30,900          1,546,854
                                                                               -----------
                                                                                 5,358,053
                                                                               -----------

BEVERAGES -- 1.9%
Diageo PLC ADR                                                   14,500            748,925
                                                                               -----------

BROADCASTING, PUBLISHING & PRINTING -- 0.9%
Gannett Co., Inc.                                                 4,800            364,320
                                                                               -----------

BUILDING MATERIALS & CONSTRUCTION -- 3.2%
Martin Marietta Materials, Inc.                                   8,200            319,800
Masco Corp.                                                      23,100            626,241
Vulcan Materials Co.                                              8,200            359,160
                                                                               -----------
                                                                                 1,305,201
                                                                               -----------

COMMERCIAL SERVICES -- 2.4%
Dun & Bradstreet Corp.*                                          10,450            345,373
Moody's Corp.                                                    12,200            606,950
                                                                               -----------
                                                                                   952,323
                                                                               -----------

COMMUNICATIONS -- 0.5%
Tellabs, Inc.*                                                   30,300            187,860
                                                                               -----------

COMPUTERS & INFORMATION -- 1.9%
Lexmark International Group, Inc.*                               14,400            783,360
                                                                               -----------

CONTAINERS -- 2.4%
Sealed Air Corp.*                                                24,200            974,534
                                                                               -----------

DATA PROCESSING & PREPARATION -- 0.4%
IMS Health, Inc.                                                  9,100            163,345
                                                                               -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.3%
Agere Systems, Inc. Cl. A*                                       88,000            123,200
                                                                               -----------

ENERGY -- 6.6%
Conoco, Inc.                                                      3,700            102,860
Devon Energy Corp.                                               16,000            788,480
EOG Resources, Inc.                                              11,600            460,520
Kinder Morgan, Inc.                                               9,700            368,794
Phillips Petroleum Co.                                           15,600            918,528
                                                                               -----------
                                                                                 2,639,182
                                                                               -----------

FINANCIAL SERVICES -- 15.6%
American Express Co.                                             75,400        $ 2,738,528
AvalonBay Communities,Inc.                                          600             28,020
Berkshire Hathaway,
  Inc. Cl. A*                                                        15          1,002,000
Household
International, Inc.                                              34,200          1,699,740
Morgan Stanley
Dean Witter & Co.                                                13,300            572,964
Stillwell Financial, Inc.                                        11,300            205,660
                                                                               -----------
                                                                                 6,246,912
                                                                               -----------

FOODS -- 2.8%
Hershey Foods Corp.                                               3,800            237,500
Kraft Foods, Inc.                                                 8,900            364,455
Safeway, Inc.*                                                   18,100            528,339
                                                                               -----------
                                                                                 1,130,294
                                                                               -----------

INDUSTRIAL - DIVERSIFIED -- 4.1%
3M Co.                                                            7,000            861,000
Tyco International Limited                                       57,943            782,810
                                                                               -----------
                                                                                 1,643,810
                                                                               -----------

INSURANCE -- 11.8%
American International
Group, Inc.                                                      22,450          1,531,763
Aon Corp.                                                        20,400            601,392
Chubb Corp.                                                       2,900            205,320
Loews Corp.                                                      10,900            577,591
Markel Corp.*                                                       200             39,400
Principal Financial Group, Inc.*                                  6,100            189,100
Progressive Corp.                                                12,300            711,555
Sun Life Financial Services of Canada, Inc.                       3,600             78,696
Transatlantic Holdings, Inc.                                     10,200            816,000
                                                                               -----------
                                                                                 4,750,817
                                                                               -----------

LODGING -- 0.8%
Marriott International, Inc. Cl. A                                8,300            315,815
                                                                               -----------

MACHINERY & COMPONENTS -- 1.2%
Dover Corp.                                                      13,600            476,000
                                                                               -----------

MANUFACTURING -- 0.4%
American Standard Companies*                                      2,000            150,200
                                                                               -----------

PHARMACEUTICALS -- 4.5%
Bristol-Myers Squibb Co.                                         12,600            323,820
Eli Lilly & Co.                                                  13,500            761,400
Merck & Co., Inc.                                                10,500            531,720
Pharmacia Corp.                                                   4,600            172,270
                                                                               -----------
                                                                                 1,789,210
                                                                               -----------

PREPACKAGED SOFTWARE -- 0.5%
BMC Software, Inc.*                                              11,100        $   184,260
                                                                               -----------

REAL ESTATE -- 1.8%
Centerpoint Properties Corp.                                     12,800            742,528
                                                                               -----------

RETAIL -- 4.0%
Costco Wholesale Corp.*                                          30,300          1,170,186
Penney (J.C.) Co., Inc.                                           4,100             90,282
RadioShack Corp.                                                 11,800            354,708
                                                                               -----------
                                                                                 1,615,176
                                                                               -----------

RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                                                 4,500            137,070
                                                                               -----------

TOBACCO -- 5.6%
Philip Morris Companies, Inc.                                    51,300          2,240,784
                                                                               -----------

TRANSPORTATION -- 3.6%
United Parcel Service, Inc. Cl. B                                23,700          1,463,475
                                                                               -----------

TOTAL EQUITIES
(Cost $40,350,004)                                                              36,649,754
                                                                               -----------

                                                             PRINCIPAL
                                                               AMOUNT
                                                           ------------
SHORT-TERM INVESTMENTS -- 8.1%

REPURCHASE AGREEMENT
Investors Bank & Trust Company Repurchase Agreement,
  dated 06/28/2002, 1.03%, due 07/01/2002(a)               $  3,231,708          3,231,708
                                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                              3,231,708
                                                                               -----------

TOTAL INVESTMENTS -- 99.3%
(COST $43,581,712)**                                                            39,881,462

OTHER ASSETS/ (LIABILITIES) -- 0.7%                                                284,630
                                                                               -----------

NET ASSETS -- 100.0%                                                           $40,166,092
                                                                               ===========

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $3,231,985. Collateralized by U.S. Government Agency obligation with a rate of 6.50%, maturity date of 07/01/2014, and aggregate market value, including accrued interest, of $3,393,331.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                      JUNE 30, 2002
                                                                                        (UNAUDITED)
                                                                                      -------------
ASSETS:
      Investments, at value (cost $40,350,004) (NOTE 2)                               $  36,649,754
      Short-term investments, at amortized cost (NOTE 2)                                  3,231,708
                                                                                      -------------
          Total Investments                                                              39,881,462
      Cash                                                                                  637,093
      Receivables from:
          Investments sold                                                                   17,191
          Interest and dividends                                                             53,944
          Foreign taxes withheld                                                                 43
                                                                                      -------------
              Total assets                                                               40,589,733
                                                                                      -------------

LIABILITIES:
      Payables for:
          Investments purchased                                                             392,684
          Directors' fees and expenses (NOTE 3)                                               2,207
          Affiliates (NOTE 3):
              Investment management fees                                                     25,834
      Accrued expense and other liabilities                                                   2,916
                                                                                      -------------
              Total liabilities                                                             423,641
                                                                                      -------------
      NET ASSETS                                                                      $  40,166,092
                                                                                      =============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                 $  46,663,116
      Undistributed net investment income                                                   100,025
      Accumulated net realized loss on investments                                       (2,896,799)
      Net unrealized depreciation on investments                                         (3,700,250)
                                                                                      -------------
                                                                                      $  40,166,092
                                                                                      =============
SHARES OUTSTANDING:                                                                       5,107,016
                                                                                      =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                       $        7.86
                                                                                      =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                      SIX MONTHS ENDED
                                                                                       JUNE 30, 2002
                                                                                         (UNAUDITED)
                                                                                      ----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $2,509)                                    $        257,085
      Interest                                                                                  15,830
                                                                                      ----------------
              Total investment income                                                          272,915
                                                                                      ----------------

EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                      159,578
      Shareholder reporting fees                                                                 5,931
      Custody fees                                                                               5,165
      Audit and legal fees                                                                       1,903
      Directors' fees (NOTE 3)                                                                     896
                                                                                      ----------------
              Total expenses                                                                   173,473
      Less reductions (NOTE 3)                                                                  (2,242)
                                                                                      ----------------
              Net expenses                                                                     171,231
                                                                                      ----------------
              NET INVESTMENT INCOME                                                            101,684
                                                                                      ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                          (1,459,128)
      Net change in unrealized appreciation (depreciation) on investments                   (2,916,442)
                                                                                      ----------------
              NET REALIZED AND UNREALIZED LOSS                                              (4,375,570)
                                                                                      ----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $     (4,273,886)
                                                                                      ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2002           YEAR ENDED
                                                                                         (UNAUDITED)        DECEMBER 31, 2001
                                                                                      ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                           $        101,684      $         118,302
      Net realized loss on investment transactions                                          (1,459,128)            (1,396,456)
      Net change in unrealized appreciation (depreciation) on investments                   (2,916,442)              (796,849)
                                                                                      ----------------      -----------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (4,273,886)            (2,075,003)
                                                                                      ----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                                     -               (122,094)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                         8,268,757             20,316,507
                                                                                      ----------------      -----------------
      TOTAL INCREASE IN NET ASSETS                                                           3,994,871             18,119,410
NET ASSETS:
      Beginning of period                                                                   36,171,221             18,051,811
                                                                                      ----------------      -----------------
      End of period (including undistributed net investment income of
        $100,025 and distributions in excess of net investment income
        of $1,659, respectively)                                                      $     40,166,092      $      36,171,221
                                                                                      ================      =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                SIX MONTHS ENDED
                                                                                    06/30/02           YEAR ENDED   PERIOD ENDED
                                                                                   (UNAUDITED)          12/31/01      12/31/00+
                                                                                ----------------       ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $           8.73       $     9.86   $      10.00
                                                                                ----------------       ----------   ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                     0.02             0.03           0.05***
  Net realized and unrealized loss on investments                                          (0.89)           (1.13)         (0.15)
                                                                                ----------------       ----------   ------------
       Total loss from investment operations                                               (0.87)           (1.10)         (0.10)
                                                                                ----------------       ----------   ------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                                   -            (0.03)         (0.04)
                                                                                ----------------       ----------   ------------
NET ASSET VALUE, END OF PERIOD                                                  $           7.86       $     8.73   $       9.86
                                                                                ================       ==========   ============

TOTAL RETURN@                                                                              (9.97)%**       (11.16)%        (1.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                             $         40,166       $   36,171   $     18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                  0.87%*           0.87%          1.07%*
     After expense waiver#                                                                  0.86%*(a)        0.87%          0.91%*
  Net investment income to average daily net assets                                         0.51%*           0.48%          0.78%*
  Portfolio turnover rate                                                                     12%**            19%            14%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's Class I shares returned - 13.37%, about in line with the - 13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

The S&P 500 treaded water in the first quarter, posting a gain of 0.28% after a strong rally in the fourth quarter of 2001. Concerns about valuations getting too far ahead of share prices prompted a modest decline throughout most of January and February. In March the index rallied and prices returned to roughly their levels at the beginning of the year. Consecutive monthly gains in industrial production for January and February helped improve investor sentiment, as did a surge in consumer confidence. Consumer confidence has been a closely watched indicator because spending by consumers has held up relatively well throughout the recession, and consumer spending accounts for approximately two-thirds of all economic activity in the U.S.

The best sector performances came from materials, energy and consumer staples, which posted gains of 11.15%, 9.26% and 9.04%, respectively. Sectors that declined the most were telecommunications services and information technology, down 15.32% and 7.42%, respectively. The largest sector, financials, gained 3.45% during the quarter. In the aftermath of the Enron collapse, many companies using aggressive accounting tactics, including some leading technology and telecommunications firms, found themselves shut out of the commercial paper market and had to rely on more expensive bank credit lines to maintain liquidity.

Looking at individual holdings, positive contributors for the quarter included Exxon-Mobil, Johnson & Johnson and Wal-Mart Stores. Exxon-Mobil benefited from firming energy prices, while the other two were aided by their respected management teams, strong market share and reputations for stable earnings growth. Tyco International was the largest detractor, as the company began to encounter concern about the accounting procedures used for a number of its acquisitions.

WHAT ABOUT THE SECOND QUARTER?

In the second quarter, prices moved almost completely in one direction--down. All capitalization and style segments of the market declined, with large-cap value stocks, which registered a loss of 10.65% as measured by the S&P 500 Barra Value Index, holding up somewhat better than the large-cap growth sector, which declined 16.26% according to the S&P 500 Barra Growth Index. As in the first quarter, small- and mid-cap stocks did better than large-caps.

Driving share prices lower was a combination of factors, including lowered earnings guidance for many technology and telecommunications companies. Mixed economic data, a weaker U.S. dollar, and rising tension in the Middle East were also negative influences. One of the most damaging factors, though, was persistent concern about corporate accounting practices, which intensified significantly when long-distance provider WorldCom admitted that it had improperly booked $3.8 billion of expenses over two years.

Sector performance was negative without exception, with materials and consumer staples providing the best returns, losing only 2.12% and 3.08%, respectively. At the other end of the spectrum, information technology and telecommunications services had the largest losses-down 25.96% and 23.57%, respectively. Declining issues were led by Dynegy and Williams Companies, both of which came under scrutiny for their energy trading activities in the wake of the Enron scandal. However, the largest detractor from our performance was chipmaker Intel, which in June lowered its sales estimates and took a $100 million charge for writing off its Web-hosting business. The largest positive contributors were Coca-Cola, Unilever NV and Lockheed Martin. The first two benefited from the strength in consumer spending, while Lockheed Martin was aided by optimism about the defense industry following the September 2001 terrorist attacks.

WHAT IS YOUR OUTLOOK?

At the end of 2001 we expressed concern about valuations. Unfortunately, what we feared came to pass, and share prices declined in the absence of meaningful improvement in earnings. Going forward, prospects for the index depend to a considerable degree on how long the drought in corporate capital spending lasts. If we see a pickup in capital spending in the second half of the year, share prices in the technology and telecommunications sectors could see a marked improvement. On the other hand, if capital spending remains in the doldrums or consumer spending falters for some reason, stocks might be subjected to another significant decline.

          MML EQUITY INDEX FUND
    LARGEST STOCK HOLDINGS (6/30/02)

Microsoft Corp.
General Electric Co.
Exxon Mobil Corp.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Citigroup, Inc.
American International Group, Inc.
Johnson & Johnson
The Coca-Cola Co.
International Business Machines Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                          SINCE INCEPTION
                                     YEAR TO DATE           ONE YEAR        AVERAGE ANNUAL
                                   1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/1/97 - 6/30/02
  MML Equity Index Fund Class I         -13.37%              -18.37%            5.09%
  -----------------------------------------------------------------------------------------
  S&P 500 Index                         -13.15%              -17.98%            5.63%
  -----------------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS I      S&P 500 INDEX
    5/1/97      $  10,000        $ 10,000
      6/97      $  11,080        $ 11,083
      6/98      $  14,343        $ 14,424
      6/99      $  17,499        $ 17,708
      6/00      $  18,689        $ 18,992
      6/01      $  15,835        $ 16,177
      6/02      $  12,927        $ 13,269

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                          SINCE INCEPTION
                                     YEAR TO DATE           ONE YEAR        AVERAGE ANNUAL
                                   1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/1/97 - 6/30/02
  MML Equity Index Fund Class II        -13.31%            -18.29%             -15.42%
  MML Equity Index Fund Class III       -13.26%            -18.36%             -15.40%
  -----------------------------------------------------------------------------------------
  S&P 500 Index                         -13.15%            -17.98%             -15.11%
  -----------------------------------------------------------------------------------------

[CHART]

             CLASS II   CLASS III    S&P 500 INDEX
    5/1/00   $ 10,000   $  10,000      $  10,000
      6/00   $ 10,023   $  10,029      $  10,037
      6/01   $  8,513   $   8,526      $   8,549
      6/02   $  6,957   $   6,960      $   7,012

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                             NUMBER OF            MARKET
                                                              SHARES              VALUE
                                                           ------------        -----------
EQUITIES -- 98.5%

ADVERTISING -- 0.2%
Interpublic Group of Companies, Inc.                             14,107        $   349,289
Omnicom Group, Inc.                                               6,706            307,135
TMP Worldwide, Inc.*                                              4,076             87,634
                                                                               -----------
                                                                                   744,058
                                                                               -----------

AEROSPACE & DEFENSE -- 2.1%
Boeing Co.                                                       31,069          1,398,105
General Dynamics Corp.                                            7,507            798,369
Goodrich Corp.                                                    4,139            113,077
Honeywell International, Inc.                                    29,390          1,035,410
Lockheed Martin Corp.                                            15,840          1,100,880
Northrop Grumman Corp.                                            4,203            525,375
Raytheon Co.                                                     14,188            578,161
Rockwell Collins, Inc.                                            6,268            171,869
TRW, Inc.                                                         4,818            274,530
United Technologies Corp.                                        16,911          1,148,257
                                                                               -----------
                                                                                 7,144,033
                                                                               -----------

AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                                        5,997            101,109
Delta Air Lines, Inc.                                             4,899             97,980
Southwest Airlines Co.                                           26,340            425,654
                                                                               -----------
                                                                                   624,743
                                                                               -----------

APPAREL, TEXTILES & SHOES -- 0.6%
Gap, Inc.                                                        32,245            457,879
Jones Apparel Group, Inc.*                                        3,996            149,850
The Limited, Inc.                                                19,230            409,599
Liz Claiborne, Inc.                                               4,274            135,913
Nike, Inc. Cl. B                                                  9,624            516,328
Nordstrom, Inc.                                                   4,635            104,983
Reebok International Limited*                                     1,956             57,702
VF Corp.                                                          3,851            150,998
                                                                               -----------
                                                                                 1,983,252
                                                                               -----------

AUTOMOTIVE & PARTS -- 1.1%
Cooper Tire & Rubber Co.                                          2,146             44,100
Dana Corp.                                                        4,703             87,147
Delphi Automotive Systems Corp.                                  19,583            258,496
Ford Motor Co.                                                   66,667          1,066,672
General Motors Corp.                                             20,530          1,097,328
Genuine Parts Co.                                                 5,929            206,744
The Goodyear Tire & Rubber Co.                                    6,665            124,702
Harley-Davidson, Inc.                                            10,920            559,868
Navistar International Corp.                                      1,974        $    63,168
Paccar, Inc.                                                      4,489            199,267
Visteon Corp.                                                     4,812             68,330
                                                                               -----------
                                                                                 3,775,822
                                                                               -----------

BANKING, SAVINGS & LOANS -- 11.7%
AmSouth Bancorp.                                                 12,659            283,308
Bank of America Corp.                                            56,156          3,951,136
Bank of New York Co., Inc.                                       27,545            929,644
Bank One Corp.                                                   43,232          1,663,567
BB&T Corp.                                                       16,583            640,104
Capital One Financial Corp.                                       7,600            463,980
Charter One Financial, Inc.                                       7,501            257,884
Citigroup, Inc.                                                 187,644          7,271,205
Comerica, Inc.                                                    6,069            372,637
Federal Home Loan Mortgage Corp.                                 25,686          1,571,983
Federal National Mortgage Association                            36,176          2,667,980
Fifth Third Bancorp                                              21,763          1,450,504
First Tennessee National Corp.                                    4,600            176,180
Fleet Boston Financial Corp.                                     38,602          1,248,775
Golden West Financial Corp.                                       6,055            416,463
J.P. Morgan Chase & Co.                                          71,573          2,427,756
KeyCorp                                                          14,510            396,123
Marshall and Ilsley Corp.                                         7,600            235,068
Mellon Financial Corp.                                           15,994            502,691
National City Corp.                                              21,298            708,158
Northern Trust Corp.                                              8,488            373,981
Providian Financial Corp.                                         9,902             58,224
Regions Financial Corp.                                           7,752            272,483
SLM Corp.                                                         5,814            563,377
SouthTrust Corp.                                                 12,910            337,209
State Street Corp.                                               11,722            523,973
SunTrust Banks, Inc.                                             10,990            744,243
Synovus Financial Corp.                                           9,963            274,182
U.S. Bancorp                                                     70,832          1,653,927
Union Planters Corp.                                              7,012            226,978
Wachovia Corp.                                                   50,474          1,927,097
Washington Mutual, Inc.                                          34,576          1,283,115
Wells Fargo & Co.                                                62,629          3,135,208
Zions Bancorp                                                     3,593            187,195
                                                                               -----------
                                                                                39,196,338
                                                                               -----------

BEVERAGES -- 3.2%
Anheuser-Busch Companies, Inc.                                   32,448          1,622,400
Brown-Forman Corp. Cl. B                                          2,390            164,910
The Coca-Cola Co.                                                90,476          5,066,656
Coca-Cola Enterprises, Inc.                                      14,974        $   330,626
Coors (Adolph) Co. Cl. B                                          1,289             80,305
The Pepsi Bottling Group, Inc.                                   10,438            321,490
PepsiCo, Inc.                                                    64,471          3,107,502
                                                                               -----------
                                                                                10,693,889
                                                                               -----------

BROADCASTING, PUBLISHING & Printing -- 2.8%
American Greetings Corp. Cl. A                                    2,123             35,369
AOL Time Warner, Inc.*                                          161,308          2,372,841
Clear Channel Communications, Inc.*                              21,949            702,807
Comcast Corp. Cl. A*                                             34,740            828,202
Dow Jones & Co., Inc.                                             2,926            141,765
Gannett Co., Inc.                                                10,035            761,656
Knight Ridder, Inc.                                               2,555            160,837
The McGraw-Hill Companies, Inc.                                   7,030            419,691
Meredith Corp.                                                    1,744             66,882
New York Times Co. Cl. A                                          5,465            281,447
Tribune Co.                                                      11,409            496,292
Univision Communications, Inc. Cl. A*                             7,100            222,940
Viacom, Inc. Cl. B*                                              65,268          2,895,941
                                                                               -----------
                                                                                 9,386,670
                                                                               -----------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                                           3,556             37,658
Masco Corp.                                                      16,867            457,264
Vulcan Materials Co.                                              3,510            153,738
                                                                               -----------
                                                                                   648,660
                                                                               -----------

CHEMICALS -- 1.4%
Air Products and Chemicals, Inc.                                  8,458            426,875
Ashland, Inc.                                                     2,403             97,321
Dow Chemical Co.                                                 32,868          1,130,002
Du Pont (E.I.) de Nemours and Co.                                38,104          1,691,818
Eastman Chemical Co.                                              3,100            145,390
Engelhard Corp.                                                   4,493            127,242
Great Lakes Chemical Corp.                                        1,655             43,841
Hercules, Inc.*                                                   3,706             42,990
International Flavors & Fragrances, Inc.                          3,246            105,463
PPG Industries, Inc.                                              5,789            358,339
Praxair, Inc.                                                     5,482            312,310
Rohm & Haas Co.                                                   8,340            337,687
                                                                               -----------
                                                                                 4,819,278
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                       10

                                                             NUMBER OF            MARKET
                                                              SHARES              VALUE
                                                           ------------        -----------
COMMERCIAL SERVICES -- 1.3%
Allied Waste Industries, Inc.*                                    6,760        $    64,896
Apollo Group, Inc. Cl. A*                                         6,200            244,404
Block (H&R), Inc.                                                 6,874            317,235
Cendant Corp.*                                                   34,742            551,703
Cintas Corp.                                                      6,190            305,972
Concord EFS, Inc.*                                               18,384            554,094
Convergys Corp.*                                                  6,516            126,932
Donnelley (R.R.) & Sons Co.                                       3,922            108,051
Ecolab, Inc.                                                      4,458            206,093
Equifax, Inc.                                                     4,759            128,493
Fluor Corp.                                                       2,627            102,322
Moody's Corp.                                                     5,346            265,963
Paychex, Inc.                                                    13,997            437,966
PerkinElmer, Inc.                                                 5,008             55,338
Quintiles Transnational Corp.*                                    4,010             50,085
Robert Half International, Inc.*                                  5,880            137,004
Ryder System, Inc.                                                2,782             75,364
Waste Management, Inc.                                           23,453            610,951
                                                                               -----------
                                                                                 4,342,866
                                                                               -----------

COMMUNICATIONS -- 1.7%
ADC Telecommunications, Inc.*                                    27,448             62,856
Andrew Corp.*                                                     2,761             39,565
Avaya, Inc.*                                                     14,094             69,765
Ciena Corp.*                                                     11,241             47,100
Citizens Communications Co.*                                      9,401             78,592
Lucent Technologies, Inc.*                                      126,579            210,121
Network Appliance, Inc.*                                         11,920            148,285
Nextel Communications, Inc. Cl. A*                               28,830             92,544
Nortel Networks Corp.*                                          114,866            166,556
Qualcomm, Inc.*                                                  27,530            756,800
SBC Communications, Inc.                                        122,046          3,722,403
Scientific-Atlanta, Inc.                                          5,610             92,284
Tellabs, Inc.*                                                   15,112             93,694
                                                                               -----------
                                                                                 5,580,565
                                                                               -----------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                                   82,110          1,184,026
                                                                               -----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Autodesk, Inc.                                                    3,990             52,867
Computer Sciences Corp.*                                          6,387            305,299
Parametric Technology Corp.*                                      9,034             30,987
Sun Microsystems, Inc.*                                         119,708            599,737
Teradyne, Inc.*                                                   6,760            158,860
Unisys Corp.*                                                    10,715             96,435
                                                                               -----------
                                                                                 1,244,185
                                                                               -----------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                        2,970        $    68,191
                                                                               -----------

COMPUTERS & INFORMATION -- 2.4%
Apple Computer, Inc.*                                            12,826            227,277
Cisco Systems, Inc.*                                            267,573          3,732,643
Comverse Technology, Inc.*                                        6,822             63,172
Dell Computer Corp.*                                             95,847          2,505,441
EMC Corp.*                                                       81,032            611,792
Gateway, Inc.*                                                   10,690             47,464
International Game Technology *                                   3,679            208,599
Jabil Circuit, Inc.*                                              7,578            159,972
Lexmark International Group, Inc.*                                4,864            264,602
Palm, Inc.*                                                      18,501             32,562
Solectron Corp.*                                                 29,381            180,693
Symbol Technologies, Inc.                                         7,735             65,747
                                                                               -----------
                                                                                 8,099,964
                                                                               -----------

COMPUTERS & OFFICE EQUIPMENT -- 2.2%
Electronic Data Systems Corp.                                    17,171            637,903
Hewlett-Packard Co.                                             111,115          1,697,837
International Business Machines Corp.                            62,814          4,522,608
Pitney Bowes, Inc.                                                8,902            353,587
Xerox Corp.*                                                     26,114            182,015
                                                                               -----------
                                                                                 7,393,950
                                                                               -----------

CONTAINERS -- 0.2%
Ball Corp.                                                        2,210             91,671
Bemis Co., Inc.                                                   1,783             84,692
Pactiv Corp.*                                                     5,359            127,544
Sealed Air Corp.*                                                 2,891            116,421
Temple-Inland, Inc.                                               2,338            135,277
                                                                               -----------
                                                                                   555,605
                                                                               -----------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                                          2,038             97,416
Avon Products, Inc.                                               8,678            453,339
Colgate-Palmolive Co.                                            20,377          1,019,869
The Gillette Co.                                                 38,483          1,303,419
Kimberly-Clark Corp.                                             19,603          1,215,386
The Procter & Gamble Co.                                         47,104          4,206,387
                                                                               -----------
                                                                                 8,295,816
                                                                               -----------

DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data Processing, Inc.                                  23,004          1,001,824
Deluxe Corp.                                                      2,714            105,547
First Data Corp.                                                 27,560          1,025,232
Fiserv, Inc.*                                                     7,321            268,754
IMS Health, Inc.                                                 10,824        $   194,291
NCR Corp.*                                                        3,450            119,370
                                                                               -----------
                                                                                 2,715,018
                                                                               -----------

ELECTRIC UTILITIES -- 2.5%
AES Corp.*                                                       18,349             99,452
Allegheny Energy, Inc.                                            4,220            108,665
Ameren Corp.                                                      4,681            201,330
American Electric Power Co.                                      12,357            494,527
Calpine Corp.*                                                   14,571            102,434
Cinergy Corp.                                                     5,463            196,613
CMS Energy Corp.                                                  6,238             68,493
Consolidated Edison, Inc.                                         7,350            306,862
Constellation Energy Group, Inc.                                  5,625            165,037
Dominion Resources, Inc.                                          9,778            647,304
DTE Energy Co.                                                    5,537            247,172
Duke Energy Corp.                                                29,835            927,868
Edison International*                                            11,030            187,510
Entergy Corp.                                                     8,460            359,042
Exelon Corp.                                                     12,168            636,386
FirstEnergy Corp.                                                10,257            342,379
FPL Group, Inc.                                                   5,986            359,100
Mirant Corp.*                                                    14,751            107,682
NiSource, Inc.                                                    7,046            153,814
PG&E Corp.*                                                      14,221            254,414
Pinnacle West Capital Corp.                                       2,900            114,550
PPL Corp.                                                         5,789            191,500
Progress Energy, Inc.                                             7,372            383,418
Public Service Enterprise Group, Inc.                             8,098            350,643
Reliant Energy, Inc.                                             11,663            197,105
Southern Co.                                                     25,687            703,824
Teco Energy, Inc.                                                 5,661            140,110
TXU Corp.                                                        10,177            524,624
                                                                               -----------
                                                                                 8,571,858
                                                                               -----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.5%
Advanced Micro Devices, Inc.*                                    12,760            124,027
Altera Corp.*                                                    14,120            191,891
American Power Conversion Corp.*                                  8,030            101,419
Analog Devices, Inc.*                                            12,770            379,269
Applied Micro Circuits Corp.*                                    10,300             48,719
Broadcom Corp. Cl. A*                                             9,353            164,052
Emerson Electric Co.                                             15,157            811,051
General Electric Co.                                            362,693         10,536,232
Intel Corp.                                                     244,960          4,475,419
JDS Uniphase Corp.*                                              50,688            135,337
Johnson Controls, Inc.                                            3,325            271,353
Kla-Tencor Corp.*                                                 7,006            308,194

    The accompanying notes are an integral part of the financial statements.

                                       11

                                                             NUMBER OF            MARKET
                                                              SHARES              VALUE
                                                           ------------        -----------
Linear Technology Corp.                                          11,730        $   368,674
LSI Logic Corp.*                                                 13,528            118,370
Maxim Integrated Products, Inc.*                                 11,460            439,262
Micron Technology, Inc.*                                         21,717            439,118
Molex, Inc.                                                       7,290            244,434
National Semiconductor Corp.*                                     6,648            193,922
Novellus Systems, Inc.*                                           5,350            181,900
Nvidia Corp.*                                                     5,300             91,054
PMC-Sierra, Inc.*                                                 5,589             51,810
Power-One, Inc.*                                                  2,820             17,540
Qlogic Corp.*                                                     3,600            137,160
Rockwell International Corp.                                      6,268            125,235
Sanmina-SCI Corp.*                                               18,452            116,432
Texas Instruments, Inc.                                          63,926          1,515,046
Thomas & Betts Corp.*                                             1,951             36,289
Vitesse Semiconductor Corp.*                                      8,280             25,751
Xilinx, Inc.*                                                    12,511            280,622
                                                                               -----------
                                                                                21,929,582
                                                                               -----------

ENERGY -- 7.8%
Amerada Hess Corp.                                                3,053            251,872
Anadarko Petroleum Corp.                                          8,522            420,135
Apache Corp.                                                      4,786            275,099
BJ Services Co.*                                                  5,700            193,116
Burlington Resources, Inc.                                        7,300            277,400
ChevronTexaco Corp.                                              39,272          3,475,572
Conoco, Inc.                                                     23,076            641,513
Devon Energy Corp.                                                5,585            275,229
Dynegy, Inc.                                                     12,600             90,720
El Paso Corp.                                                    20,846            429,636
EOG Resources, Inc.                                               4,500            178,650
Exxon Mobil Corp.                                               247,406         10,123,854
Halliburton Co.                                                  15,865            252,888
Kerr-McGee Corp.                                                  3,446            184,533
KeySpan Corp.                                                     4,680            176,202
Kinder Morgan, Inc.                                               4,490            170,710
Marathon Oil Corp.                                               11,505            312,016
Nabors Industries Limited*                                        5,515            194,679
Nicor, Inc.                                                       1,489             68,122
Noble Corp.*                                                      5,340            206,124
Occidental Petroleum Corp.                                       14,704            440,973
Peoples Energy Corp.                                              1,157             42,184
Phillips Petroleum Co.                                           14,459            851,346
Rowan Companies, Inc.                                             3,421             73,380
Royal Dutch Petroleum Co. NY Shares                              77,381          4,276,848
Schlumberger Limited                                             20,839            969,013
Sempra Energy                                                     7,028            155,530
Sunoco, Inc.                                                      2,893            103,078
Transocean Sedco Forex, Inc.                                     12,127            377,756
Unocal Corp.                                                      9,257        $   341,954
The Williams Companies, Inc.                                     18,471            110,641
Xcel Energy, Inc.                                                14,572            244,372
                                                                               -----------
                                                                                26,185,145
                                                                               -----------

ENTERTAINMENT & LEISURE -- 0.7%
Brunswick Corp.                                                   2,839             79,492
Carnival Corp.                                                   21,385            592,151
The Disney (Walt) Co.                                            75,322          1,423,586
Harrah's Entertainment, Inc.*                                     3,923            173,985
                                                                               -----------
                                                                                 2,269,214
                                                                               -----------
FINANCIAL SERVICES -- 2.9%
American Express Co.                                             48,672          1,767,767
Bear Stearns Companies, Inc.                                      3,518            215,302
Countrywide Credit Industries, Inc.                               3,939            190,057
Franklin Resources, Inc.                                          9,728            414,802
Household International, Inc.                                    16,330            811,601
Huntington Bancshares, Inc.                                       8,334            161,846
Lehman Brothers Holdings, Inc.                                    8,572            535,921
MBNA Corp.                                                       31,681          1,047,691
Merrill Lynch & Co., Inc.                                        30,068          1,217,754
Morgan Stanley Dean Witter & Co.                                 39,791          1,714,196
Plum Creek Timber Co., Inc.                                       6,300            193,410
PNC Financial Services Group, Inc.                               10,949            572,414
Price (T. Rowe) Group, Inc.                                       4,900            161,112
The Schwab (Charles) Corp.                                       50,661            567,403
Simon Property Group, Inc.                                        4,700            173,148
Stillwell Financial, Inc.                                         8,450            153,790
                                                                               -----------
                                                                                 9,898,214
                                                                               -----------

FOODS -- 1.9%
Archer-Daniels-Midland Co.                                       22,661            289,834
Campbell Soup Co.                                                14,002            387,295
ConAgra Foods, Inc.                                              20,472            566,051
General Mills, Inc.                                              13,308            586,617
Heinz (H.J.) Co.                                                 13,222            543,424
Hershey Foods Corp.                                               5,172            323,250
Kellogg Co.                                                      15,164            543,781
The Kroger Co.*                                                  29,218            581,438
Safeway, Inc.*                                                   18,860            550,523
Sara Lee Corp.                                                   29,565            610,222
Starbucks Corp.*                                                 13,930            346,160
SuperValu, Inc.                                                   4,521            110,900
Sysco Corp.                                                      25,130            684,039
Wrigley (Wm.) Jr. Co.                                             7,734            428,077
                                                                               -----------
                                                                                 6,551,611
                                                                               -----------

FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                               1,942        $    67,057
Georgia-Pacific Corp.                                             8,670            213,109
International Paper Co.                                          17,589            766,529
MeadWestvaco Corp.                                                7,601            255,090
Weyerhaeuser Co.                                                  7,790            497,391
                                                                               -----------
                                                                                 1,799,176
                                                                               -----------

HEALTHCARE -- 1.1%
HCA, Inc.                                                        19,276            915,610
Health Management Associates, Inc. Cl. A*                         9,300            187,395
Healthsouth Corp.*                                               14,954            191,262
Humana, Inc.*                                                     5,803             90,701
Manor Care, Inc.*                                                 3,532             81,236
Tenet Healthcare Corp.*                                          11,706            837,564
UnitedHealth Group, Inc.                                         11,120          1,018,036
Wellpoint Health Networks, Inc.*                                  5,040            392,162
                                                                               -----------
                                                                                 3,713,966
                                                                               -----------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.2%
Centex Corp.                                                      2,273            131,357
KB Home                                                           2,071            106,677
Leggett & Platt, Inc.                                             6,750            157,950
Maytag Corp.                                                      3,186            135,883
Pulte Homes, Inc.                                                 2,561            147,206
Whirlpool Corp.                                                   2,269            148,302
                                                                               -----------
                                                                                   827,375
                                                                               -----------

HOUSEHOLD PRODUCTS -- 0.9%
Black & Decker Corp.                                              3,250            156,650
The Clorox Co.                                                    8,070            333,695
Corning, Inc.*                                                   33,991            120,668
Fortune Brands, Inc.                                              5,180            290,080
Newell Rubbermaid, Inc.                                           9,935            348,321
Sherwin-Williams Co.                                              6,129            183,441
Snap-On, Inc.                                                     1,853             55,016
The Stanley Works                                                 2,905            119,134
Tupperware Corp.                                                  1,950             40,541
Unilever NV NY Shares                                            21,352          1,383,610
                                                                               -----------
                                                                                 3,031,156
                                                                               -----------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                             3,332            166,933
                                                                               -----------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                           14,536          1,787,928
Cooper Industries Limited Cl. A                                   3,614            142,030
Danaher Corp.                                                     5,155            342,034
Eaton Corp.                                                       2,597            188,932

    The accompanying notes are an integral part of the financial statements.

                                       12

                                                             NUMBER OF            MARKET
                                                              SHARES              VALUE
                                                           ------------        -----------
Illinois Tool Works, Inc.                                        11,243        $   767,897
ITT Industries, Inc.                                              3,137            221,472
McDermott International, Inc.*                                    1,890             15,309
Textron, Inc.                                                     5,332            250,071
Tyco International Limited                                       72,274            976,422
                                                                               -----------
                                                                                 4,692,095
                                                                               -----------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                    21,658            319,672
                                                                               -----------

INSURANCE -- 4.8%
ACE Limited                                                       9,600            303,360
Aetna, Inc.                                                       5,249            251,795
AFLAC, Inc.                                                      19,120            611,840
Allstate Corp.                                                   26,704            987,514
Ambac Financial Group, Inc.                                       4,075            273,840
American International Group, Inc.                               95,170          6,493,449
Aon Corp.                                                         9,846            290,260
Chubb Corp.                                                       6,073            429,968
Cigna Corp.                                                       5,340            520,223
Cincinnati Financial Corp.                                        5,489            255,403
Conseco, Inc.*                                                   11,843             23,686
The Hartford Financial Services Group, Inc.                       9,258            550,573
Jefferson-Pilot Corp.                                             5,320            250,040
John Hancock Financial Services, Inc.                            11,202            394,310
Lincoln National Corp.                                            6,441            270,522
Loews Corp.                                                       7,158            379,302
Marsh & McLennan Companies, Inc.                                 10,271            992,179
MBIA, Inc.                                                        5,775            326,461
Metlife, Inc.                                                    27,232            784,282
MGIC Investment Corp.                                             3,589            243,334
Progressive Corp.                                                 7,983            461,817
Safeco Corp.                                                      4,959            153,184
The St. Paul Companies, Inc.                                      7,509            292,250
Torchmark Corp.                                                   4,226            161,433
UnumProvident Corp.                                               8,270            210,472
XL Capital Limited Cl. A                                          4,627            391,907
                                                                               -----------
                                                                                16,303,404
                                                                               -----------

LODGING -- 0.2%
Hilton Hotels Corp.                                              14,791            205,595
Marriott International, Inc. Cl. A                                8,664            329,665
Starwood Hotels & Resorts Worldwide, Inc.                         6,840            224,968
                                                                               -----------
                                                                                   760,228
                                                                               -----------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                               11,598        $   386,097
Caterpillar, Inc.                                                12,152            594,840
Cummins, Inc.                                                     1,439             47,631
Deere & Co.                                                       8,843            423,580
Dover Corp.                                                       7,635            267,225
Ingersoll-Rand Co. Cl. A                                          6,383            291,448
Pall Corp.                                                        4,192             86,984
Parker-Hannifin Corp.                                             4,414            210,945
                                                                               -----------
                                                                                 2,308,750
                                                                               -----------

MANUFACTURING -- 0.5%
American Standard Companies*                                      2,600            195,260
Applied Materials, Inc.*                                         58,906          1,120,392
Avery-Dennison Corp.                                              3,728            233,932
Millipore Corp.                                                   1,515             48,450
                                                                               -----------
                                                                                 1,598,034
                                                                               -----------

MEDICAL SUPPLIES -- 1.9%
Agilent Technologies, Inc.*                                      17,183            406,378
Allergan, Inc.                                                    4,807            320,867
Applied Biosystems Group-Applera Corp.                            7,738            150,814
Bard (C.R.), Inc.                                                 2,060            116,555
Bausch & Lomb, Inc.                                               1,792             60,659
Baxter International, Inc.                                       21,992            977,544
Becton, Dickinson & Co.                                           9,448            325,484
Biomet, Inc.                                                      9,855            267,268
Boston Scientific Corp.*                                         14,711            431,327
Guidant Corp.*                                                   10,488            317,052
Medtronic, Inc.                                                  44,681          1,914,581
St. Jude Medical, Inc.*                                           2,911            214,977
Stryker Corp.                                                     7,250            387,948
Tektronix, Inc.*                                                  3,120             58,375
Thermo Electron Corp.*                                            6,154            101,541
Waters Corp.*                                                     5,200            138,840
Zimmer Holdings, Inc.*                                            6,687            238,458
                                                                               -----------
                                                                                 6,428,668
                                                                               -----------

METALS & MINING -- 0.9%
Alcan, Inc.                                                      11,881            445,775
Alcoa, Inc.                                                      30,788          1,020,622
Allegheny Technologies, Inc.                                      2,544             40,195
Barrick Gold Corp.                                               19,318            366,849
Crane Co.                                                         1,978             50,202
Freeport-McMoran Copper & Gold, Inc. Cl. B*                       6,165            110,045
Inco Limited*                                                     6,162            139,508
Newmont Mining Corp.                                             13,709            360,958
Nucor Corp.                                                       2,706            175,998
Phelps Dodge Corp.                                                3,285            135,342
Placer Dome, Inc.                                                11,355        $   127,290
United States Steel Corp.                                         3,054             60,744
Worthington Industries, Inc.                                      2,807             50,807
                                                                               -----------
                                                                                 3,084,335
                                                                               -----------

PHARMACEUTICALS -- 10.5%
Abbott Laboratories                                              57,398          2,161,035
AmerisourceBergen Corp.                                           3,476            264,176
Amgen, Inc.*                                                     37,834          1,584,488
Biogen, Inc.*                                                     5,433            225,089
Bristol-Myers Squibb Co.                                         70,542          1,812,929
Cardinal Health, Inc.                                            16,727          1,027,205
Chiron Corp.*                                                     7,260            256,641
Eli Lilly & Co.                                                  41,380          2,333,832
Forest Laboratories, Inc. Cl. A*                                  6,190            438,252
Genzyme Corp.*                                                    7,200            138,528
Immunex Corp.*                                                   19,630            438,534
Johnson & Johnson                                               109,812          5,738,775
King Pharmaceuticals, Inc.*                                       8,867            197,291
McKesson, Inc.                                                   10,887            356,005
Medimmune, Inc.*                                                  8,964            236,650
Merck & Co., Inc.                                                82,843          4,195,170
Pfizer, Inc.                                                    229,392          8,028,720
Pharmacia Corp.                                                  47,911          1,794,267
Schering-Plough Corp.                                            54,188          1,333,025
Sigma-Aldrich Corp.                                               2,584            129,588
Watson Pharmaceutical, Inc.*                                      3,570             90,214
Wyeth                                                            48,556          2,486,067
                                                                               -----------
                                                                                35,266,481
                                                                               -----------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                                10,060            293,450
                                                                               -----------

PREPACKAGED SOFTWARE -- 4.4%
Adobe Systems, Inc.                                               8,806            250,971
BMC Software, Inc.*                                               9,365            155,459
Citrix Systems, Inc.*                                             6,492             39,212
Computer Associates International, Inc.                          20,823            330,877
Compuware Corp.*                                                 13,878             84,239
Intuit, Inc.*                                                     7,710            383,341
Microsoft Corp.*                                                197,914         10,825,896
Novell, Inc.*                                                    14,376             46,147
Oracle Corp.*                                                   202,011          1,913,044
Peoplesoft, Inc.*                                                10,814            160,912
Rational Software Corp.*                                          6,800             55,828
Siebel Systems, Inc.*                                            16,518            234,886
Veritas Software Corp.*                                          14,746            291,823
                                                                               -----------
                                                                                14,772,635
                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

                                       13

                                                             NUMBER OF            MARKET
                                                              SHARES              VALUE
                                                           ------------       ------------
REAL ESTATE -- 0.2%
Equity Office Properties Trust                                   16,260       $    489,426
Equity Residential
Properties Trust                                                  9,300            267,375
                                                                              ------------
                                                                                   756,801
                                                                              ------------

RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                          6,192            152,942
McDonald's Corp.                                                 46,777          1,330,806
Wendy's International, Inc.                                       3,875            154,341
Yum! Brands, Inc.*                                               10,798            315,842
                                                                              ------------
                                                                                 1,953,931
                                                                              ------------

RETAIL -- 6.8%
AutoZone, Inc.*                                                   4,054            313,374
Bed Bath & Beyond, Inc.*                                         10,950            413,253
Best Buy Co., Inc.*                                              11,130            404,019
Big Lots, Inc.                                                    3,874             76,240
Circuit City Stores-Circuit City Group                            8,000            150,000
Costco Wholesale Corp.*                                          17,042            658,162
CVS Corp.                                                        14,403            440,732
Dillards, Inc. Cl. A                                              3,001             78,896
Dollar General Corp.                                             11,314            215,305
Family Dollar Stores, Inc.                                        6,551            230,923
Federated Department Stores, Inc.*                                7,263            288,341
The Home Depot, Inc.                                             85,337          3,134,428
Kohls Corp.*                                                     12,223            856,588
Lowe's Companies, Inc.                                           28,582          1,297,623
The May Department Stores Co.                                    10,332            340,233
Office Depot, Inc.*                                              11,265            189,252
Penney (J.C.) Co., Inc.                                          10,209            224,802
RadioShack Corp.                                                  6,305            189,528
Sears, Roebuck and Co.                                           11,760            638,568
Staples, Inc.*                                                   16,773            330,428
Target Corp.                                                     33,468          1,275,131
Tiffany & Co.                                                     4,892            172,198
TJX Companies, Inc.                                              20,276            397,612
Toys R Us, Inc.*                                                  7,662            133,855
Walgreen Co.                                                     37,404          1,444,917
Wal-Mart Stores, Inc.                                           162,612          8,945,286
                                                                              ------------
                                                                                22,839,694
                                                                              ------------

RETAIL - GROCERY -- 0.2%
Albertson's, Inc.                                                14,947            455,286
Winn-Dixie Stores, Inc.                                           4,823             75,191
                                                                              ------------
                                                                                   530,477
                                                                              ------------

TELEPHONE UTILITIES -- 2.8%
Alltel Corp.                                                     11,367       $    534,249
AT&T Corp.                                                      127,921          1,368,755
AT&T Wireless Services, Inc.*                                   100,431            587,521
BellSouth Corp.                                                  69,220          2,180,430
CenturyTel, Inc.                                                  5,031            148,415
Qwest Communications International, Inc.*                        59,958            167,882
Sprint Corp. (FON Group)                                         33,105            351,244
Sprint Corp. (PCS Group)*                                        35,861            160,299
Verizon Communications, Inc.                                     98,829          3,967,984
                                                                              ------------
                                                                                 9,466,779
                                                                              ------------

TOBACCO -- 1.1%
Philip Morris Companies, Inc.                                    78,729          3,438,883
UST, Inc.                                                         6,722            228,548
                                                                              ------------
                                                                                 3,667,431
                                                                              ------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                                      5,891             79,882
Mattel, Inc.                                                     15,689            330,724
                                                                              ------------
                                                                                   410,606
                                                                              ------------

TRANSPORTATION -- 0.6%
Burlington Northern Santa Fe Corp.                               13,986            419,580
CSX Corp.                                                         7,865            275,668
FedEx Corp.                                                      10,603            566,200
Norfolk Southern Corp.                                           14,689            343,429
Union Pacific Corp.                                               8,917            564,268
                                                                              ------------
                                                                                 2,169,145
                                                                              ------------

TRAVEL -- 0.1%
Sabre Holdings Corp.*                                             5,531            198,009
                                                                              ------------

TOTAL EQUITIES
(COST $389,885,854)                                                            331,261,784
                                                                              ------------

                                                            PRINCIPAL
                                                              AMOUNT
                                                           ------------
SHORT-TERM INVESTMENTS -- 6.2%

CASH EQUIVALENTS -- 4.8%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                                        $    265,495            265,495

                                                            PRINCIPAL             MARKET
                                                              AMOUNT              VALUE
                                                           ------------       ------------
Barclays PLC Eurodollar Time Deposit
  1.800% 09/05/2002                                        $    353,994       $    353,994
Bayerische Hypo-und Vereinsbank Eurodollar Time Deposit
  1.800% 08/08/2002                                           1,769,968          1,769,968
Bayerische Hypo-und Vereinsbank Eurodollar Time Deposit
  1.800% 09/19/2002                                             442,492            442,492
Bayerische Hypo-und Vereinsbank Eurodollar Time Deposit
  1.930% 07/03/2002                                             685,038            685,038
Credit Agricole Bank Eurodollar Time Deposit
  1.940% 07/01/2002                                           2,389,457          2,389,457
Fleet National Bank Note
  2.00% 07/03/2002                                              383,387            383,387
Merrill Lynch Bank Note
  1.910% 11/26/2002                                             353,994            353,994
Merrill Lynch Bank Note
  1.920% 04/16/2003                                             176,997            176,997
Merrimac Money Market Fund                                    7,369,061          7,369,061
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                             265,495            265,495
National City Bank Note
  1.820% 01/23/2003                                             442,492            442,492
Royal Bank of Scotland Eurodollar Time Deposit
  1.830% 08/16/2002                                             884,984            884,984
US Bank Note
  1.800% 11/06/2002                                             442,492            442,492
       `                                                                      ------------
                                                                                16,225,346
       `                                                                      ------------

REPURCHASE AGREEMENT -- 1.3%
Investors Bank & Trust Company Repurchase Agreement,
  dated 06/28/2002, 1.03%, due 07/01/2002(a)                  4,256,948          4,256,948
       `                                                                      ------------

U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.660% 07/18/2002                                             300,000            299,737
U.S. Treasury Bill***
  1.670% 07/18/2002                                              20,000             19,982

    The accompanying notes are an integral part of the financial statements.

                                       14

                                                            PRINCIPAL             MARKET
                                                              AMOUNT              VALUE
                                                           ------------       ------------
U.S. Treasury Bill***
  1.680% 07/18/2002                                        $    100,000       $     99,911
U.S. Treasury Bill***
  1.700% 07/18/2002                                              40,000             39,964
U.S. Treasury Bill***
  1.720% 07/18/2002                                              25,000             24,978
       `                                                                      ------------
                                                                                   484,572
       `                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                             20,966,866
       `                                                                      ------------

TOTAL INVESTMENTS -- 104.7%
(COST $410,852,720)****                                                        352,228,650

Other Assets/(Liabilities) -- (4.7%)                                           (15,860,107)
                                                                              ------------

NET ASSETS -- 100.0%                                                          $336,368,543
       `                                                                      ============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). ****Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,257,313. Collateralized by U.S. Government Agency obligation with a rate of 7.398%, maturity date of 10/01/2030, and aggregate market value, including accrued interest, of $4,469,795.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                   JUNE 30, 2002
                                                                                                    (UNAUDITED)
                                                                                                   -------------
ASSETS:
        Investments, at value (cost $389,885,854) (NOTE 2)                                         $ 331,261,784
        Short-term investments, at amortized cost (NOTE 2)                                            20,966,866
                                                                                                   -------------
            Total Investments (including securities on loan with market values of $15,534,030)       352,228,650
        Receivables from:
            Interest and dividends                                                                       469,234
            Foreign taxes withheld                                                                            37
                                                                                                   -------------
                 Total assets                                                                        352,697,921
                                                                                                   -------------

LIABILITIES:
        Payables for:
            Variation margin on open futures contracts (NOTE 2)                                            9,025
            Securities on loan (NOTE 2)                                                               16,225,346
            Directors' fees and expenses (NOTE 3)                                                          8,007
            Affiliates (NOTE 3):
                 Investment management fees                                                               26,546
                 Administration fees                                                                      28,383
        Accrued expense and other liabilities                                                             32,071
                                                                                                   -------------
                 Total liabilities                                                                    16,329,378
                                                                                                   -------------
        NET ASSETS                                                                                 $ 336,368,543
                                                                                                   =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                            $ 396,563,425
        Undistributed net investment income                                                            2,048,993
        Accumulated net realized loss on investments and futures contracts                            (3,426,653)
        Net unrealized depreciation on investments and futures contracts                             (58,817,222)
                                                                                                   -------------
                                                                                                   $ 336,368,543
                                                                                                   =============
NET ASSETS:
        Class I                                                                                    $  70,826,364
                                                                                                   =============
        Class II                                                                                   $ 133,095,617
                                                                                                   =============
        Class III                                                                                  $ 132,446,562
                                                                                                   =============

SHARES OUTSTANDING:
        Class I                                                                                        5,781,610
                                                                                                   =============
        Class II                                                                                      10,861,803
                                                                                                   =============
        Class III                                                                                     10,826,043
                                                                                                   =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class I                                                                                    $       12.25
                                                                                                   =============
        Class II                                                                                   $       12.25
                                                                                                   =============
        Class III                                                                                  $       12.23
                                                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2002
                                                                                    (UNAUDITED)
                                                                                 ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $14,032)                            $      2,435,136
        Interest (including securities lending income of $15,352)                          49,734
                                                                                 ----------------
                Total investment income                                                 2,484,870
                                                                                 ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                               170,675
        Shareholder reporting fees                                                         26,691
        Custody fees                                                                       24,681
        Audit and legal fees                                                               16,468
        Directors' fees (NOTE 3)                                                            7,767
                                                                                 ----------------
                                                                                          246,282
                                                                                 ----------------

        Administration fees (NOTE 3):
            Class I                                                                       117,010
                                                                                 ----------------
            Class II                                                                      112,223
            Class II fees waived                                                          (43,534)
                                                                                 ----------------
                                                                                           68,689
                                                                                 ----------------
            Class III                                                                      36,303
            Class III fees waived                                                         (36,303)
                                                                                 ----------------
                                                                                                -
                                                                                 ----------------
                Net expenses                                                              431,981
                                                                                 ----------------
                NET INVESTMENT INCOME                                                   2,052,889
                                                                                 ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                    (2,185,771)
            Closed futures contracts                                                     (714,737)
                                                                                 ----------------
                Net realized loss                                                      (2,900,508)
                                                                                 ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                               (48,130,391)
            Open futures contracts                                                       (236,065)
                                                                                 ----------------
                Net unrealized loss                                                   (48,366,456)
                                                                                 ----------------
                NET REALIZED AND UNREALIZED LOSS                                      (51,266,964)
                                                                                 ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $    (49,214,075)
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS ENDED
                                                                                          JUNE 30, 2002          YEAR ENDED
                                                                                           (UNAUDITED)        DECEMBER 31, 2001
                                                                                        ----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $      2,052,889      $       2,082,311
        Net realized gain (loss) on investment transactions and futures contracts             (2,900,508)               884,690
        Net change in unrealized appreciation (depreciation) on investments
           and futures contracts                                                             (48,366,456)           (14,964,990)
                                                                                        ----------------      -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (49,214,075)           (11,997,989)
                                                                                        ----------------      -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class I                                                                                        -               (396,652)
        Class II                                                                                       -               (487,951)
        Class III                                                                                      -             (1,208,832)
                                                                                        ----------------      -----------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                             -             (2,093,435)
                                                                                        ----------------      -----------------

        From net realized gains:
        Class I                                                                                        -               (325,151)
        Class II                                                                                       -               (295,492)
        Class III                                                                                      -               (616,585)
                                                                                        ----------------      -----------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                                -             (1,237,228)
                                                                                        ----------------      -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                                                  327,897             10,390,890
        Class II                                                                              76,360,205             27,044,304
        Class III                                                                             (1,865,207)           114,746,113
                                                                                        ----------------      -----------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                           74,822,895            152,181,307
                                                                                        ----------------      -----------------
        TOTAL INCREASE IN NET ASSETS                                                          25,608,820            136,852,655

NET ASSETS:
        Beginning of period                                                                  310,759,723            173,907,068
                                                                                        ----------------      -----------------
        End of period (including undistributed net investment income of
           $2,048,993 and distributions in excess of net investment income
           of $3,896, respectively)                                                     $    336,368,543      $     310,759,723
                                                                                        ================      =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 CLASS I
                                                                                 -------
                                                    SIX MONTHS ENDED
                                                         6/30/02          YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                       (UNAUDITED)         12/31/01       12/31/00       12/31/99
                                                    ----------------      ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $          14.14      $    16.27     $    18.13     $    15.26
                                                    ----------------      ----------     ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.07***         0.14***        0.16***        0.09
  Net realized and unrealized gain
     (loss) on investments                                     (1.96)          (2.14)         (1.88)          3.01
                                                    ----------------      ----------     ----------     ----------
       Total income (loss) from investment
          operations                                           (1.89)          (2.00)         (1.72)          3.10
                                                    ----------------      ----------     ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -           (0.07)         (0.14)         (0.09)
  From net realized gains                                          -           (0.06)             -          (0.14)
                                                    ----------------      ----------     ----------     ----------
       Total distributions                                         -           (0.13)         (0.14)         (0.23)
                                                    ----------------      ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $          12.25      $    14.14     $    16.27     $    18.13
                                                    ================      ==========     ==========     ==========
TOTAL RETURN@                                                 (13.37)%**      (12.32)%        (9.53)%        20.32%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $         70,826      $   81,535     $   82,798     $   95,049
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.44%*          0.45%          0.45%          0.50%
     After expense waiver#                                      0.44%*          0.45%          0.45%           N/A
  Net investment income to average daily net assets             1.01%*          0.92%          0.89%          0.92%
  Portfolio turnover rate                                          1%**            5%             3%             3%

                                                             CLASS I
                                                             -------
                                                    YEAR ENDED    YEAR ENDED
                                                     12/31/98      12/31/97+
                                                    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    12.08    $    10.00
                                                    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.13          0.09
  Net realized and unrealized gain
     (loss) on investments                                3.28          2.10
                                                    ----------    ----------
       Total income (loss) from investment
          operations                                      3.41          2.19
                                                    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.13)        (0.09)
  From net realized gains                                (0.10)        (0.02)
                                                    ----------    ----------
       Total distributions                               (0.23)        (0.11)
                                                    ----------    ----------
NET ASSET VALUE, END OF PERIOD                      $    15.26    $    12.08
                                                    ==========    ==========
TOTAL RETURN@                                            28.22%        21.39%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $   36,069    $   24,202
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.60%         0.43%*
     After expense waiver#                                0.50%          N/A
  Net investment income to average daily net assets       0.91%         0.80%*
  Portfolio turnover rate                                    5%            2%**

                                                                           CLASS II
                                                                           --------
                                                    SIX MONTHS ENDED
                                                         6/30/02           YEAR ENDED     YEAR ENDED
                                                      (UNAUDITED)           12/31/01      12/31/00++
                                                    ----------------       ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $          14.13       $    16.26     $    17.96
                                                    ----------------       ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                         0.08***          0.16***        0.13***
  Net realized and unrealized loss on investments              (1.96)           (2.14)         (1.68)
                                                    ----------------       ----------     ----------
       Total loss from investment operations                   (1.88)           (1.98)         (1.55)
                                                    ----------------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                       -            (0.09)         (0.15)
  From net realized gains                                          -            (0.06)             -
                                                    ----------------       ----------     ----------
       Total distributions                                         -            (0.15)         (0.15)
                                                    ----------------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $          12.25       $    14.13     $    16.26
                                                    ================       ==========     ==========
TOTAL RETURN@                                                 (13.31)%**       (12.18)%        (8.63)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $        133,096       $   74,636     $   56,998
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.34%*           0.34%          0.34%*
     After expense waiver##                                     0.26%*           0.29%          0.29%*
  Net investment income to average daily net assets             1.19%*           1.08%          1.10%*
  Portfolio turnover rate                                          1%**             5%             3%**

                                                                      CLASS III
                                                                      ---------
                                                     SIX MONTHS ENDED
                                                          6/30/02          YEAR ENDED     YEAR ENDED
                                                        (UNAUDITED)         12/31/01      12/31/00++
                                                     ----------------      ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $          14.10      $    16.27     $     17.96
                                                     ----------------      ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.09***         0.19***        0.15***
  Net realized and unrealized loss on investments               (1.96)          (2.19)         (1.67)
                                                     ----------------      ----------     ----------
       Total loss from investment operations                    (1.87)          (2.00)         (1.52)
                                                     ----------------      ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -           (0.11)         (0.17)
  From net realized gains                                           -           (0.06)             -
                                                     ----------------      ----------     ----------
       Total distributions                                          -           (0.17)         (0.17)
                                                     ----------------      ----------     ----------
NET ASSET VALUE, END OF PERIOD                                  12.23      $    14.10     $    16.27
                                                     ================      ==========     ==========
TOTAL RETURN@                                                  (13.26)%**      (12.30)%        (8.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $        132,447      $  154,588     $   34,111
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.19%*          0.20%          0.20%*
     After expense waiver##                                      0.14%*          0.15%          0.15%*
  Net investment income to average daily net assets              1.31%*          1.32%          1.25%*
  Portfolio turnover rate                                           1%**            5%             3%**


*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
++ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHTLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001, AND THE SIX MONTHS ENDED JUNE 30, 2002.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML ENHANCED INDEX CORE EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve total returns that slightly exceed those of the S&P 500 Index over the long term while maintaining a risk profile similar to that of the index
- invest in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index
- employ quantitative analysis utilizing core (blended growth and value) parameters in making investment decisions
- utilize a proprietary quantitative model that ranks all companies in the S&P 500 Index in terms of various fundamental and technical factors to find stocks that
    - are of high investment quality
    - offer above-average levels of profitability or superior growth
    - are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 12.49%, versus - 13.15% for the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Weak equity markets resulted from a combination of a declining dollar, a crisis of confidence in corporate management's willingness to tell the truth about earnings, sluggish capital spending, escalating tensions in the Middle East and recurring fears about global terrorism. Despite these challenges, however, the Fund managed to outperform its benchmark in both quarters--primarily due to our quantitative model's preference for the value side of the market. Detecting more serious earnings difficulties for traditional growth stocks, the model directed us to underweight the growth sector and overweight value, certainly the right call in view of the fact that S&P 500 stocks with low price-to-earnings (p/e) ratios outperformed those with high p/e ratios in all six months of the period.

Additionally, the Fund was helped by the model's emphasis on smaller-cap stocks, as they outperformed larger-cap shares by a wide margin from January through April. In May and June, as the markets became extremely volatile, investors' defensiveness led them to favor the S&P 500's larger stocks again. This phenomenon could also have been influenced by the decline in the dollar, because smaller companies are typically net importers, while larger companies are often net exporters. A weaker dollar makes it more expensive to import goods and services from abroad. Also contributing to the model's preference for smaller stocks were our price momentum inputs, which reinforced the model's other reasons--primarily involving earnings and valuations--for favoring smaller-caps.

Another favorable influence on our performance compared with the benchmark was the lack of external surprises by the Federal Reserve Board, which held interest rates steady. The Fed's only change during the period was a shift in March from an easing bias to a neutral one. As discussed in the previous report, surprise moves by the Fed tend to disrupt existing patterns in price momentum and earnings prospects, making it more difficult for our model to function optimally.

WHAT SPECIFIC INDUSTRIES AND HOLDINGS HELPED OR HURT PERFORMANCE?

The Fund was aided by underweighting the major commercial banks, such as Bank of New York and Fleet Boston, and by overweighting savings and loans, including Washington Mutual and Golden West Financial. These decisions were dictated by our model, which detected more positive trends in share prices and earnings for companies dependent on the residential real estate market, while it sensed less favorable developments in commercial lending and investment banking.

Underweighting drugs stocks was another good call by the model. At the time, we questioned this idea but obeyed the model's instructions--a fortunate result, as it turned out. Traditionally, drug stocks outperform the overall market in difficult times because of their stable earnings growth. This time, though, things turned out differently, as drugs stocks were hampered by worries about expiring patents and rich valuations. In this environment, underweighting such stocks as Eli Lilly, Abbott Laboratories and Wyeth helped our returns compared with the S&P 500.

Looking at detractors, underweighting Microsoft had a negative impact on relative performance, as the software giant outperformed the benchmark despite its sluggish earnings growth and expensive valuation. In utilities, we lost ground with investments in energy traders AES and Mirant. Although these stocks had decent earnings strength and relatively cheap valuations, they remained tainted by being in the same line of business as the notorious Enron--a fact not taken into account by our model.

WHAT IS YOUR OUTLOOK?

Any one of the factors responsible for undermining stock prices could have been problematic on its own, but the confluence of all of them at the same time has been devastating. The decline has generated the kind of extremes in our sentiment indicators that have occurred at previous important lows, so we could see some recovery in stock prices soon. Whether we are close to THE bottom or simply a temporary stopping place on the way to lower prices remains to be seen.

   MML ENHANCED INDEX CORE EQUITY FUND
    LARGEST STOCK HOLDINGS (6/30/02)

General Electric Co.
Microsoft Corp.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Johnson & Johnson
The Procter & Gamble Co.
Bank of America Corp.
Intel Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                                    SINCE INCEPTION*
                                          YEAR TO DATE            ONE YEAR           AVERAGE ANNUAL
                                        1/1/02 - 6/30/02     7/1/01 - 6/30/02       5/2/01 - 6/30/02
  MML Enhanced Index Core Equity Fund        -12.49%              -16.67%                -16.27%
  --------------------------------------------------------------------------------------------------
  S&P 500 Index                              -13.15%              -17.98%                -17.86%
  --------------------------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  MML ENHANCED INDEX
                   CORE EQUITY FUND       S&P 500 INDEX
    5/2/01              $  10,000           $  10,000
      6/01              $   9,759           $   9,822
     12/01              $   9,292           $   9,277
      6/02              $   8,132           $   8,057

* PLEASE NOTE: WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
EQUITIES -- 97.8%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.                                  300   $         7,428
Omnicom Group, Inc.                                200             9,160
                                                         ---------------
                                                                  16,588
                                                         ---------------

AEROSPACE & DEFENSE -- 2.3%
Boeing Co.                                         900            40,500
General Dynamics Corp.                             200            21,270
Goodrich Corp.                                     100             2,732
Honeywell International, Inc.                      900            31,707
Lockheed Martin Corp.                              500            34,750
Northrop Grumman Corp.                             100            12,500
Raytheon Co.                                       400            16,300
Rockwell Collins, Inc.                             200             5,484
TRW, Inc.                                          500            28,490
United Technologies Corp.                          500            33,950
                                                         ---------------
                                                                 227,683
                                                         ---------------

AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                             800            12,928
                                                         ---------------

APPAREL, TEXTILES & SHOES -- 1.6%
Gap, Inc.                                          500             7,100
Jones Apparel Group, Inc.*                         600            22,500
The Limited, Inc.                                1,200            25,560
Liz Claiborne, Inc.                                900            28,620
Nike, Inc. Cl. B                                   300            16,095
Nordstrom, Inc.                                    100             2,265
Reebok International Limited*                    1,100            32,450
VF Corp.                                           600            23,526
                                                         ---------------
                                                                 158,116
                                                         ---------------

AUTOMOTIVE & PARTS -- 1.6%
Cooper Tire & Rubber Co.                           900            18,495
Dana Corp.                                       1,400            25,942
Delphi Automotive Systems Corp.                  1,500            19,800
Ford Motor Co.                                   1,500            24,000
General Motors Corp.                               800            42,760
Genuine Parts Co.                                  200             6,974
The Goodyear Tire & Rubber Co.                     100             1,871
Harley-Davidson, Inc.                              300            15,381
Navistar International Corp.                       100             3,200
Paccar, Inc.                                       150   $         6,658
Visteon Corp.                                      100             1,420
                                                         ---------------
                                                                 166,501
                                                         ---------------

BANKING, SAVINGS & LOANS -- 12.3%
AmSouth Bancorp                                    600            13,428
Bank of America Corp.                            2,300           161,828
Bank One Corp.                                   1,200            46,176
BB&T Corp.                                         400            15,440
Capital One Financial Corp.                        200            12,210
Charter One Financial, Inc.                        310            10,658
Citigroup, Inc.                                  5,700           220,875
Comerica, Inc.                                     200            12,280
Federal Home Loan Mortgage Corp.                   800            48,960
Federal National Mortgage Association            1,000            73,750
Fifth Third Bancorp                                400            26,660
First Tennessee National Corp.                     700            26,810
Fleet Boston Financial Corp.                     1,100            35,585
Golden West Financial Corp.                        400            27,512
J.P. Morgan Chase & Co.                          2,200            74,624
KeyCorp                                            600            16,380
Marshall and Ilsley Corp.                          400            12,372
Mellon Financial Corp.                             500            15,715
National City Corp.                              1,100            36,575
Providian Financial Corp.                          200             1,176
Regions Financial Corp.                            400            14,060
SLM Corp.                                          200            19,380
SouthTrust Corp.                                   400            10,448
State Street Corp.                                 400            17,880
SunTrust Banks, Inc.                               300            20,316
U.S. Bancorp                                     2,000            46,700
Union Planters Corp.                               300             9,711
Wachovia Corp.                                   1,900            72,542
Washington Mutual, Inc.                          1,400            51,954
Wells Fargo & Co.                                1,800            90,108
                                                         ---------------
                                                               1,242,113
                                                         ---------------

BEVERAGES -- 2.5%
Anheuser-Busch Companies, Inc.                     900            45,000
The Coca-Cola Co.                                1,200            67,200
Coca-Cola Enterprises, Inc.                        500            11,040
Coors (Adolph) Co. Cl. B                           400            24,920
The Pepsi Bottling
  Group, Inc.                                      500   $        15,400
PepsiCo, Inc.                                    1,930            93,026
                                                         ---------------
                                                                 256,586
                                                         ---------------

BROADCASTING, PUBLISHING &
  PRINTING -- 2.0%
American Greetings Corp. Cl. A                   1,400            23,324
AOL Time Warner, Inc.*                           3,200            47,072
Comcast Corp. Cl. A*                             1,100            26,224
Knight Ridder, Inc.                                100             6,295
The McGraw-Hill Companies, Inc.                    200            11,940
New York Times Co. Cl. A                           200            10,300
Tribune Co.                                        300            13,050
Viacom, Inc. Cl. B*                              1,400            62,118
                                                         ---------------
                                                                 200,323
                                                         ---------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                            200             2,118
Masco Corp.                                        400            10,844
                                                         ---------------
                                                                  12,962
                                                         ---------------

CHEMICALS -- 1.4%
Air Products and Chemicals, Inc.                   300            15,141
Ashland, Inc.                                      700            28,350
Dow Chemical Co.                                   600            20,628
Du Pont (E.I.) de Nemours and Co.                1,100            48,840
Eastman Chemical Co.                               100             4,690
Engelhard Corp.                                    200             5,664
International Flavors &
  Fragrances, Inc.                                 100             3,249
PPG Industries, Inc.                               100             6,190
Praxair, Inc.                                      100             5,697
Rohm & Haas Co.                                    200             8,098
                                                         ---------------
                                                                 146,547
                                                         ---------------

COMMERCIAL SERVICES -- 1.9%
Allied Waste Industries, Inc.*                     300             2,880
Apollo Group, Inc. Cl. A*                          800            31,536
Block (H&R), Inc.                                  300            13,845
Cendant Corp.*                                   2,000            31,760
Concord EFS, Inc.*                                 600            18,084
Donnelley (R.R.) & Sons Co.                        300             8,265
Equifax, Inc.                                      200             5,400
Fluor Corp.                                        500            19,475
Moody's Corp.                                      200             9,950

    The accompanying notes are an integral part of the financial statements.

                                       22

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
Paychex, Inc.                                      400   $        12,516
Ryder System, Inc.                                 900            24,381
Waste Management, Inc.                             600            15,630
                                                         ---------------
                                                                 193,722
                                                         ---------------

COMMUNICATIONS -- 1.7%
ADC Telecommunications, Inc.*                      800             1,832
Andrew Corp.*                                      100             1,433
Ciena Corp.*                                       300             1,257
Citizens Communications Co.*                       300             2,508
Lucent Technologies, Inc.*                       2,300             3,818
Network Appliance, Inc.*                           300             3,732
Nextel Communications, Inc. Cl. A*               1,200             3,852
Nortel Networks Corp.*                           3,700             5,365
Qualcomm, Inc.*                                    500            13,745
SBC Communications, Inc.                         3,800           115,900
Scientific-Atlanta, Inc.                           800            13,160
Tellabs, Inc.*                                     400             2,480
                                                         ---------------
                                                                 169,082
                                                         ---------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                   2,600            37,492
                                                         ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                     200             2,650
Computer Sciences Corp.*                           200             9,560
Parametric Technology Corp.*                       300             1,029
Sun Microsystems, Inc.*                          2,200            11,022
Teradyne, Inc.*                                    100             2,350
Unisys Corp.*                                      400             3,600
                                                         ---------------
                                                                  30,211
                                                         ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                         100             2,296
                                                         ---------------

COMPUTERS & INFORMATION -- 2.4%
Apple Computer, Inc.*                              500             8,860
Cisco Systems, Inc.*                             8,383           116,943
Comverse Technology, Inc.*                         100               926
Dell Computer Corp.*                             2,800            73,192
EMC Corp.*                                       2,400            18,120
International Game Technology*                     100             5,670
Jabil Circuit, Inc.*                               200             4,222
Lexmark International Group, Inc.*                 100             5,440
Palm, Inc.*                                        600             1,056
Solectron Corp.*                                   900             5,535
                                                         ---------------
                                                                 239,964
                                                         ---------------

COMPUTERS & OFFICE EQUIPMENT -- 1.7%
Hewlett-Packard Co.                              3,354   $        51,249
International Business Machines Corp.            1,200            86,400
Pitney Bowes, Inc.                                 400            15,888
Xerox Corp.*                                     3,000            20,910
                                                         ---------------
                                                                 174,447
                                                         ---------------

CONTAINERS -- 0.5%
Ball Corp.                                         600            24,888
Bemis Co., Inc.                                    100             4,750
Pactiv Corp.*                                      600            14,280
Temple-Inland, Inc.                                100             5,786
                                                         ---------------
                                                                  49,704
                                                         ---------------

COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                           100             4,780
Avon Products, Inc.                                200            10,448
The Gillette Co.                                 1,100            37,257
Kimberly-Clark Corp.                               500            31,000
The Procter & Gamble Co.                         1,900           169,670
                                                         ---------------
                                                                 253,155
                                                         ---------------

DATA PROCESSING & PREPARATION -- 0.9%
Automatic Data Processing, Inc.                    700            30,485
Deluxe Corp.                                       300            11,667
First Data Corp.                                 1,000            37,200
Fiserv, Inc.*                                      150             5,506
IMS Health, Inc.                                   100             1,795
                                                         ---------------
                                                                  86,653
                                                         ---------------

ELECTRIC UTILITIES -- 2.9%
AES Corp.*                                       1,900            10,298
Allegheny Energy, Inc.                             100             2,575
American Electric Power Co.                        300            12,006
Calpine Corp.*                                     400             2,812
Cinergy Corp.                                      200             7,198
Consolidated Edison, Inc.                          200             8,350
Constellation Energy Group, Inc.                   100             2,934
Dominion Resources, Inc.                           200            13,240
DTE Energy Co.                                     200             8,928
Duke Energy Corp.                                  800            24,880
Edison International*                            1,500            25,500
Entergy Corp.                                      300            12,732
Exelon Corp.                                       400            20,920
FirstEnergy Corp.                                  500            16,690
FPL Group, Inc.                                    100             5,999
Mirant Corp.*                                    1,300             9,490
NiSource, Inc.                                     200             4,366
PG&E Corp.*                                      1,100            19,679
Pinnacle West Capital Corp.                        100             3,950
PPL Corp.                                          200             6,616
Progress Energy, Inc.                              200   $        10,402
Public Service Enterprise Group, Inc.              200             8,660
Reliant Energy, Inc.                               700            11,830
Southern Co.                                       800            21,920
Teco Energy, Inc.                                  100             2,475
TXU Corp.                                          300            15,465
                                                         ---------------
                                                                 289,915
                                                         ---------------

ELECTRICAL EQUIPMENT &
 ELECTRONICS -- 6.4%
Advanced Micro
  Devices, Inc.*                                   300             2,916
Agere Systems, Inc. Cl. A*                          24                34
Agere Systems, Inc. Cl. B*                         608               912
Altera Corp.*                                      400             5,436
American Power Conversion Corp.*                   100             1,263
Analog Devices, Inc.*                              400            11,880
Applied Micro Circuits Corp.*                      300             1,419
Broadcom Corp. Cl. A*                              300             5,262
Conexant Systems, Inc.*                            200               324
Emerson Electric Co.                               400            21,404
General Electric Co.                            10,600           307,930
Intel Corp.                                      7,600           138,852
Johnson Controls, Inc.                             300            24,483
Kla-Tencor Corp.*                                  200             8,798
Linear Technology Corp.                            300             9,429
LSI Logic Corp.*                                   400             3,500
Micron Technology, Inc.*                           600            12,132
Molex, Inc.                                        200             6,706
National Semiconductor Corp.*                      200             5,834
Novellus Systems, Inc.*                            100             3,400
Nvidia Corp.*                                      300             5,154
PMC-Sierra, Inc.*                                  100               927
Qlogic Corp.*                                      100             3,810
Rockwell International Corp.                       600            11,988
Skyworks Solutions, Inc.*                           70               390
Texas Instruments, Inc.                          1,900            45,030
Xilinx, Inc.*                                      300             6,729
                                                         ---------------
                                                                 645,942
                                                         ---------------

ENERGY -- 6.6%
Amerada Hess Corp.                                 100             8,250
Anadarko Petroleum Corp.                           200             9,860
Apache Corp.                                       140             8,047
BJ Services Co.*                                   100             3,388
ChevronTexaco Corp.                              1,162           102,837
Conoco, Inc.                                       600            16,680
Devon Energy Corp.                                 500            24,640
Dynegy, Inc.                                       400             2,880
El Paso Corp.                                      900            18,549

    The accompanying notes are an integral part of the financial statements.

                                       23

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
Exxon Mobil Corp.                                5,400   $       220,968
Halliburton Co.                                    600             9,564
Kerr-McGee Corp.                                   100             5,355
KeySpan Corp.                                      100             3,765
Kinder Morgan, Inc.                                200             7,604
Marathon Oil Corp.                                 400            10,848
Nabors Industries Limited*                         200             7,060
Nicor, Inc.                                        100             4,575
Noble Corp.*                                       200             7,720
Occidental Petroleum Corp.                         400            11,996
Phillips Petroleum Co.                             320            18,842
Rowan Companies, Inc.                              100             2,145
Royal Dutch Petroleum Co. NY Shares              2,300           127,121
Sempra Energy                                      300             6,639
Sunoco, Inc.                                       100             3,563
Transocean Sedco Forex, Inc.                       400            12,460
Unocal Corp.                                       300            11,082
The Williams Companies, Inc.                       800             4,792
                                                         ---------------
                                                                 671,230
                                                         ---------------

ENTERTAINMENT & LEISURE -- 1.0%
Brunswick Corp.                                    300             8,400
Carnival Corp.                                     700            19,383
The Disney (Walt) Co.                            2,400            45,360
Harrah's Entertainment, Inc.*                      700            31,045
                                                         ---------------
                                                                 104,188
                                                         ---------------

FINANCIAL SERVICES -- 3.1%
American Express Co.                             1,400            50,848
Bear Stearns Companies, Inc.                       500            30,600
Countrywide Credit Industries, Inc.                600            28,950
Household International, Inc.                      800            39,760
Huntington Bancshares, Inc.                        300             5,826
Lehman Brothers Holdings, Inc.                     200            12,504
MBNA Corp.                                         900            29,763
Merrill Lynch & Co., Inc.                          900            36,450
Morgan Stanley Dean Witter & Co.                 1,200            51,696
Plum Creek Timber Co., Inc.                        200             6,140
PNC Financial Services Group, Inc.                 300            15,684
Stillwell Financial, Inc.                          300             5,460
                                                         ---------------
                                                                 313,681
                                                         ---------------

FOODS -- 1.4%
Archer-Daniels-Midland Co.                         730   $         9,337
ConAgra Foods, Inc.                                600            16,590
Hershey Foods Corp.                                100             6,250
The J.M. Smucker Co.                                38             1,297
Kellogg Co.                                        500            17,930
The Kroger Co.*                                    800            15,920
Safeway, Inc.*                                     700            20,433
Sara Lee Corp.                                   1,100            22,704
Starbucks Corp.*                                   400             9,940
SuperValu, Inc.                                    900            22,077
                                                         ---------------
                                                                 142,478
                                                         ---------------

FOREST PRODUCTS & PAPER -- 0.4%
Boise Cascade Corp.                                100             3,453
Georgia-Pacific Corp.                              300             7,374
International Paper Co.                            500            21,790
Weyerhaeuser Co.                                   200            12,770
                                                         ---------------
                                                                  45,387
                                                         ---------------

HEALTHCARE -- 1.2%
HCA, Inc.                                          400            19,000
Health Management Associates, Inc.
  Cl. A*                                           200             4,030
Healthsouth Corp.*                                 700             8,953
Humana, Inc.*                                      800            12,504
Manor Care, Inc.*                                  200             4,600
Tenet Healthcare Corp.*                            300            21,465
UnitedHealth Group, Inc.                           300            27,465
Wellpoint Health Networks, Inc.*                   300            23,343
                                                         ---------------
                                                                 121,360
                                                         ---------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.4%
Centex Corp.                                       100             5,779
KB Home                                            200            10,302
Leggett & Platt, Inc.                              100             2,340
Maytag Corp.                                       200             8,530
Pulte Homes, Inc.                                  100             5,748
Whirlpool Corp.                                    100             6,536
                                                         ---------------
                                                                  39,235
                                                         ---------------

HOUSEHOLD PRODUCTS -- 1.1%
Black & Decker Corp.                               100             4,820
The Clorox Co.                                     400            16,540
Corning, Inc.*                                   5,100            18,105
Fortune Brands, Inc.                               200            11,200
Newell Rubbermaid, Inc.                            200             7,012
Sherwin-Williams Co.                               200             5,986
Snap-On, Inc.                                      100             2,969
The Stanley Works                                  100             4,101
Tupperware Corp.                                   100   $         2,079
Unilever NV NY Shares                              600            38,880
                                                         ---------------
                                                                 111,692
                                                         ---------------

INDUSTRIAL - DISTRIBUTION -- 0.3%
Grainger (W.W.), Inc.                              600            30,060
                                                         ---------------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                             400            49,200
Cooper Industries Limited Cl. A                    100             3,930
Danaher Corp.                                      100             6,635
Eaton Corp.                                        100             7,275
Illinois Tool Works, Inc.                          300            20,490
ITT Industries, Inc.                               200            14,120
McDermott International, Inc.*                     100               810
Textron, Inc.                                      200             9,380
Tyco International Limited                       2,128            28,749
                                                         ---------------
                                                                 140,589
                                                         ---------------

INSURANCE -- 4.6%
ACE Limited                                        300             9,480
Aetna, Inc.                                        100             4,797
AFLAC, Inc.                                        500            16,000
Allstate Corp.                                   1,000            36,980
Ambac Financial Group, Inc.                        200            13,440
American International Group, Inc.               1,789           122,063
Aon Corp.                                          300             8,844
Chubb Corp.                                        100             7,080
Cigna Corp.                                        200            19,484
Cincinnati Financial Corp.                         200             9,306
Conseco, Inc.*                                     300               600
The Hartford Financial Services
  Group, Inc.                                      300            17,841
Jefferson-Pilot Corp.                              200             9,400
John Hancock Financial Services, Inc.              400            14,080
Lincoln National Corp.                             300            12,600
Loews Corp.                                        300            15,897
Marsh & McLennan Companies, Inc.                   200            19,320
MBIA, Inc.                                         200            11,306
Metlife, Inc.                                      900            25,920
MGIC Investment Corp.                              300            20,340
Progressive Corp.                                  400            23,140
Safeco Corp.                                       100             3,089
The St. Paul Companies, Inc.                       200             7,784
Torchmark Corp.                                    400            15,280
UnumProvident Corp.                                400            10,180
XL Capital Limited Cl. A                           100             8,470
                                                         ---------------
                                                                 462,721
                                                         ---------------

    The accompanying notes are an integral part of the financial statements.

                                       24

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
LODGING -- 0.2%
Hilton Hotels Corp.                                400   $         5,560
Marriott International, Inc. Cl. A                 200             7,610
Starwood Hotels & Resorts
  Worldwide, Inc.                                  200             6,578
                                                         ---------------
                                                                  19,748
                                                         ---------------

MACHINERY & COMPONENTS -- 0.8%
Caterpillar, Inc.                                  200             9,790
Cummins, Inc.                                      100             3,310
Deere & Co.                                        500            23,950
Dover Corp.                                        200             7,000
Ingersoll-Rand Co. Cl. A                           200             9,132
Pall Corp.                                         100             2,075
Parker-Hannifin Corp.                              500            23,895
                                                         ---------------
                                                                  79,152
                                                         ---------------

MANUFACTURING -- 0.5%
Applied Materials, Inc.*                         2,500            47,550
Avery-Dennison Corp.                               100             6,275
EnPro Industries, Inc.*                             20               105
                                                         ---------------
                                                                  53,930
                                                         ---------------

MEDICAL SUPPLIES -- 1.4%
Agilent Technologies, Inc.*                        600            14,190
Allergan, Inc.                                     100             6,675
Applied Biosystems Group-
  Applera Corp.                                    200             3,898
Bard (C.R.), Inc.                                  500            28,290
Bausch & Lomb, Inc.                                100             3,385
Baxter International, Inc.                         600            26,670
Becton, Dickinson & Co.                            300            10,335
Biomet, Inc.                                       300             8,136
Boston Scientific Corp.*                           400            11,728
Guidant Corp.*                                     400            12,092
St. Jude Medical, Inc.*                            100             7,385
Tektronix, Inc.*                                   100             1,871
Thermo Electron Corp.*                             200             3,300
Zimmer Holdings, Inc.*                             100             3,566
                                                         ---------------
                                                                 141,521
                                                         ---------------

METALS & MINING -- 1.0%
Alcan, Inc.                                        300            11,256
Alcoa, Inc.                                        900            29,835
Barrick Gold Corp.                                 506             9,609
Crane Co.                                          100             2,538
Freeport-McMoran Copper & Gold,
  Inc. Cl. B*                                      100             1,785
Inco Limited*                                      200             4,528
Newmont Mining Corp.                               400            10,532
Nucor Corp.                                        100             6,504
Phelps Dodge Corp.                                 300            12,360
Placer Dome, Inc.                                  400             4,484
United States Steel Corp.                          100   $         1,989
Worthington Industries, Inc.                       100             1,810
                                                         ---------------
                                                                  97,230
                                                         ---------------

PHARMACEUTICALS -- 9.9%
Abbott Laboratories                              1,600            60,240
AmerisourceBergen Corp.                            100             7,600
Amgen, Inc.*                                       700            29,316
Biogen, Inc.*                                      100             4,143
Bristol-Myers Squibb Co.                         2,100            53,970
Chiron Corp.*                                      200             7,070
Eli Lilly & Co.                                    700            39,480
Forest Laboratories, Inc. Cl. A*                   200            14,160
Genzyme Corp.*                                     200             3,848
Immunex Corp.*                                     500            11,170
Johnson & Johnson                                3,396           177,475
King Pharmaceuticals, Inc.*                        366             8,144
McKesson, Inc.                                     300             9,810
Medimmune, Inc.*                                   200             5,280
Merck & Co., Inc.                                2,500           126,600
Pfizer, Inc.                                     7,000           245,000
Pharmacia Corp.                                  1,400            52,430
Schering-Plough Corp.                            1,600            39,360
Watson Pharmaceutical, Inc.*                     1,200            30,324
Wyeth                                            1,400            71,680
                                                         ---------------
                                                                 997,100
                                                         ---------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                  300             8,751
                                                         ---------------

PREPACKAGED SOFTWARE -- 4.1%
Adobe Systems, Inc.                                200             5,700
BMC Software, Inc.*                                300             4,980
Computer Associates International, Inc.            700            11,123
Compuware Corp.*                                 2,100            12,747
Intuit, Inc.*                                      200             9,944
Microsoft Corp.*                                 4,900           268,030
Novell, Inc.*                                      400             1,284
Oracle Corp.*                                    7,100            67,237
Peoplesoft, Inc.*                                  400             5,952
Rational Software Corp.*                           700             5,747
Siebel Systems, Inc.*                              600             8,532
Veritas Software Corp.*                            500             9,895
                                                         ---------------
                                                                 411,171
                                                         ---------------

REAL ESTATE -- 0.3%
Equity Office Properties Trust                     900            27,090
Equity Residential Properties Trust                300             8,625
                                                         ---------------
                                                                  35,715
                                                         ---------------

RESTAURANTS -- 0.7%
Darden Restaurants, Inc.                           550   $        13,585
McDonald's Corp.                                 1,000            28,450
Wendy's International, Inc.                        300            11,949
Yum! Brands, Inc.*                                 600            17,550
                                                         ---------------
                                                                  71,534
                                                         ---------------

RETAIL -- 7.2%
AutoZone, Inc.*                                    300            23,190
Bed Bath & Beyond, Inc.*                           300            11,322
Best Buy Co., Inc.*                                600            21,780
Big Lots, Inc.                                     700            13,776
Circuit City Stores-Circuit City Group           1,300            24,375
Costco Wholesale Corp.*                            500            19,310
CVS Corp.                                          400            12,240
Dillards, Inc. Cl. A                               900            23,661
Dollar General Corp.                               300             5,709
Family Dollar Stores, Inc.                         200             7,050
Federated Department Stores, Inc.*                 700            27,790
The Home Depot, Inc.                             2,500            91,825
Lowe's Companies, Inc.                             800            36,320
The May Department Stores Co.                      300             9,879
Office Depot, Inc.*                              1,500            25,200
Penney (J.C.) Co., Inc.                            500            11,010
RadioShack Corp.                                   400            12,024
Sears, Roebuck and Co.                             500            27,150
Staples, Inc.*                                     600            11,820
Target Corp.                                       900            34,290
TJX Companies, Inc.                                500             9,805
Toys R Us, Inc.*                                   200             3,494
Wal-Mart Stores, Inc.                            4,800           264,048
                                                         ---------------
                                                                 727,068
                                                         ---------------

RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                  400            12,184
Winn-Dixie Stores, Inc.                            200             3,118
                                                         ---------------
                                                                  15,302
                                                         ---------------

TELEPHONE UTILITIES -- 2.7%
Alltel Corp.                                       300            14,100
AT&T Corp.                                       2,500            26,750
AT&T Wireless Services, Inc.*                    3,000            17,550
BellSouth Corp.                                  2,000            63,000
CenturyTel, Inc.                                   200             5,900
Sprint Corp. (FON Group)                         1,700            18,037
Sprint Corp. (PCS Group)*                        1,000             4,470
Verizon Communications, Inc.                     3,000           120,450
                                                         ---------------
                                                                 270,257
                                                         ---------------

    The accompanying notes are an integral part of the financial statements.

                                       25

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
TOBACCO -- 0.5%
Philip Morris Companies, Inc.                      900   $        39,312
UST, Inc.                                          200             6,800
                                                         ---------------
                                                                  46,112
                                                         ---------------

TOYS, GAMES -- 0.1%
Hasbro, Inc.                                       200             2,712
Mattel, Inc.                                       300             6,324
                                                         ---------------
                                                                   9,036
                                                         ---------------

TRANSPORTATION -- 0.8%
Burlington Northern Santa Fe Corp.                 400            12,000
CSX Corp.                                          200             7,010
FedEx Corp.                                        500            26,700
Norfolk Southern Corp.                             400             9,352
Union Pacific Corp.                                400            25,312
                                                         ---------------
                                                                  80,374
                                                         ---------------
TRAVEL -- 0.2%
Sabre Holdings Corp.*                              600            21,480
                                                         ---------------

TOTAL EQUITIES
(Cost $11,181,449)                                             9,881,032
                                                         ---------------

                                           PRINCIPAL
                                            AMOUNT
                                       ---------------
SHORT-TERM INVESTMENTS -- 2.1%

REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                    $       210,587           210,587
                                                         ---------------
TOTAL SHORT-TERM
INVESTMENTS
(At Amortized Cost)                                              210,587
                                                         ---------------

TOTAL INVESTMENTS -- 99.9%
(Cost $11,392,036)**                                          10,091,619

Other Assets/
(Liabilities) -- 0.1%                                              8,179
                                                         ---------------

NET ASSETS -- 100.0%                                     $    10,099,798
                                                         ===============

Notes to Portfolio of Investments

*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $210,605. Collateralized by U.S. Government Agency obligation with a rate of 2.39%, maturity date of 01/25/2032, and aggregate market value, including accrued interest of $223,778.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   JUNE 30, 2002
                                                                    (UNAUDITED)
                                                                   -------------
ASSETS:
        Investments, at value (cost $11,181,449) (NOTE 2)          $   9,881,032
        Short-term investments, at amortized cost (NOTE 2)               210,587
                                                                   -------------
            Total Investments                                         10,091,619
        Receivables from:
            Investment adviser (NOTE 3)                                    1,169
            Interest and dividends                                        13,488
                                                                   -------------
                 Total assets                                         10,106,276
                                                                   -------------

LIABILITIES:
        Payables for:
            Directors' fees and expenses (NOTE 3)                            226
            Affiliates (NOTE 3):
                 Investment management fees                                4,330
        Accrued expenses and other liabilities                             1,922
                                                                   -------------
                 Total liabilities                                         6,478
                                                                   -------------
        NET ASSETS                                                 $  10,099,798
                                                                   =============
NET ASSETS CONSIST OF:
        Paid-in capital                                            $  12,346,436
        Undistributed net investment income                               43,039
        Accumulated net realized loss on investments                    (989,260)
        Net unrealized depreciation on investments                    (1,300,417)
                                                                   -------------
                                                                   $  10,099,798
                                                                   =============
SHARES OUTSTANDING:                                                    1,253,043
                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:    $        8.06
                                                                   =============

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002
                                                                                 (UNAUDITED)
                                                                               ---------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $413)                             $        77,192
        Interest                                                                           752
                                                                               ---------------
                Total investment income                                                 77,944
                                                                               ---------------

EXPENSES: (NOTE 2)

        Investment management fees (NOTE 3)                                             29,020
        Custody fees                                                                    10,623
        Shareholder reporting fees                                                       1,165
        Audit and legal fees                                                               529
        Directors' fees (NOTE 3)                                                           253
                                                                               ---------------
                Total expenses                                                          41,590
        Expenses waived (NOTE 3)                                                        (6,766)
                                                                               ---------------
                Net expenses                                                            34,824
                                                                               ---------------
                NET INVESTMENT INCOME                                                   43,120
                                                                               ---------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                  (444,275)
        Net change in unrealized appreciation (depreciation) on investment          (1,023,627)
                                                                               ---------------
                NET REALIZED AND UNREALIZED LOSS                                    (1,467,902)
                                                                               ---------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $    (1,424,782)
                                                                               ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS ENDED
                                                                                            JUNE 30, 2002        PERIOD ENDED
                                                                                             (UNAUDITED)      DECEMBER 31, 2001*
                                                                                         ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                            $           43,120   $           61,929
        Net realized loss on investment transactions                                               (444,275)            (544,985)
        Net change in unrealized appreciation (depreciation) on investments                      (1,023,627)            (276,790)
                                                                                         ------------------   ------------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 (1,424,782)            (759,846)
                                                                                         ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                                       --              (62,311)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                                964,371           11,382,366
                                                                                         ------------------   ------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    (460,411)          10,560,209
NET ASSETS:
        Beginning of year                                                                        10,560,209                   --
                                                                                         ------------------   ------------------

        End of period (including undistributed net investment income of $43,039
           and distributions in excess of net investment income of $81, respectively)    $       10,099,798   $       10,560,209
                                                                                         ==================   ==================

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       SIX MONTHS ENDED
                                                           6/30/02            PERIOD ENDED
                                                         (UNAUDITED)           12/31/01+
                                                       ----------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $           9.21      $       10.00
                                                       ----------------      -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.03               0.06***
  Net realized and unrealized loss on investments                 (1.18)             (0.80)
                                                       ----------------      -------------
       Total loss from investment operations                      (1.15)             (0.74)
                                                       ----------------      -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                         --              (0.05)
                                                       ----------------      -------------
NET ASSET VALUE, END OF PERIOD                         $           8.06      $        9.21
                                                       ================      =============
TOTAL RETURN@                                                    (12.49)%**          (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $         10,100      $      10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.79%*             0.76%*
     After expense waiver#                                         0.66%*             0.66%*
  Net investment income to average daily net assets                0.82%*             0.93%*
  Portfolio turnover rate                                            46%**              59%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML GROWTH EQUITY
FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 18.18%, trailing the - 13.15% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Large-cap growth stocks fell modestly in the first quarter of 2002 followed by a huge sell-off in the second quarter. Beset by numerous earnings restatements and a series of accounting scandals--primarily involving large companies--most of the popular indexes reached their lower levels since September 2001. For example, the Russell 1000 Growth Index, a proxy for the large-cap growth segment, dropped 15.70% in the second quarter. One of the most shocking revelations was the news that long-distance provider WorldCom had incorrectly booked $3.8 billion in expenses. Our investment analysis for the utilities and communications area led us to eliminate that sector from the Fund before mid-year, thereby helping to avoid WorldCom and some companies that, like bankrupt energy trader Enron, have exposure to the deregulated power markets.

Stock selection in health care was a positive influence on the Fund's performance compared with the benchmark. The Fund was overweighted in the service segment, including hospital management firm Tenet Healthcare and managed care provider Unitedhealth Group. These stocks outperformed the overall market because of their relatively stable earnings growth. Conversely, the Fund was underweighted in the pharmaceutical group. Normally, this group outperforms when the overall market is struggling, but this time many large drug companies disappointed due to limited new product pipelines, patent expirations and greater competition from generic drugs.

Our positioning in leisure stocks also helped the Fund's performance. For instance, investors were pleased with Viacom's announcement of stronger advertising revenues, especially for the upcoming fall television season. Another leisure holding, Yum Brands, which owns restaurant chains KFC, Pizza Hut and Taco Bell, did well against a backdrop of continued strength in consumer spending. Finally, Northrop Grumman, a defense contractor, benefited from heightened global tensions and the expectations of increased spending on defense and homeland security.

Looking at detractors, Philip Morris declined on renewed litigation concerns. Stocks of several brokerage firms also sagged, with two of the weakest being Merrill Lynch and Goldman Sachs. During the period, Merrill Lynch paid $100 million to settle charges that its analysts publicly touted stocks in which they privately had little confidence so that the firm would garner investment-banking business from those firms. Also in the financial services space, investors sold insurer ACE Limited after it announced strong revenue and earnings growth but failed to meet Wall Street's expectations.

We should also mention Tyco International in the list of detractors. The problems with this stock began when the company abandoned its growth-by-acquisition strategy and had no compelling replacement waiting in the wings. Former CEO Dennis Kozlowski then had to step down for allegedly trying to avoid paying taxes on some artwork. Around the same time, authorities began investigating the accounting procedures involved in some of the company's acquisitions. Finally, credit rating agencies Standard & Poor's, Moody's and Fitch--citing erosion in management credibility as well as increased refinancing risk--lowered their ratings on Tyco's debt securities.

WHAT IS YOUR OUTLOOK?

The most recent market action has earmarks of the panic selling one often encounters at important bottoms. Furthermore, we believe that many sound companies have been unfairly stigmatized by controversy surrounding a select few. In the months to come, we look for this phenomenon to dissipate, as investors once again turn to the task of trying to sort the wheat from the chaff. Many companies have cut costs significantly over the past two years, and some are even beginning to raise their growth forecasts. Meanwhile, the economy continues to indicate that it is on the mend, albeit recovering more slowly than most expected given the extent of easing by the Federal Reserve Board in 2001. We will try to position the Fund in financially strong companies with improving market share who stand to benefit most from an upturn in the economy.

        MML GROWTH EQUITY FUND
    LARGEST STOCK HOLDINGS (6/30/02)

Pfizer, Inc.
Microsoft Corp.
Viacom, Inc. Cl. B
Wal-Mart Stores, Inc.
First Data Corp.
American International Group, Inc.
Lowe's Companies, Inc.
General Electric Co.
Northrop Grumman Corp.
3M Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500
Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                       SINCE INCEPTION
                   YEAR TO DATE        ONE YEAR        AVERAGE ANNUAL
                 1/1/02 - 6/30/02  7/1/01 - 6/30/02   5/3/99 - 6/30/02
  MML Growth
  Equity Fund        -18.18%             -26.31%             -8.92%
  --------------------------------------------------------------------
  S&P 500 Index      -13.15%             -17.98%             -7.84%
  --------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML GROWTH
               EQUITY FUND     S&P 500 INDEX
    5/3/99       $10,000          $10,000
      6/99       $10,650          $10,306
      6/00       $13,490          $11,053
      6/01       $10,098          $ 9,415
      6/02       $ 7,442          $ 7,723

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
EQUITIES -- 94.6%

ADVERTISING -- 0.2%
Omnicom Group, Inc.                              1,100   $        50,380
                                                         ---------------

AEROSPACE & DEFENSE -- 3.6%
General Dynamics Corp.                           1,400           148,890
Lockheed Martin Corp.                            3,300           229,350
Northrop Grumman Corp.                           5,160           645,000
                                                         ---------------
                                                               1,023,240
                                                         ---------------

AIR TRANSPORTATION -- 0.3%
Southwest Airlines Co.                           5,500            88,880
                                                         ---------------

AUTOMOTIVE & PARTS -- 2.1%
Harley-Davidson, Inc.                            9,910           508,086
SPX Corp.*                                         800            94,000
                                                         ---------------
                                                                 602,086
                                                         ---------------

BANKING, SAVINGS & LOANS -- 3.1%
Capital One Financial Corp.                      6,850           418,192
Citigroup, Inc.                                  1,460            56,575
Federal Home Loan
  Mortgage Corp.                                 6,530           399,636
                                                         ---------------
                                                                 874,403
                                                         ---------------

BEVERAGES -- 3.6%
Diageo Capital PLC                              17,760           230,649
The Pepsi Bottling
  Group, Inc.                                    5,600           172,480
PepsiCo, Inc.                                   12,960           624,672
                                                         ---------------
                                                               1,027,801
                                                         ---------------

BROADCASTING, PUBLISHING & PRINTING -- 5.6%
Clear Channel
  Communications, Inc.*                          9,520           304,830
News Corp. Limited                              17,212            93,532
News Corp. Limited
  Sponsored ADR                                  3,700            84,841
Univision Communications,
  Inc. Cl. A*                                    1,800            56,520
USA Networks, Inc.*                              2,300            53,935
Viacom, Inc. Cl. B*                             22,274           988,297
Westwood One, Inc.*                                700            23,394
                                                         ---------------
                                                               1,605,349
                                                         ---------------

CHEMICALS -- 0.8%
Praxair, Inc.                                    3,960           225,601
                                                         ---------------

COMMERCIAL SERVICES -- 0.6%
eBay, Inc.*                                      2,980           183,628
                                                         ---------------

COMMUNICATIONS -- 0.3%
Echostar
  Communications Corp.*                          4,670   $        86,675
                                                         ---------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.4%
Cadence Design
  Systems, Inc.*                                 7,100           114,452
                                                         ---------------

COMPUTERS & INFORMATION -- 3.2%
Cisco Systems, Inc.*                            42,560           593,712
Dell Computer Corp.*                             9,120           238,397
EMC Corp.*                                       6,390            48,245
Emulex Corp.*                                    1,700            38,267
                                                         ---------------
                                                                 918,621
                                                         ---------------

COSMETICS & PERSONAL CARE -- 3.0%
Avon Products, Inc.                              9,770           510,385
Estee Lauder Companies, Inc. Cl. A                 270             9,504
The Procter & Gamble Co.                         3,700           330,410
                                                         ---------------
                                                                 850,299
                                                         ---------------

DATA PROCESSING & PREPARATION -- 2.9%
Automatic Data Processing, Inc.                  1,320            57,486
First Data Corp.                                20,420           759,624
                                                         ---------------
                                                                 817,110
                                                         ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.3%
Analog Devices, Inc.*                            6,190           183,843
General Electric Co.                            22,430           651,592
Intel Corp.                                      5,500           100,485
Kla-Tencor Corp.*                                1,900            83,581
Linear Technology Corp.                          3,900           122,577
Microchip Technology, Inc.*                      5,200           142,636
Micron Technology, Inc.*                         4,790            96,854
Qlogic Corp.*                                    1,210            46,101
Taiwan Semiconductor Manufacturing Co.
  Limited Sponsored ADR*                        13,400           174,200
Texas Instruments, Inc.                          2,370            56,169
Xilinx, Inc.*                                    5,400           121,122
                                                         ---------------
                                                               1,779,160
                                                         ---------------

ENERGY -- 1.9%
Apache Corp.                                     1,300            74,724
BJ Services Co.*                                 3,300           111,804
Devon Energy Corp.                               3,050           150,304
GlobalSantaFe Corp.                              3,300            90,255
Noble Corp.*                                     2,900           111,940
                                                         ---------------
                                                                 539,027
                                                         ---------------

ENTERTAINMENT & LEISURE -- 1.1%
Carnival Corp.                                   5,700   $       157,833
The Disney (Walt) Co.                            8,300           156,870
                                                         ---------------
                                                                 314,703
                                                         ---------------

FINANCIAL SERVICES -- 2.8%
American Express Co.                             4,550           165,256
The Goldman Sachs Group, L.P.                    5,530           405,626
Merrill Lynch & Co., Inc.                        5,220           211,410
                                                         ---------------
                                                                 782,292
                                                         ---------------

FOODS -- 0.9%
The J.M. Smucker Co.                                42             1,433
Sysco Corp.                                      6,400           174,208
Unilever PLC                                     8,200            74,745
                                                         ---------------
                                                                 250,386
                                                         ---------------

HEALTHCARE -- 4.4%
HCA, Inc.                                        4,160           197,600
Tenet Healthcare Corp.*                          7,100           508,005
UnitedHealth Group, Inc.                         5,840           534,652
                                                         ---------------
                                                               1,240,257
                                                         ---------------

INDUSTRIAL - DIVERSIFIED -- 5.1%
3M Co.                                           5,140           632,220
Danaher Corp.                                    5,620           372,887
Illinois Tool Works, Inc.                        5,730           391,359
Tyco International Limited                       4,151            56,080
                                                         ---------------
                                                               1,452,546
                                                         ---------------

INSURANCE -- 5.4%
ACE Limited                                      4,860           153,576
AFLAC, Inc.                                      2,700            86,400
American International
  Group, Inc.                                    9,872           673,567
Anthem, Inc.*                                    1,700           114,716
Chubb Corp.                                      2,500           177,000
XL Capital Limited Cl. A                         3,830           324,401
                                                         ---------------
                                                               1,529,660
                                                         ---------------

MACHINERY & COMPONENTS -- 1.0%
Baker Hughes, Inc.                               8,500           282,965
                                                         ---------------

MANUFACTURING -- 0.2%
Applied Materials, Inc.*                         3,700            70,374
                                                         ---------------

MEDICAL SUPPLIES -- 2.0%
Baxter International, Inc.                       9,700           431,165
Medtronic, Inc.                                  3,400           145,690
                                                         ---------------
                                                                 576,855
                                                         ---------------

    The accompanying notes are an integral part of the financial statements.

                                       33

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                       ---------------   ---------------
PHARMACEUTICALS -- 11.9%
Alcon, Inc.*                                     4,100   $       140,425
Amgen, Inc.*                                     9,660           404,561
Eli Lilly & Co.                                  5,960           336,144
Forest Laboratories,
  Inc. Cl. A*                                    3,330           235,764
Genzyme Corp.*                                   3,020            58,105
Johnson & Johnson                               10,490           548,207
Medimmune, Inc.*                                 2,000            52,800
Pfizer, Inc.                                    34,202         1,197,070
Pharmacia Corp.                                  1,500            56,175
Wyeth                                            7,010           358,912
                                                         ---------------
                                                               3,388,163
                                                         ---------------

PREPACKAGED SOFTWARE -- 8.4%
Adobe Systems, Inc.                              6,030           171,855
Brocade Communications
  Systems, Inc.*                                 8,330           145,608
Electronic Arts, Inc.*                           1,000            66,050
Intuit, Inc.*                                    2,900           144,188
Microsoft Corp.*                                20,810         1,138,307
Oracle Corp.*                                   29,300           277,471
Peoplesoft, Inc.*                               12,990           193,291
Rational Software Corp.*                         7,640            62,724
Veritas Software Corp.*                          8,966           177,437
                                                         ---------------
                                                               2,376,931
                                                         ---------------

RESTAURANTS -- 1.1%
Yum! Brands, Inc.*                              10,400           304,200
                                                         ---------------

RETAIL -- 9.0%
Best Buy Co., Inc.*                              2,800           101,640
Kohls Corp.*                                     3,200           224,256
Lowe's Companies, Inc.                          14,480           657,392
Office Depot, Inc.*                                800            13,440
Target Corp.                                     6,900           262,890
TJX Companies, Inc.                              8,600           168,646
Walgreen Co.                                     5,600           216,328
Wal-Mart Stores, Inc.                           16,630           914,816
                                                         ---------------
                                                               2,559,408
                                                         ---------------

TOBACCO -- 1.4%
Philip Morris Companies, Inc.                    8,960           391,373
                                                         ---------------

TRANSPORTATION -- 2.0%
FedEx Corp.                                      3,720           198,648
United Parcel Service, Inc. Cl. B                5,930           366,178
                                                         ---------------
                                                                 564,826
                                                         ---------------

TOTAL EQUITIES
(COST $29,020,818)                                            26,871,651
                                                         ---------------

RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technologies, Inc.                      11,100   $            --
                                                         ---------------

TOTAL RIGHTS (COST $0)                                                --
                                                         ---------------

                                          PRINCIPAL
                                           AMOUNT
                                       ---------------
SHORT-TERM INVESTMENTS -- 11.4%

CASH EQUIVALENTS -- 6.9%**
Barclays PLC Eurodollar Time Deposit
  1.800% 09/05/2002                    $        42,753            42,753
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                            213,767           213,767
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                             53,442            53,442
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                            106,884           106,884
Credit Agricole Bank Eurodollar
  Time Deposit
  1.940% 07/01/2002                            288,586           288,586
Fleet National Bank Note
  2.000% 07/03/2002                             53,498            53,498
Merrill Lynch Bank Note
  1.910% 11/26/2002                             42,753            42,753
Merrill Lynch Bank Note
  1.920% 04/16/2003                             21,377            21,377
Merrimac Money
  Market Fund                                  890,717           890,717
Morgan Stanley Dean
  Witter & Co.
  2.080% 11/08/2002                             32,065            32,065
National City Bank Note
  1.820% 01/23/2003                             53,442            53,442
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                            106,884           106,884
US Bank Note
  1.800% 11/06/2002                             53,442            53,442
                                                         ---------------
                                                               1,959,610
                                                         ---------------

                                          PRINCIPAL          MARKET
                                           AMOUNT            VALUE
                                       ---------------   ---------------
REPURCHASE AGREEMENT -- 4.5%

Investors Bank & Trust Company
  Repurchase Agreement, dated
  06/28/2002, 1.03%, due 07/01/2002(a) $     1,261,796   $     1,261,796
                                                         ---------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                            3,221,406
                                                         ---------------

TOTAL INVESTMENTS -- 106.0%
(COST $32,242,224)***                                         30,093,057

OTHER ASSETS/(LIABILITIES) -- (6.0%)                          (1,698,107)
                                                         ---------------

NET ASSETS -- 100.0%                                     $    28,394,950
                                                         ===============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *     Non-income producing security.
 **    Represents investments of security lending collateral. (NOTE 2).
 ***   Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $1,261,904. Collateralized by U.S. Government Agency obligation with a rate of 7.072%, maturity date of 08/01/2027, and aggregate market value, including accrued interest, of $1,325,180.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                       JUNE 30, 2002
                                                                                                        (UNAUDITED)
                                                                                                       -------------
ASSETS:
        Investments, at value (cost $29,020,818) (NOTE 2)                                              $  26,871,651
        Short-term investments, at amortized cost (NOTE 2)                                                 3,221,406
                                                                                                       -------------
            Total Investments (including securities on loan with market values of $1,901,486)             30,093,057
        Receivables from:
            Investments sold                                                                                 876,992
            Investment adviser (NOTE 3)                                                                        1,166
            Interest and dividends                                                                            18,973
            Foreign taxes withheld                                                                             1,965
                                                                                                       -------------
                 Total assets                                                                             30,992,153
                                                                                                       -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                            603,618
            Securities on loan (NOTE 2)                                                                    1,959,610
            Directors' fees and expenses (NOTE 3)                                                              3,052
            Affiliates (NOTE 3):
                 Investment management fees                                                                   18,230
        Accrued expense and other liabilities                                                                 12,693
                                                                                                       -------------
                 Total liabilities                                                                         2,597,203
                                                                                                       -------------
        NET ASSETS                                                                                     $  28,394,950
                                                                                                       =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                                $  53,382,188
        Accumulated net investment loss                                                                      (33,843)
        Accumulated net realized loss on investments and foreign currency translations                   (22,804,470)
        Net unrealized depreciation on investments, foreign currency and other assets and liabilities     (2,148,925)
                                                                                                       -------------
                                                                                                       $  28,394,950
                                                                                                       =============

SHARES OUTSTANDING:                                                                                        4,574,784
                                                                                                       =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                        $        6.21
                                                                                                       =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $897)                            $        113,612
        Interest (including securities lending income of $2,166)                         7,904
                                                                              ----------------
                Total investment income                                                121,516
                                                                              ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                            132,815
        Custody fees                                                                    21,194
        Shareholder reporting fees                                                       4,870
        Audit and legal fees                                                             1,994
        Directors' fees (NOTE 3)                                                           962
                                                                              ----------------
                Total expenses                                                         161,835
                                                                              ----------------
        Expenses waived (NOTE 3)                                                       (10,758)
        Less reductions (NOTE 3)                                                           (94)
                                                                              ----------------
                Net expenses                                                           150,983
                                                                              ----------------
                NET INVESTMENT LOSS                                                    (29,467)
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                 (1,897,383)
            Foreign currency transactions                                                 (453)
                                                                              ----------------
                Net realized loss                                                   (1,897,836)
                                                                              ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                             (4,695,027)
            Translation of assets and liabilities in foreign currencies                    193
                                                                              ----------------
                Net unrealized loss                                                 (4,694,834)
                                                                              ----------------
                NET REALIZED AND UNREALIZED LOSS                                    (6,592,670)
                                                                              ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $     (6,622,137)
                                                                              ================

   The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SIX MONTHS ENDED
                                                                                           JUNE 30, 2002          YEAR ENDED
                                                                                            (UNAUDITED)       DECEMBER 31, 2001
                                                                                        ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                             $          (29,467)  $          (27,057)
        Net realized loss on investment transactions and
           foreign currency transactions                                                        (1,897,836)         (16,071,454)
        Net change in unrealized appreciation (depreciation) on investments and
           translation of assets and liabilities in foreign currencies                          (4,694,834)           2,259,380
                                                                                        ------------------   ------------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                (6,622,137)         (13,839,131)
                                                                                        ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                                       -              (15,162)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                            (9,727,437)           5,517,852
                                                                                        ------------------   ------------------
        TOTAL DECREASE IN NET ASSETS                                                           (16,349,574)          (8,336,441)

NET ASSETS:
        Beginning of period                                                                     44,744,524           53,080,965
                                                                                        ------------------   ------------------
        End of period (including accumulated net investment loss of $33,843 and
           distributions in excess of net investment income of $4,376, respectively)    $       28,394,950   $       44,744,524
                                                                                        ==================   ==================

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                         ENDED 6/30/02         YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                          (UNAUDITED)           12/31/01          12/31/00         12/31/99+
                                                         --------------      --------------    --------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $         7.59      $        10.15    $        13.01    $       10.00
                                                         --------------      --------------    --------------    -------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                             (0.01)              (0.00)#           (0.01)           (0.00)#
  Net realized and unrealized gain (loss) on investments          (1.37)              (2.56)            (0.77)            3.01
                                                         --------------      --------------    --------------    -------------
       Total income (loss) from investment operations             (1.38)              (2.56)            (0.78)            3.01
                                                         --------------      --------------    --------------    -------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          -               (0.00)##          (0.00)##             -
  Tax return of capital                                               -                   -             (0.00)##             -
  From net realized gains                                             -                   -             (2.08)               -
                                                         --------------      --------------    --------------    -------------
       Total distributions                                            -               (0.00)            (2.08)               -
                                                         --------------      --------------    --------------    -------------
NET ASSET VALUE, END OF PERIOD                           $         6.21      $         7.59    $        10.15    $       13.01
                                                         ==============      ==============    ==============    =============
TOTAL RETURN@                                                    (18.18)%**          (25.20)%           (6.54)%          30.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                      $       28,395      $       44,745    $       53,081    $      39,487
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.97%*              0.99%             1.08%            0.77%**
     After expense waiver ###                                      0.91%*(a)           0.91%             0.91%            0.61%**
  Net investment loss to average daily net assets                (0.18)%*             (0.06)%           (0.10)%          (0.04)%**
  Portfolio turnover rate                                            91%**              292%              271%             106%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
#    NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
## DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
### COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDING DECEMBER 31, 2000 AND 2001 AND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

   The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 33.50% about in line with the - 33.33% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

Information technology stocks, which dominate the index with almost a two-thirds weighting, failed to maintain their strong momentum from the fourth quarter of 2001. For one thing, the Federal Reserve Board was expected to stop lowering interest rates after cutting rates 11 times for a total of 475 basis points in 2001. Falling interest rates have generally had a positive effect on stock prices in the past. Meanwhile, valuations for many stocks in the technology and telecommunications sectors had become stretched, as investors had bought stocks at the end of 2001 in anticipation of rising earnings and a rapidly rebounding economy. Also, concerns about corporate accounting began to weigh on investors minds, as auditing firm Arthur Andersen's role in the Enron scandal was given almost daily coverage in the press.

In this challenging environment, the index declined 7.84%, while the S&P 500 Index, a somewhat more broadly based measure of stock activity, managed a 0.28% gain. The best-performing sector was industrials--up 8.31%--the only sector with a positive return for the quarter. Information technology fell 5.54%, while telecommunications services lost 11.00%. The best performers included Atmel and Novellus Systems, while decliners were led by Sepracor and WorldCom.

In the second quarter, the market's downside momentum accelerated, as numerous technology companies were forced to restate their earnings for the balance of 2002. Investors' concerns about corporate accounting also intensified, with perhaps the biggest surprise coming from WorldCom, which announced that it improperly booked $3.8 billion in expenses over two years. A falling U.S. dollar and escalating tensions in the Middle East also had a negative influence on share prices. As a result of these factors, the index finished the second quarter approximately 75 points below its lowest close during the week after the terrorist attacks of September 2001.

Consumer discretionary stocks provided the best sector performance, losing only 4.8%. Telecommunications services dropped a whopping 67.6%, while information technology declined 28.6%. WorldCom again headed the list of losing stocks, dropping 87.69%, while Verisign suffered a decline almost as large. Intel, with a 5.58% weighting in the index, had the largest negative impact on its performance. On the positive side, Intuit rose 29.61% and Dollar Tree Stores posted a gain of 20.12% for the quarter.

WHAT IS YOUR OUTLOOK?

Much of the outlook for technology and telecommunications stocks depends on when we see a rebound in corporate capital spending. There are some indications that corporate CIOs (chief information officers) have underspent their budgets for the first half of the year. Whether they will make up for this shortfall in the second half of the year remains to be seen. Additionally, the decline in share prices has reached the point at which it could begin to significantly affect consumer confidence. Since consumer spending has been the primary factor supporting the economy through the current recession, such a development would be ominous. So far, however, consumers appear willing and able to continue their spending ways.

             MML OTC 100 FUND
     LARGEST STOCK HOLDINGS (6/30/02)

Microsoft Corp.
Intel Corp.
Cisco Systems, Inc.
Qualcomm, Inc.
Dell Computer Corp.
Oracle Corp.
Amgen, Inc.
Concord EFS, Inc.
Maxim Integrated Products, Inc.
Immunex Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                SINCE INCEPTION
                             YEAR TO DATE        ONE YEAR       AVERAGE ANNUAL
                           1/1/02 - 6/30/02  7/1/01 - 6/30/02  5/1/00 - 6/30/02
  MML OTC 100 Fund             -33.50%           -42.92%            -45.18%
  -----------------------------------------------------------------------------
  NASDAQ 100 Index             -33.33%           -42.63%            -44.55%
  -----------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

             MML OTC 100 FUND         NASDAQ 100 INDEX
    5/1/00        $10,000                  $10,000
      6/00        $ 9,820                  $ 9,976
      6/01        $ 4,761                  $ 4,858
      6/02        $ 2,718                  $ 2,787

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND -- PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                       ---------------   ---------------
EQUITIES -- 97.9%

ADVERTISING -- 0.3%
TMP Worldwide, Inc.*                               960   $        20,640
                                                         ---------------

AUTOMOTIVE & PARTS -- 0.7%
Paccar, Inc.                                     1,043            46,299
                                                         ---------------

BROADCASTING, PUBLISHING & PRINTING -- 3.0%
Charter Communications,
  Inc. Cl. A*                                    2,456            10,020
Comcast Corp. Cl. A*                             3,607            85,991
Gemstar-TV Guide
  International, Inc.*                           3,492            18,822
USA Networks, Inc.*                              3,211            75,298
                                                         ---------------
                                                                 190,131
                                                         ---------------

COMMERCIAL SERVICES -- 7.4%
Apollo Group, Inc. Cl. A*                        1,404            55,346
Cintas Corp.                                     1,636            80,867
Concord EFS, Inc.*                               4,625           139,398
eBay, Inc.*                                      1,678           103,398
Paychex, Inc.                                    2,858            89,427
                                                         ---------------
                                                                 468,436
                                                         ---------------

COMMUNICATIONS -- 6.2%
ADC Telecommunications, Inc.*                    7,983            18,281
Ciena Corp.*                                     3,145            13,178
Echostar Communications Corp.*                   2,003            37,176
Juniper Networks, Inc.*                          1,750             9,888
Network Appliance, Inc.*                         2,803            34,869
Nextel Communications,
  Inc. Cl. A*                                    8,059            25,869
PanAmSat Corp.*                                  1,622            36,657
Qualcomm, Inc.*                                  7,454           204,910
Tellabs, Inc.*                                   1,881            11,662
                                                         ---------------
                                                                 392,490
                                                         ---------------

COMMUNICATIONS EQUIPMENT -- 0.2%
Ericsson (LM) Cl. B ADR*                         7,338            10,567
                                                         ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.4%
Sun Microsystems, Inc.*                         11,340            56,813
Synopsys, Inc.*                                    563            30,858
                                                         ---------------
                                                                  87,671
                                                         ---------------

COMPUTER PROGRAMMING SERVICES -- 0.5%
Mercury Interactive Corp.*                         715            16,416
VeriSign, Inc.*                                  1,790            12,870
                                                         ---------------
                                                                  29,286
                                                         ---------------

COMPUTERS & INFORMATION -- 9.6%
Apple Computer, Inc.*                            3,984   $        70,596
CDW Computer Centers, Inc.*                        718            33,610
Cisco Systems, Inc.*                            20,991           292,824
Comverse Technology, Inc.*                       1,558            14,427
Dell Computer Corp.*                             7,664           200,337
                                                         ---------------
                                                                 611,794
                                                         ---------------

CONTAINERS -- 0.5%
Smurfit-Stone Container Corp.*                   1,924            29,668
                                                         ---------------

DATA PROCESSING & PREPARATION -- 1.1%
Fiserv, Inc.*                                    1,921            70,520
                                                         ---------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 18.3%
Altera Corp.*                                    4,340            59,024
Applied Micro Circuits Corp.*                    2,803            13,258
Atmel Corp.*                                     2,814            17,616
Broadcom Corp. Cl. A*                            1,429            25,065
Conexant Systems, Inc.*                          2,292             3,713
Flextronics International Limited*               4,470            31,871
Integrated Device Technology, Inc.*                796            14,439
Intel Corp.                                     18,795           343,385
JDS Uniphase Corp.*                             11,512            30,737
Kla-Tencor Corp.*                                1,840            80,942
Linear Technology Corp.                          3,407           107,082
Maxim Integrated Products, Inc.*                 3,634           139,291
Microchip Technology, Inc.*                      1,339            36,729
Molex, Inc.                                        785            26,321
Novellus Systems, Inc.*                          1,188            40,392
Nvidia Corp.*                                    1,319            22,660
PMC-Sierra, Inc.*                                1,473            13,655
Qlogic Corp.*                                      761            28,994
RF Micro Devices, Inc.*                          1,531            11,666
Sanmina-SCI Corp.*                               4,493            28,351
Skyworks Solutions, Inc.*                          804             4,465
Vitesse Semiconductor Corp.*                     1,747             5,433
Xilinx, Inc.*                                    3,574            80,165
                                                         ---------------
                                                               1,165,254
                                                         ---------------

FOODS -- 1.7%
Starbucks Corp.*                                 4,310           107,104
                                                         ---------------

HEALTHCARE -- 0.7%
Express Scripts, Inc. Cl. A*                       572            28,663
Human Genome Sciences, Inc.*                     1,026            13,748
                                                         ---------------
                                                                  42,411
                                                         ---------------

INFORMATION RETRIEVAL SERVICES -- 0.5%
Yahoo!, Inc.*                                    2,308            34,066
                                                         ---------------

INTERNET CONTENT -- 0.4%
BEA Systems, Inc.*                               3,021   $        28,730
                                                         ---------------

MANUFACTURING -- 2.0%
Applied Materials, Inc.*                         6,832           129,945
                                                         ---------------

MEDICAL SUPPLIES -- 1.4%
Biomet, Inc.                                     2,898            78,594
Cytyc Corp.*                                     1,038             7,910
                                                         ---------------
                                                                  86,504
                                                         ---------------

MISCELLANEOUS -- 1.0%
Nasdaq-100 Index
  Tracking Stock*                                2,538            66,166
                                                         ---------------

PHARMACEUTICALS -- 11.7%
Abgenix, Inc.*                                     664             6,507
Amgen, Inc.*                                     3,889           162,871
Andrx Group*                                       557            15,022
Biogen, Inc.*                                    1,465            60,695
Cephalon, Inc.*                                    405            18,306
Chiron Corp.*                                    2,134            75,437
Genzyme Corp.*                                   2,153            41,424
Gilead Sciences, Inc.*                           1,541            50,668
ICOS Corp.*                                        471             7,988
Idec Pharmaceuticals Corp.*                      1,329            47,113
ImClone Systems, Inc.*                             604             5,252
Immunex Corp.*                                   6,082           135,872
Invitrogen Corp.*                                  401            12,836
Medimmune, Inc.*                                 2,149            56,734
Millennium Pharmaceuticals, Inc.*                2,482            30,156
Protein Design Labs, Inc.*                         685             7,439
Sepracor, Inc.*                                    679             6,484
                                                         ---------------
                                                                 740,804
                                                         ---------------

PREPACKAGED SOFTWARE -- 24.4%
Adobe Systems, Inc.                              1,873            53,381
Brocade Communications Systems, Inc.*            1,907            33,334
Check Point Software Technologies
  Limited*                                       1,926            26,117
Citrix Systems, Inc.*                            1,736            10,485
Compuware Corp.*                                 1,815            11,017
Electronic Arts, Inc.*                           1,117            73,778
I2 Technologies, Inc.*                           3,682             5,449
Intuit, Inc.*                                    2,141           106,451
Microsoft Corp.*                                14,967           818,695
Oracle Corp.*                                   18,387           174,125
Peoplesoft, Inc.*                                3,524            52,437
Rational Software Corp.*                         1,631            13,391
Siebel Systems, Inc.*                            4,455            63,350
Symantec Corp.*                                  1,194            39,223

    The accompanying notes are an integral part of the financial statements.

                                       41

                                         NUMBER OF            MARKET
                                          SHARES              VALUE
                                       ---------------   ---------------
Veritas Software Corp.*                          3,359   $        66,475
                                                         ---------------
                                                               1,547,708
                                                         ---------------

RETAIL -- 4.4%
Bed Bath & Beyond, Inc.*                         3,153           118,993
Costco Wholesale Corp.*                          1,921            74,189
Dollar Tree Stores, Inc.*                          878            34,602
Staples, Inc.*                                   2,522            49,683
                                                         ---------------
                                                                 277,467
                                                         ---------------

RETAIL - INTERNET -- 0.5%
Amazon.com, Inc.*                                2,000            32,500
                                                         ---------------

TELEPHONE UTILITIES -- 0.0%
WorldCom, Inc.*+                                 8,559               856
                                                         ---------------

TOTAL EQUITIES
(COST $10,343,578)                                             6,217,017
                                                         ---------------

                                         PRINCIPAL
                                           AMOUNT
                                       ---------------
SHORT-TERM INVESTMENTS -- 2.0%

REPURCHASE AGREEMENT -- 1.5%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                    $        95,270            95,270
                                                         ---------------

U.S. TREASURY BILLS -- 0.5%
U.S. Treasury Bill**
  1.660% 07/18/2002                    $        30,000   $        29,973
                                                         ---------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                              125,243
                                                         ---------------

TOTAL INVESTMENTS -- 99.9%
(COST $10,468,821)***                                          6,342,260

OTHER ASSETS/(LIABILITIES) -- 0.1%                                 6,152
                                                         ---------------

NET ASSETS -- 100.0%                                     $     6,348,412
                                                         ===============

Notes to Portfolio of Investments

 ADR  - American Depository Receipt.
 *    Non-income producing security.
 **   This security is held as collateral for open futures contracts. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $95,278. Collateralized by U.S. Government Agency obligation with a rate of 5.923%, maturity date of 07/01/2031, and aggregate market value, including accrued interest, of $100,033.
 + This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                            JUNE 30, 2002
                                                                             (UNAUDITED)
                                                                           ---------------
ASSETS:
      Investments, at value (cost $10,343,578) (NOTE 2)                    $     6,217,017
      Short-term investments, at amortized cost (NOTE 2)                           125,243
                                                                           ---------------
          Total Investments                                                      6,342,260
      Receivables from:
          Investments sold                                                          14,657
          Investment adviser (NOTE 3)                                                1,131
          Interest and dividends                                                        46
                                                                           ---------------
               Total assets                                                      6,358,094
                                                                           ---------------

LIABILITIES:
      Payables for:
          Variation margin on open futures contracts (NOTE 2)                          660
          Directors' fees and expenses (NOTE 3)                                      1,707
          Affiliates (NOTE 3):
               Investment management fees                                            2,338
      Accrued expense and other liabilities                                          4,977
                                                                           ---------------
               Total liabilities                                                     9,682
                                                                           ---------------
      NET ASSETS                                                           $     6,348,412
                                                                           ===============

NET ASSETS CONSIST OF:
      Paid-in capital                                                      $    17,877,317
      Accumulated net investment loss                                              (21,314)
      Accumulated net realized loss on investments and futures contracts        (7,376,869)
      Net unrealized depreciation on investments and futures contracts          (4,130,722)
                                                                           ---------------
                                                                           $     6,348,412
                                                                           ===============
SHARES OUTSTANDING:                                                              2,353,365
                                                                           ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:            $          2.70
                                                                           ===============

     The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2002
                                                                                     (UNAUDITED)
                                                                                  ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                                 $          2,646
        Interest                                                                               887
                                                                                  ----------------
                 Total investment income                                                     3,533
                                                                                  ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                 18,707
        Custody fees                                                                        10,242
        Shareholder reporting fees                                                           3,417
        Audit and legal fees                                                                   505
        Directors' fees (NOTE 3)                                                               240
                                                                                  ----------------
                 Total expenses                                                             33,111
        Expenses waived (NOTE 3)                                                            (9,832)
                                                                                  ----------------
                 Net expenses                                                               23,279
                                                                                  ----------------
                 NET INVESTMENT LOSS                                                       (19,746)
                                                                                  ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                     (2,678,246)
            Closed futures contracts                                                       (53,318)
                                                                                  ----------------
                 Net realized loss                                                      (2,731,564)
                                                                                  ----------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                   (524,497)
            Open futures contracts                                                           2,266
                                                                                  ----------------
                 Net unrealized loss                                                      (522,231)
                                                                                  ----------------
                 NET REALIZED AND UNREALIZED LOSS                                       (3,253,795)
                                                                                  ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $     (3,273,541)
                                                                                  ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2002          YEAR ENDED
                                                                                     (UNAUDITED)       DECEMBER 31, 2001
                                                                                  -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                       $         (19,746)   $         (32,648)
        Net realized loss on investment transactions and futures contracts               (2,731,564)          (3,856,313)
        Net change in unrealized appreciation (depreciation) on investments and
           futures contracts                                                               (522,231)             382,192
                                                                                  -----------------    -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (3,273,541)          (3,506,769)
                                                                                  -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net realized gains                                                                   -                 (315)
NET FUND SHARE TRANSACTIONS (NOTE 5):                                                    (1,126,920)           6,224,423
                                                                                  -----------------    -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (4,400,461)           2,717,339
NET ASSETS:
        Beginning of period                                                              10,748,873            8,031,534
                                                                                  -----------------    -----------------
        End of period (including accumulated net investment loss of
            $21,314 and $1,568, respectively)                                     $       6,348,412    $      10,748,873
                                                                                  =================    =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    SIX MONTHS ENDED
                                                        6/30/02                YEAR ENDED            PERIOD ENDED
                                                      (UNAUDITED)               12/31/01               12/31/00+
                                                    ----------------        ----------------       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD                $           4.06        $           6.07       $          10.00
                                                    ----------------        ----------------       ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                          (0.01)                  (0.02)***              (0.02)***
  Net realized and unrealized loss on investments              (1.35)                  (1.99)                 (3.87)
                                                    ----------------        ----------------       ----------------
       Total loss from investment operations                   (1.36)                  (2.01)                 (3.89)
                                                    ----------------        ----------------       ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                          -                   (0.00)##               (0.04)
                                                    ----------------        ----------------       ----------------
NET ASSET VALUE, END OF PERIOD                      $           2.70        $           4.06       $           6.07
                                                    ================        ================       ================
TOTAL RETURN@                                                 (33.50)%**              (33.11)%               (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $          6,348        $         10,749       $          8,032
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      0.80%*                  0.71%                  0.88%*
     After expense waiver #                                     0.56%*                  0.56%                  0.56%*
  Net investment loss to average daily net assets              (0.47)%*                (0.40)%                (0.36)%*
  Portfolio turnover rate                                         24%**                   67%                    51%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE SIX MONTHS ENDED JUNE 30, 2002.
  ##   DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP EQUITY
FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned 0.28%, well ahead of the - 4.70% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

The first quarter was reasonably good for the Fund, as a strong March made up for mediocre performance in January and February. However, the second quarter all but erased the Fund's gains for the half overall while putting the Russell 2000 Index solidly into negative territory. Investors, responding to the Federal Reserve Board's aggressive lowering of short-term interest rates in 2001, had bid stocks up in the fourth quarter on the assumption that economic growth would bounce back rapidly in 2002.

By the second quarter of 2002, however, it was clear that this scenario was merely wishful thinking, as corporate capital spending remained in the doldrums, and many firms in the formerly high-growth sectors of technology and telecommunications were forced to restate their earnings forecasts for the remainder of 2002 and even for 2003 in some cases. Technology stocks in the benchmark declined 29.3%, while the health care sector fell 17.8%

Adding to investors' woes was a string of accounting scandals. One of the largest of these involved long-distance telecommunications service provider WorldCom, which allegedly hid almost $4 billion of expenses over two years. With bad news hitting the market and investor mistrust of any good news coming from the corporate sector, stocks sold off across the board in May and June. The move was so broad that all 21 of the U.S. stock indexes maintained by the Frank Russell Company, creator of the Russell 2000 Index, had negative returns during the second quarter.

The good news was that investors favored small-cap value stocks, as evidenced by the fact that they withstood the selling pressure better than any other group followed by Russell. Moreover, our emphasis on value benefited the Fund's return compared with that of the benchmark, which contains a mix of growth and value stocks.

HOW DID YOU POSITION THE PORTFOLIO DURING THE PERIOD?

As a general rule, we do not make conscious decisions to overweight or underweight particular sectors. Instead, we build the portfolio carefully from the ground up, adding most of our value through stock selection. In retrospect, however, we can say that the Fund had a lower exposure to health care than the benchmark, which helped our relative performance. On the other hand, an overweighting in technology detracted from our results versus the benchmark. Additionally, stock selection was a positive factor in both sectors.

In fact, despite the overall weakness in health care, the sector produced two of our leading contributors for the second quarter--Pharmaceutical Resources and Community Health Systems. Pharmaceutical Resources fell 36% in February after a competitor received U.S. approval to market its own generic appetite stimulant. However, the stock made a nice comeback during the remainder of the period on stronger-than-expected sales and upwardly revised second-quarter earnings estimates. Community Health Systems, a provider of non-urban hospital services, reported strong financial results for the first quarter, with a 33.8% increase in net operating revenue.

The technology sector produced a number of our biggest losers, including Lattice Semiconductor, which declined substantially after reporting a loss of market share and sharply lower revenues.

Additionally, two holdings in companies that produce capital equipment for semiconductor manufacturers--Helix Technology and Cognex--reflected the still-muted levels of corporate spending for new technologies. We bought these stocks because their valuations had become extremely attractive, but unfortunately they got even cheaper toward the end of the period.

WHAT IS YOUR OUTLOOK?

There are a number of signs that the recent downward pressure on stocks might abate at least temporarily. For one thing, extremely negative investor sentiment of the type seen recently is typically associated with important market bottoms, as are high levels of intraday volatility, which we have also seen lately.

Still, it could take some time to restore the confidence of investors, who have had to endure more than two years of falling share prices and a series of accounting scandals that have tested their willingness to take earnings reports at face value. An additional sobering thought is that despite the persistent bear market, stocks on the whole are still not cheap when measured against their long-term price-to-earnings ratio. Whether a market recovery is imminent or not, however, we will focus on our task of identifying undervalued stocks of companies capable of sustaining above-average earnings growth.

         MML SMALL CAP EQUITY FUND
     LARGEST STOCK HOLDINGS (6/30/02)

Robinson (C.H.) Worldwide, Inc.
Spartech Corp.
Garmin Limited
Teleflex, Inc.
Carlisle Companies, Inc.
MTR Gaming Group, Inc.
Technitrol, Inc.
Claires Stores, Inc.
Coherent, Inc.
Community Health Systems, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                             SINCE INCEPTION
                       YEAR TO DATE         ONE YEAR         AVERAGE ANNUAL
                     1/1/02 - 6/30/02   7/1/01 - 6/30/02    5/1/01 - 6/30/02
  MML Small Cap
  Equity Fund              0.28%            -0.15%               -0.17%
  --------------------------------------------------------------------------
  Russell 2000 Index      -4.70%            -8.60%                1.65%
  --------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML SMALL CAP     RUSSELL
             EQUITY FUND    2000 INDEX
    6/1/98   $   10,000     $   10,000
      6/98   $    9,842     $   10,021
      6/99   $    8,827     $   10,171
      6/00   $    9,086     $   11,628
      6/01   $    9,948     $   11,695
      6/02   $    9,932     $   10,690

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

JUNE 30, 2002 (UNAUDITED)

                                              NUMBER OF        MARKET
                                                SHARES         VALUE
                                             ------------   ------------
EQUITIES -- 94.9%

AIR TRANSPORTATION -- 1.6%
SkyWest, Inc.                                      49,800   $  1,164,822
                                                            ------------

APPAREL, TEXTILES & SHOES -- 2.2%
Claires Stores, Inc.                               69,700      1,596,130
                                                            ------------

BANKING, SAVINGS & LOANS -- 3.7%
First Republic Bank*                               27,200        748,000
Pacific Capital Bancorp                            34,666        827,824
Webster Financial Corp.                            28,080      1,073,779
                                                            ------------
                                                               2,649,603
                                                            ------------

BROADCASTING, PUBLISHING & PRINTING -- 1.0%
Lin TV Corp. Cl. A*                                26,500        716,560
                                                            ------------

BUILDING MATERIALS & CONSTRUCTION -- 1.2%
Elcor Corp.                                        31,800        869,730
                                                            ------------

CHEMICALS -- 4.5%
OM Group, Inc.                                     16,100        998,200
Spartech Corp.                                     79,800      2,172,954
                                                            ------------
                                                               3,171,154
                                                            ------------

COMMERCIAL SERVICES -- 8.9%
ABM Industries, Inc.                               73,400      1,274,224
Advo, Inc.*                                        25,000        951,750
Arbitron, Inc.*                                    45,700      1,425,840
Central Parking Corp.                              43,300        989,405
Heidrick & Struggles International, Inc.*          22,500        449,325
Korn/Ferry International*                          45,200        411,320
National Processing, Inc.*                         33,700        869,460
                                                            ------------
                                                               6,371,324
                                                            ------------

COMMUNICATIONS -- 1.8%
CT Communications, Inc.                            41,900        678,780
Inet Technologies, Inc.*                           90,200        608,850
                                                            ------------
                                                               1,287,630
                                                            ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.8%
Veridian Corp.*                                    25,100        569,770
                                                            ------------

COMPUTERS & INFORMATION -- 1.3%
Black Box Corp.*                                   10,100        411,373
ProQuest Co.*                                      15,100        536,050
                                                            ------------
                                                                 947,423
                                                            ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.7%
Cognex Corp.*                                      70,400      1,411,520
Garmin Limited*                                    97,100      2,141,055
Lattice Semiconductor Corp.*                      101,300   $    885,362
Methode Electronics, Inc. Cl. A                    66,900        854,313
Technitrol, Inc.                                   69,400      1,617,020
Teleflex, Inc.                                     37,100      2,120,265
                                                            ------------
                                                               9,029,535
                                                            ------------

ENERGY -- 2.3%
CAL Dive International, Inc.*                      33,900        745,800
Rowan Companies, Inc.                              21,900        469,755
Tidewater, Inc.                                    12,000        395,040
                                                            ------------
                                                               1,610,595
                                                            ------------

ENTERTAINMENT & LEISURE -- 3.1%
MTR Gaming Group, Inc.*                           111,900      1,868,730
Regal Entertainment Group Cl. A*                   13,200        307,824
                                                            ------------
                                                               2,176,554
                                                            ------------

FINANCIAL SERVICES -- 6.8%
Chittenden Corp.                                   37,800      1,095,444
Eaton Vance Corp.                                  39,000      1,216,800
Fidelity Bankshares, Inc.                          32,500        714,968
Jefferies Group, Inc.                              22,300        938,830
Stewart (W.P.) & Co. Limited                       33,200        847,264
                                                            ------------
                                                               4,813,306
                                                            ------------

FOODS -- 1.6%
Performance Food Group Co.*                        33,600      1,137,696
                                                            ------------

HEALTHCARE -- 2.1%
Community Health Systems, Inc.*                    55,800      1,495,440
                                                            ------------

HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 3.8%
La-Z-Boy, Inc.                                     47,400      1,195,428
Miller (Herman), Inc.                              73,100      1,483,930
                                                            ------------
                                                               2,679,358
                                                            ------------

HOUSEHOLD PRODUCTS -- 1.3%
RPM, Inc.                                          63,300        965,325
                                                            ------------

INDUSTRIAL - DIVERSIFIED -- 3.0%
Carlisle Companies, Inc.                           46,800      2,105,064
                                                            ------------

INSURANCE -- 9.6%
The Commerce Group, Inc.                           27,500      1,087,625
HCC Insurance Holdings, Inc.                       54,000      1,422,900
IPC Holdings Limited                               47,000      1,435,380
Philadelphia Consolidated Holding Corp.*           31,300   $  1,419,142
White Mountains Insurance Group, Inc.               4,600      1,455,900
                                                            ------------
                                                               6,820,947
                                                            ------------

MACHINERY & COMPONENTS -- 6.7%
Actuant Corp. Cl. A*                               12,400        511,500
Hardinge, Inc.                                     60,450        608,732
Helix Technology Corp.                             65,900      1,357,540
IDEX Corp.                                         10,600        355,100
Regal-Beloit Corp.                                 33,400        811,954
Roper Industries, Inc.                             31,100      1,160,030
                                                            ------------
                                                               4,804,856
                                                            ------------

MEDICAL SUPPLIES -- 3.7%
Biomet, Inc.                                       23,725        643,422
Coherent, Inc.*                                    53,600      1,583,290
Dionex Corp.*                                      14,800        396,492
                                                            ------------
                                                               2,623,204
                                                            ------------

PHARMACEUTICALS -- 1.8%
Pharmaceutical Resources, Inc.*                    46,600      1,294,548
                                                            ------------

REAL ESTATE -- 2.1%
Mid-Atlantic Realty Trust                          83,900      1,476,640
                                                            ------------

RETAIL -- 1.2%
Guitar Center, Inc.*                               46,800        868,140
                                                            ------------

TRANSPORTATION -- 6.1%
Heartland Express, Inc.*                           44,010      1,053,159
Robinson (C.H.) Worldwide, Inc.                    70,400      2,360,512
Swift Transportation Co., Inc.*                    38,430        895,419
                                                            ------------
                                                               4,309,090
                                                            ------------

TOTAL EQUITIES (COST $62,140,625)                             67,554,444
                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                       49

                                               PRINCIPAL       MARKET
                                                AMOUNT         VALUE
                                             ------------   ------------
SHORT-TERM INVESTMENTS -- 14.2%

CASH EQUIVALENTS -- 9.0%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                          $    104,885   $    104,885
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                               139,847        139,847
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                               699,233        699,233
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                               174,808        174,808
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                               349,617        349,617
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                               943,965        943,965
Fleet National Bank Note
  2.00% 07/03/2002                                374,691        374,691
Goldman Sachs Bank Note
  2.120% 08/05/2002                               349,617        349,617
Merrill Lynch Bank Note
  1.910% 11/26/2002                               139,847        139,847
Merrill Lynch Bank Note
  1.920% 04/16/2003                                69,923         69,923
Merrimac Money Market Fund                      2,259,338      2,259,338
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                               104,885        104,885
National City Bank Note
  1.820% 01/23/2003                               174,808        174,808
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                               349,617        349,617
US Bank Note
  1.800% 11/06/2002                               174,808        174,808
                                                            ------------
                                                               6,409,889
                                                            ------------

REPURCHASE AGREEMENT -- 5.2%
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                          $  3,679,298   $  3,679,298
                                                            ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                           10,089,187
                                                            ------------

TOTAL INVESTMENTS -- 109.1%
(COST $72,229,812)***                                         77,643,631

OTHER ASSETS/(LIABILITIES) -- (9.1%)                           6,503,389
                                                            ------------
NET ASSETS -- 100.0%                                        $ 71,140,242
                                                            ============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $3,679,614. Collateralized by U.S. Government Agency obligation with a rate of 3.573%, maturity date of 08/15/2008, and aggregate market value, including accrued interest, of $3,865,132.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                              ---------------
ASSETS:
      Investments, at value (cost $62,140,625) (NOTE 2)                                       $    67,554,444
      Short-term investments, at amortized cost (NOTE 2)                                           10,089,187
                                                                                              ---------------
          Total Investments (including securities on loan with market values of $6,166,009)        77,643,631
      Receivables from:
          Interest and dividends                                                                       28,479
                                                                                              ---------------
               Total assets                                                                        77,672,110
                                                                                              ---------------

LIABILITIES:
      Payables for:
          Investments purchased                                                                        77,746
          Securities on loan (NOTE 2)                                                               6,409,889
          Directors' fees and expenses (NOTE 3)                                                         3,276
          Affiliates (NOTE 3):
               Investment management fees                                                              35,469
      Accrued expense and other liabilities                                                             5,488
                                                                                              ---------------
               Total liabilities                                                                    6,531,868
                                                                                              ---------------
      NET ASSETS                                                                              $    71,140,242
                                                                                              ===============

NET ASSETS CONSIST OF:
      Paid-in capital                                                                         $    67,097,476
      Undistributed net investment income                                                              85,512
      Accumulated net realized loss on investments                                                 (1,456,565)
      Net unrealized appreciation on investments                                                    5,413,819
                                                                                              ---------------
                                                                                              $    71,140,242
                                                                                              ===============
SHARES OUTSTANDING:                                                                                 7,338,549
                                                                                              ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                               $          9.69
                                                                                              ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 2002
                                                                                 (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                             $        297,973
        Interest (including securities lending income of $4,165)                        22,864
                                                                              ----------------
                 Total investment income                                               320,837
                                                                              ----------------

EXPENSES: (NOTE 2)
        Investment management fees (Note 3)                                            206,201
        Custody fees                                                                    15,369
        Shareholder reporting fees                                                      12,404
        Audit and legal fees                                                             2,686
        Directors' fees (Note 3)                                                         1,411
                                                                              ----------------
                 Total expenses                                                        238,071
                                                                              ----------------
                 NET INVESTMENT INCOME                                                  82,766
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                 1,002,721
        Net change in unrealized appreciation (depreciation) on investments         (1,373,635)
                                                                              ----------------
                 NET REALIZED AND UNREALIZED LOSS                                     (370,914)
                                                                              ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $       (288,148)
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2002        YEAR ENDED
                                                                                    (UNAUDITED)      DECEMBER 31, 2001
                                                                                  ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                     $         82,766   $         279,037
        Net realized gain (loss) on investment transactions                              1,002,721            (440,017)
        Net change in unrealized appreciation (depreciation) on investments             (1,373,635)          2,465,527
                                                                                  ----------------   -----------------
            NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (288,148)          2,304,547
                                                                                  ----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                               -            (277,041)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                    14,332,745          12,406,651
                                                                                  ----------------   -----------------
        TOTAL INCREASE IN NET ASSETS                                                    14,044,597          14,434,157

NET ASSETS:
        Beginning of period                                                             57,095,645          42,661,488
                                                                                  ----------------   -----------------
        End of period (including undistributed net investment income of $85,512
            and $2,746, respectively)                                             $     71,140,242   $      57,095,645
                                                                                  ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS ENDED
                                                              6/30/02         YEAR ENDED  YEAR ENDED  YEAR ENDED   PERIOD ENDED
                                                            (UNAUDITED)        12/31/01    12/31/00    12/31/99     12/31/98+
                                                          ----------------    ----------  ----------  ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $           9.67    $     9.40  $     8.34  $     8.49   $      10.00
                                                          ----------------    ----------  ----------  ----------   ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                               0.01          0.05        0.08        0.07           0.03
  Net realized and unrealized gain (loss) on investments              0.01          0.27        1.06       (0.15)         (1.51)
                                                          ----------------    ----------  ----------  ----------   ------------
     Total income (loss) from investment operations                   0.02          0.32        1.14       (0.08)         (1.48)
                                                          ----------------    ----------  ----------  ----------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                             -         (0.05)      (0.08)      (0.07)         (0.03)
                                                          ----------------    ----------  ----------  ----------   ------------
NET ASSET VALUE, END OF PERIOD                            $           9.69    $     9.67  $     9.40  $     8.34   $       8.49
                                                          ================    ==========  ==========  ==========   ============
TOTAL RETURN@                                                         0.28%**       3.36%      13.63%      (1.04)%       (14.77)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                       $         71,140    $   57,096  $   42,661  $   20,137   $     10,442
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            0.75%*        0.69%       0.80%       1.07%          0.85%**
     After expense waiver#                                            0.75%*        0.69%       0.76%       0.75%          0.44%**
  Net investment income to average daily net assets                   0.26%*        0.59%       1.12%       1.13%          0.42%**
  Portfolio turnover rate                                               24%**         97%         65%         41%            23%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 1999 AND 2000.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objectives and policies of the Fund are to:
-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of micro-capitalization companies (companies with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund returned 6.64% beating the - 4.70% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

As in 2001, the Fund benefited from investors' interest in small-cap stocks with a value orientation. In the first quarter growth stocks paused for a breather after their vigorous year-end rally. This rally had occurred in anticipation of a prompt economic recovery and rebounding earnings, and investors watched nervously for signs that earnings would indeed catch up to share prices. Meanwhile, value stocks again took the lead, as evidenced by the Russell 2000 Value Index's solid gain of 9.58% for the quarter, compared with a loss of 1.96% for the Russell 2000 Growth Index.

The second quarter was an unmitigated disaster for growth stocks, as disappointing earnings combined with escalating tension in the Middle East, recurring concerns about another terrorist attack and a series of corporate accounting scandals to drive many of the popular indexes to their lowest levels since September 2001. All 21 of the U.S. stock indexes followed by the Frank Russell Company, creator of the Fund's benchmark, had negative returns. Significantly, however, the Russell 2000 Value Index, a measure of the small-cap value market, had the smallest loss, giving up just 2.12% for the quarter. The Fund had a modest gain in the second quarter, as investors--to the extent that they were buying stocks at all--were drawn to the kind of slow and steady companies that we try to buy for the Fund.

WHAT SECTORS AND HOLDINGS MOST AFFECTED PERFORMANCE?

Stock selection in two of the weakest sectors--technology and health care--aided our performance compared with the benchmark. Another sector in which our stock selection had a positive influence was financial services, which produced three of our best contributors for the second quarter--Mid-Atlantic Realty Trust, Financial Institutions and Philadelphia Consolidated Holding Co. Mid-Atlantic Realty Trust is a real estate investment trust whose share price surged in June, when skittish investors sought shelter in stocks with relatively stable earnings and generous dividend yields. Financial Institutions, the holding company for several community banks based in western and central New York, was part of a strong small banking group whose primary loan exposure is in residential real estate, one of the economy's stronger areas during the current recession. Philadelphia Consolidated Holding Co. is a well-run specialty commercial property and casualty insurer with a fairly dependable revenue stream. The stock had been oversold after September 11, 2001, and made a nice comeback during the period.

Despite our overall favorable stock selection in technology and health care, some of the Fund's biggest detractors came from those sectors. Ansoft, a developer of electronic design software that aids in the development of printed circuit boards, declined sharply in the second quarter despite reporting a 23% increase in revenue for its fiscal year ending April 30, amid concerns that its business could weaken over the near term. Semiconductor maker Lattice Semiconductor also declined after reporting a loss of market share and sharply lower revenues in April. Meanwhile Kendle International, a provider of contract clinical research and drug development services, was penalized by investors when it reported a disappointing level of contract cancellations and was downgraded by some brokerage firms in spite of meeting analysts' profit estimates.

We do not consciously make sector bets, because we prefer to add value through strong stock selection. However, we can say in retrospect that being underweighted in the weak health care sector helped our performance versus the benchmark.

WHAT IS YOUR OUTLOOK?

The decline in share prices might have reached at least a temporary stopping place, as indicated by extremely negative investor sentiment and increased volatility, both of which tend to occur near important bottoms. However, given the drubbing investors have taken over the past two years and the damaged credibility of corporate managements as a result of the string of recent accounting miscues, we believe that it could be a while before investors return to a frame of mind that can support a significant advance. Furthermore, it is prudent to keep in mind that, judged against their long-term historical price-to-earnings ratio, stocks are still not cheap. Rather than making predictions about the economy or the stock market as a whole, however, we prefer to focus on our primary task--identifying undervalued and underappreciated micro-cap stocks with strong growth potential.

    MML SMALL COMPANY OPPORTUNITIES FUND
      LARGEST STOCK HOLDINGS (6/30/02)

Gibraltar Steel Corp.
Prime Medical Services, Inc.
Marine Products Corp.
Philadelphia Consolidated Holding Corp.
Saga Communications, Inc. Cl. A
LSI Industries, Inc.
MTR Gaming Group, Inc.
Columbia Laboratories, Inc.
First Essex Bancorp, Inc.
Micro Linear Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                 SINCE INCEPTION
                           YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                         1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/1/01 - 6/30/02
 MML Small Company
 Opportunities Fund                6.64%              10.56%               14.38%
 -------------------------------------------------------------------------------
 Russell 2000 Index               -4.70%              -8.60%               -2.68%
 -------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML SMALL COMPANY      RUSSELL
           OPPORTUNITIES FUND   2000 INDEX
5/1/01          $10,000          $10,000
6/01            $10,580          $10,600
12/01           $10,969          $10,166
6/02            $11,698          $9,688

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                       -----------  ------------
EQUITIES -- 87.4%

AUTOMOTIVE & PARTS -- 2.3%
Aftermarket Technology Corp.*                               12,600  $    241,920
Strattec Security Corp.*                                     4,700       260,004
                                                                    ------------
                                                                         501,924
                                                                    ------------

BANKING, SAVINGS & LOANS -- 8.6%
CFS Bancorp, Inc.                                           19,300       298,378
Financial Institutions, Inc.                                 6,800       257,448
First Essex Bancorp, Inc.                                   11,900       406,980
First Republic Bank*                                         7,700       211,750
Pacific Crest Capital, Inc.                                 10,400       291,200
Southern Financial Bancorp, Inc.                             4,200       134,232
Sterling Bancorp-NY                                          9,040       322,728
Webster Financial Corp.                                        200         7,648
                                                                    ------------
                                                                       1,930,364
                                                                    ------------

BROADCASTING, PUBLISHING & PRINTING -- 3.5%
Saga Communications, Inc. Cl. A*                            19,875       447,187
Thomas Nelson, Inc.                                         31,300       330,528
                                                                    ------------
                                                                         777,715
                                                                    ------------

BUILDING MATERIALS & CONSTRUCTION -- 2.5%
Elcor Corp.                                                  9,800       268,030
Willbros Group, Inc.*                                       17,200       292,400
                                                                    ------------
                                                                         560,430
                                                                    ------------

CHEMICALS -- 1.2%
Penford Corp.                                               14,900       269,690
                                                                    ------------

COMMERCIAL SERVICES -- 6.2%
Clean Harbors, Inc.*                                        10,000       117,600
FTI Consulting, Inc.*                                        4,100       143,541
Heidrick & Struggles International, Inc.*                    7,300       145,781
iDine Rewards Network, Inc.*                                27,400       315,100
Kendle International, Inc.*25,200 342,720
Korn/Ferry International*                                   14,100       128,310
Team, Inc.*                                                 20,500       185,525
                                                                    ------------
                                                                       1,378,577
                                                                    ------------

COMMUNICATIONS -- 1.4%
Lifeline Systems, Inc.*                                     11,800       310,812
                                                                    ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Ansoft Corp.*                                               24,300       142,884
                                                                    ------------

ELECTRIC UTILITIES -- 1.4%
Central Vermont Public Service Corp.                        17,300  $    311,400
                                                                    ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.7%
Actel Corp.*                                                15,300       321,606
AZZ, Inc.*                                                  13,100       204,360
Bel Fuse, Inc. Cl. B                                        11,500       311,075
EDO Corp.                                                    7,900       225,150
LSI Industries, Inc.                                        24,150       443,635
Methode Electronics, Inc. Cl. A                             16,200       206,874
Micro Linear Corp.*                                        105,600       396,000
Rogers Corp.*                                                8,600       234,866
Spectrum Control, Inc.*                                     40,400       244,420
Woodhead Industries, Inc.                                   14,400       246,816
                                                                    ------------
                                                                       2,834,802
                                                                    ------------

ENERGY -- 3.0%
Chiles Offshore, Inc.*                                      12,700       307,975
RPC, Inc.                                                   31,200       368,160
                                                                    ------------
                                                                         676,135
                                                                    ------------

ENTERTAINMENT & Leisure -- 2.8%
Acres Gaming, Inc.*                                         44,400       203,352
MTR Gaming Group, Inc.*                                     24,600       410,820
                                                                    ------------
                                                                         614,172
                                                                    ------------

FINANCIAL SERVICES -- 1.6%
Boston Private Financial Holdings, Inc.                     14,700       363,678
                                                                    ------------

FOODS -- 1.4%
Performance Food Group Co.*                                  9,400       318,284
                                                                    ------------

HEALTHCARE -- 3.8%
CorVel Corp.*                                                5,700       190,932
Prime Medical Services, Inc.*                               41,800       485,716
Res-Care, Inc.*                                             26,700       176,754
                                                                    ------------
                                                                         853,402
                                                                    ------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 1.0%
Palm Harbor Homes, Inc.*                                    10,800       214,477
                                                                    ------------

HOUSEHOLD PRODUCTS -- 1.3%
Jarden Corp.*                                               14,400       285,120
                                                                    ------------

INDUSTRIAL - DIVERSIFIED -- 0.3%
Astronics Corp.*                                             9,500        76,000
                                                                    ------------

INFORMATION RETRIEVAL SERVICES -- 1.2%
Onesource Information Services, Inc.*                       41,200  $    276,040
                                                                    ------------

INSURANCE -- 3.7%
Donegal Group, Inc. Cl. A                                    4,100        42,312
Philadelphia Consolidated Holding Corp.*                    10,000       453,400
Stewart Information Services*                               16,500       339,075
                                                                    ------------
                                                                         834,787
                                                                    ------------

MACHINERY & COMPONENTS -- 6.5%
Aaon, Inc.*                                                 11,725       220,078
Actuant Corp. Cl. A*                                         7,400       305,250
Brooks-PRI Automation, Inc.*                                 7,500       191,700
Gardner Denver, Inc.*                                       11,000       220,000
Hardinge, Inc.                                              14,000       140,980
Met-Pro Corp.                                               11,400       165,528
Robbins & Myers, Inc.                                        7,500       196,875
                                                                    ------------
                                                                       1,440,411
                                                                    ------------

MEDICAL SUPPLIES -- 4.3%
Excel Technology, Inc.*                                     18,100       380,100
II-VI, Inc.*                                                22,000       324,940
Osteotech, Inc.*                                            33,100       244,609
                                                                    ------------
                                                                         949,649
                                                                    ------------

METALS & MINING -- 2.2%
Gibraltar Steel Corp.                                       21,900       485,961
                                                                    ------------

PHARMACEUTICALS -- 1.8%
CIMA Labs, Inc.*                                               100         2,412
Columbia Laboratories, Inc.*                                67,900       407,400
                                                                    ------------
                                                                         409,812
                                                                    ------------

REAL ESTATE -- 1.5%
Mid-Atlantic Realty Trust                                   19,200       337,920
                                                                    ------------

RESTAURANTS -- 1.7%
Benihana, Inc.*                                              6,900       127,650
Benihana, Inc. Cl. A*                                       13,900       261,876
                                                                    ------------
                                                                         389,526
                                                                    ------------

RETAIL -- 4.7%
Big 5 Sporting Goods Corp.*                                  9,800       140,042
Brookstone, Inc.*                                           11,900       211,106
Guitar Center, Inc.*                                        12,400       230,020

    The accompanying notes are an integral part of the financial statements.

                                       57

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                       -----------  ------------
Sportsman's Guide, Inc.*                                    27,400  $    244,956
Tweeter Home Entertainment Group, Inc.*                     13,600       222,224
                                                                    ------------
                                                                       1,048,348
                                                                    ------------

TRANSPORTATION -- 3.3%
Knight Transportation, Inc.*                                11,850       274,802
Marine Products Corp.                                       39,000       454,350
                                                                    ------------
                                                                         729,152
                                                                    ------------

WATER COMPANIES -- 0.9%
Southwest Water Co.                                         10,635       201,321

TOTAL EQUITIES
(COST $17,818,683)                                                    19,522,793
                                                                    ------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                       -----------
SHORT-TERM INVESTMENTS -- 7.9%
REPURCHASE AGREEMENT
Investors Bank & Trust Company Repurchase Agreement,
  dated 06/28/2002, 1.03%, due 07/01/2002(a)           $ 1,767,585     1,767,585
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    1,767,585
                                                                    ------------

TOTAL INVESTMENTS -- 95.3%
(COST $19,586,268)**                                                  21,290,378

OTHER ASSETS/(LIABILITIES) -- 4.7%                                     1,058,393
                                                                    ------------

NET ASSETS -- 100.0%                                                $ 22,348,771
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $1,767,737. Collateralized by U.S. Government Agency obligation with a rate of 5.375%, maturity date of 01/20/2023, and aggregate market value, including accrued interest, of $1,855,964.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   JUNE 30, 2002
                                                                     (UNAUDITED)
                                                                   -------------
ASSETS:
        Investments, at value (cost $17,818,683) (NOTE 2)          $  19,522,793
        Short-term investments, at amortized cost (NOTE 2)             1,767,585
                                                                   -------------
            Total Investments                                         21,290,378
        Cash                                                             946,784
        Receivables from:
            Investments sold                                             130,607
            Investment adviser (NOTE 3)                                      240
            Interest and dividends                                         7,399
            Prepaid expenses                                               1,423
                                                                   -------------
                 Total assets                                         22,376,831
                                                                   -------------

LIABILITIES:
        Payables for:
            Investments purchased                                          9,926
            Directors' fees and expenses (NOTE 3)                            281
            Affiliates (NOTE 3):
                 Investment management fees                               16,920
        Accrued expense and other liabilities                                933
                                                                   -------------
                 Total liabilities                                        28,060
                                                                   -------------
        NET ASSETS                                                 $  22,348,771
                                                                   =============

NET ASSETS CONSIST OF:
        Paid-in capital                                            $  20,385,296
        Accumulated net investment loss                                  (33,837)
        Accumulated net realized gain on investments                     293,202
        Net unrealized appreciation on investments                     1,704,110
                                                                   -------------
                                                                   $  22,348,771
                                                                   =============
SHARES OUTSTANDING:                                                    1,932,628
                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:    $       11.56
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2002
                                                                                (UNAUDITED)
                                                                              ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends                                                             $         55,320
        Interest                                                                         7,895
                                                                              ----------------
                 Total investment income                                                63,215
                                                                              ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                             87,935
        Custody fees                                                                    10,451
        Shareholder reporting fees                                                       1,622
        Audit and legal fees                                                               715
        Directors' fees (NOTE 3)                                                           338
                                                                              ----------------
                Total expenses                                                         101,061
        Expenses waived (NOTE 3)                                                        (3,914)
                                                                              ----------------
                 Net expenses                                                           97,147
                                                                              ----------------
                 NET INVESTMENT LOSS                                                   (33,932)
                                                                              ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain on investment transactions                                   417,186
        Net change in unrealized appreciation (depreciation) on investments            619,073
                                                                              ----------------
                 NET REALIZED AND UNREALIZED GAIN                                    1,036,259
                                                                              ----------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $      1,002,327
                                                                              ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2002        PERIOD ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 2001*
                                                                                ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income (loss)                                            $        (33,932)   $           2,839
        Net realized gain on investment transactions                                     417,186               34,350
        Net change in unrealized appreciation (depreciation) on investments              619,073            1,085,037
                                                                                ----------------    -----------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       1,002,327            1,122,226
                                                                                ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                            --               (2,744)
        From net realized gains                                                               --             (158,334)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                   7,516,502           12,868,794
                                                                                ----------------    -----------------
        TOTAL INCREASE IN NET ASSETS                                                   8,518,829           13,829,942
NET ASSETS:
        Beginning of period                                                           13,829,942                   --
                                                                                ----------------    -----------------
        End of period (including accumulated net investment loss of $33,837 and
           undistributed net investment income of $95, respectively)            $     22,348,771    $      13,829,942
                                                                                ================    =================

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                SIX MONTHS ENDED
                                                                                     6/30/02           PERIOD ENDED
                                                                                   (UNAUDITED)           12/31/01+
                                                                                ----------------    -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $          10.84    $           10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                             (0.02)                0.00***
  Net realized and unrealized gain on investments                                           0.74                 0.97
                                                                                ----------------    -----------------
       Total income from investment operations                                              0.72                 0.97
                                                                                ----------------    -----------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                                  --                (0.00)****
  From net realized gains                                                                     --                (0.13)
                                                                                ----------------    -----------------
       Total distributions                                                                    --                (0.13)
                                                                                ----------------    -----------------
NET ASSET VALUE, END OF PERIOD                                                  $          11.56    $           10.84
                                                                                ================    =================
TOTAL RETURN@                                                                               6.64%**              9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                             $         22,349    $          13,830
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                  1.21%*               1.34%*
     After expense waiver#                                                                  1.16%*               1.16%*
  Net investment income (loss) to average daily net assets                                 (0.41)%*              0.04%*
  Portfolio turnover rate                                                                     26%**                50%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
**** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND FOR THE SIX MONTHS ENDED JUNE 30, 2002.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of smaller companies consistent with market capitalizations of companies in the Russell 2000 Index
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 15.57%, trailing the - 4.70% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. However, the Fund finished ahead of the
- 17.35% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A negative second quarter hurt returns for the Fund and the growth universe in general. Valuations on many growth stocks had been stretched following the rally in the fourth quarter of 2001, which was driven primarily by investors' anticipation of a prompt rebound in the economy and share prices during 2002. However, it became clear in the second quarter that the recovery was proceeding much more slowly than anticipated, and in particular that capital spending by businesses for technology products and services was still depressed. This realization caused many technology companies to lower their earnings guidance for the remainder of 2002.

Additionally, a series of accounting scandals, the latest of which involved a $3.8 billion of improperly booked expenses at long-distance giant WorldCom, undermined investors' overall confidence in corporate management. Other negative influences included a sharply lower U.S. dollar and escalating tension in the Middle East. The combined effect of these events drove most of the popular stock indexes to their lowest levels since September 2001.

HOW DID THE ACCOUNTING SCANDALS AFFECT THE WAY YOU MANAGE THE FUND?

First of all, it's useful to realize that the allegations of questionable accounting tactics were limited mainly to large, complex conglomerates, such as Tyco International, and also a number of companies in the telecommunications and power utility industries because of the huge amounts of debt required to fund those businesses. While there are no foolproof ways to offer protection against fraud, we have always done a lot of cross-checking to try to verify the numbers that companies give us, and we will redouble those efforts going forward. In addition, given the market's aversion to even a hint of accounting impropriety, we favored companies with strong balance sheets that use debt responsibly and can fund their own growth to a considerable extent.

WHAT WERE SOME FACTORS THAT HELPED OR HURT THE FUND?

Being underweighted in pharmaceuticals was one factor that helped the Fund's returns. Many pharmaceutical stocks suffered because of meager product pipelines and expiring patents on existing products. We believe that in order for these companies to rejuvenate their pipelines, they will have to increase spending for the kind of instrumentation and equipment produced by holdings such as Gene Logic, Affymetrix and Perkinelmer. In the case of Perkinelmer, we also liked the stock because the company was selling off non-core businesses in defense and optical electronics, and reducing debt. Additionally, Perkinelmer is a NYSE-listed stock paying a generous dividend. Toward the end of the period, we also increased our holdings of promising drug developers such as Abgenix, Incyte Genomics, and Sicor. Although we liked the prospects for these stocks, they continued to struggle during the period. Other detractors included Catalina Marketing, Peregrine Systems, Edison Schools and Citrix Systems.

Holdings that helped performance included American Italian Pasta, a mainstay for the Fund during much of the bear market in technology stocks. Performance Food Group, a distributor of private label food products, was another holding that held up relatively well. Triad Hospitals and Humana exemplified the relative strength in the services segment of health care.

WHAT IS YOUR OUTLOOK?

We believe that the negative excesses spawned by the recent accounting scandals and the concerns about disappointing earnings growth have nearly run their course for the time being. From where we sit, valuations appear compelling for many stocks. Going forward, we look for an environment where more stocks will rise or fall on their own merits rather than on considerations affecting the overall market. The companies that will be rewarded should be those that have relatively predictable earnings and established growth patterns. Small companies with uncertain prospects and those that are top-heavy with debt will likely be penalized. We welcome this environment because we are confident that in a world where stock selection is rewarded, we have the resources to claim our fair share of those rewards.

    MML SMALL CAP GROWTH EQUITY FUND
    LARGEST STOCK HOLDINGS (6/30/02)

American Italian Pasta Co. Cl. A
MSC Industrial Direct Co. Cl. A
Gentex Corp.
Newfield Exploration Co.
Financial Federal Corp.
Gene Logic, Inc.
Take-Two Interactive Software, Inc.
Getty Images, Inc.
Omnicare, Inc.
O'Reilly Automotive, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                             SINCE INCEPTION
                                       YEAR TO DATE         ONE YEAR          AVERAGE ANNUAL
                                     1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/3/99 - 6/30/02
  MML Small Cap Growth Equity Fund         -15.57%             -23.01%                1.61%
  -------------------------------------------------------------------------------------------
  Russell 2000 Index                        -4.70%              -8.60%                3.48%
  -------------------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              MML SMALL CAP      RUSSELL
           GROWTH EQUITY FUND  2000 INDEX
5/3/99           $10,000        $10,000
6/99             $10,930        $10,605
6/00             $17,409        $12,124
6/01             $13,662        $12,193
6/02             $10,517        $11,145

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                       -----------  ------------
EQUITIES -- 90.4%

ADVERTISING -- 3.2%
Catalina Marketing Corp.*                                   18,500  $    522,071
Getty Images, Inc.*                                         29,800       648,746
                                                                    ------------
                                                                       1,170,817
                                                                    ------------

APPAREL, TEXTILES & SHOES -- 0.7%
AnnTaylor Stores Corp.*                                      2,700        68,553
Pacific Sunwear of California, Inc.*                         8,400       186,228
                                                                    ------------
                                                                         254,781
                                                                    ------------

AUTOMOTIVE & PARTS -- 1.0%
BorgWarner, Inc.                                             2,300       132,848
Navistar International Corp.                                 3,200       102,400
Visteon Corp.                                                9,800       139,160
                                                                    ------------
                                                                         374,408
                                                                    ------------

BANKING, SAVINGS & LOANS -- 2.6%
Financial Federal Corp.*                                    26,000       860,600
Providian Financial Corp.                                   15,100        88,788
                                                                    ------------
                                                                         949,388
                                                                    ------------

BROADCASTING, PUBLISHING & PRINTING -- 1.5%
McClatchy Newspapers, Inc.                                   1,600       102,800
Pegasus Communications Corp.*                                  500           365
Playboy Enterprises, Inc. Cl. B*                            14,600       186,150
Radio One, Inc. Cl. D*                                       6,500        96,655
Sinclair Broadcast Group, Inc. Cl. A*                       10,700       154,497
                                                                    ------------
                                                                         540,467
                                                                    ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.5%
Granite Construction, Inc.                                   7,500       189,750
                                                                    ------------

CHEMICALS -- 2.3%
Cytec Industries, Inc.*                                      4,425       139,122
IMC Global, Inc.                                            11,900       148,750
Minerals Technologies, Inc.                                  3,200       157,824
OM Group, Inc.                                               6,600       409,200
                                                                    ------------
                                                                         854,896
                                                                    ------------

COMMERCIAL SERVICES -- 10.1%
Affymetrix, Inc.*                                           21,892       525,189
The Corporate Executive Board Co.*                          11,400       390,450
Exelixis, Inc.*                                              9,500        71,535
Gene Logic, Inc.*                                           50,100       701,400
Incyte Pharmaceuticals, Inc.*                               16,300       118,501
ITT Educational Services, Inc.*                             23,200       505,760
Maximus, Inc.*                                              18,700  $    592,790
MemberWorks, Inc.*                                          18,500       342,805
PerkinElmer, Inc.                                           28,678       316,892
TeleTech Holdings, Inc.*                                    16,100       153,594
                                                                    ------------
                                                                       3,718,916
                                                                    ------------

COMMUNICATIONS -- 2.7%
Advanced Fibre Communications, Inc.*                        29,800       492,892
Openwave Systems, Inc.*                                     21,000       117,810
Sycamore Networks, Inc.*                                    36,700       141,662
Tekelec*                                                    30,300       243,309
                                                                    ------------
                                                                         995,673
                                                                    ------------

COMPUTER & DATA PROCESSING SERVICES -- 1.4%
Anteon International Corp.*                                 20,400       515,712
                                                                    ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.9%
3Com Corp.*                                                 35,900       157,960
Digital Insight Corp.*                                      27,900       458,955
Eclipsys Corp.*                                              9,355        61,359
                                                                    ------------
                                                                         678,274
                                                                    ------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Macromedia, Inc.*                                            1,400        12,418
                                                                    ------------

COMPUTER RELATED SERVICES -- 3.3%
Acxiom Corp.*                                               30,100       526,449
Checkfree Corp.*                                            33,992       531,635
Ingram Micro, Inc. Cl. A*                                   10,300       141,625
                                                                    ------------
                                                                       1,199,709
                                                                    ------------

COMPUTERS & INFORMATION -- 1.4%
Maxtor Corp.*                                               43,100       194,812
Palm, Inc.*                                                 41,100        72,336
Symbol Technologies, Inc.                                   16,900       143,650
Western Digital Corp.*                                      31,100       101,075
                                                                    ------------
                                                                         511,873
                                                                    ------------

DATA PROCESSING & PREPARATION -- 1.9%
Factset Research Systems, Inc.                              15,000       446,550
Probusiness Services, Inc.*                                 12,000       174,828
The TriZetto Group, Inc.*                                    7,900        67,545
                                                                    ------------
                                                                         688,923
                                                                    ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 7.6%
Actel Corp.*                                                 4,700        98,794
ATMI, Inc.*                                                  4,400        98,428
August Technology Corp.*                                    10,685       105,675
Credence Systems Corp.*                                      7,600       135,052
Cree, Inc.*                                                 23,800       314,874
DSP Group, Inc.*                                             5,500       107,800
Fairchild Semiconductor International, Inc. Cl. A*           4,700  $    114,210
Gentex Corp.*                                               35,000       961,450
Merix Corp.*                                                 6,300        54,054
Oak Technology, Inc.*                                        7,800        35,334
Planar Systems, Inc.*                                        4,500        86,625
Silicon Storage Technology, Inc.*                           15,000       117,000
Visx, Inc.*                                                 53,400       582,060
                                                                    ------------
                                                                       2,811,356
                                                                    ------------

ENERGY -- 4.2%
Grey Wolf, Inc.*                                            43,800       179,142
Helmerich & Payne, Inc.                                      3,700       132,164
Newfield Exploration Co.*                                   23,800       884,646
Sunoco, Inc.                                                 5,000       178,150
TETRA Technologies, Inc.*                                    7,000       185,850
                                                                    ------------
                                                                       1,559,952
                                                                    ------------

ENTERTAINMENT & LEISURE -- 2.9%
AMC Entertainment, Inc.*                                    12,600       178,920
Blockbuster, Inc. Cl. A                                      5,800       156,020
Callaway Golf Co.                                           15,900       251,856
Churchill Downs, Inc.                                        3,600       145,188
Hollywood Media Corp.*                                      40,400        80,396
JAKKS Pacific, Inc.*                                         5,500        97,405
Six Flags, Inc.*                                            11,575       167,259
                                                                    ------------
                                                                       1,077,044
                                                                    ------------

FINANCIAL SERVICES -- 1.9
America First Mortgage Investments, Inc.                    13,900       136,915
E*TRADE Group, Inc.*                                        25,900       141,414
Investment Technology Group, Inc.*                           3,550       116,085
Medallion Financial Corp.                                   36,600       193,248
Van der Moolen Holding NV ADR                                6,000       124,800
                                                                    ------------
                                                                         712,462
                                                                    ------------

FOODS -- 3.2
American Italian Pasta Co. Cl. A*                           23,400     1,193,166
                                                                    ------------

FOREST PRODUCTS & PAPER -- 0.5%
Bowater, Inc.                                                3,500       190,295
                                                                    ------------

HEALTHCARE -- 8.2
Allscripts Healthcare Solutions, Inc.*                      20,100        75,174
American Healthways, Inc.*                                  26,500       471,700

    The accompanying notes are an integral part of the financial statements.

                                       65

                                                        NUMBER OF      MARKET
                                                          SHARES       VALUE
                                                       -----------  ------------
AmSurg Corp.*                                               12,700  $    333,502
Apria Healthcare Group, Inc.*                               25,000       560,000
Caremark Rx, Inc.*                                          14,000       231,000
Coventry Health Care, Inc.*                                  4,100       116,522
Humana, Inc.*                                               11,600       181,308
Impath, Inc.*                                               21,400       384,130
Kindred Healthcare, Inc.*                                    3,300       146,751
Lifepoint Hospitals, Inc.*                                   4,300       156,133
Matria Healthcare, Inc.*                                     6,300        51,786
Triad Hospitals, Inc.*                                       7,000       296,660
                                                                    ------------
                                                                       3,004,666
                                                                    ------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.2%
Furniture Brands International, Inc.*                        2,325        70,331
                                                                    ------------

INSURANCE -- 0.4%
Gallagher (Arthur J.) & Co.                                  3,900       135,135
                                                                    ------------

INTERNET SOFTWARE -- 0.2%
Vignette Corp.*                                             40,400        79,588
                                                                    ------------

LODGING -- 0.7%
Intrawest Corp.                                             10,600       179,988
Vail Resorts, Inc.*                                          4,300        73,530
                                                                    ------------
                                                                         253,518
                                                                    ------------

MACHINERY & COMPONENTS -- 0.8%
Agco Corp.*                                                  8,900       173,549
Kennametal, Inc.                                             3,600       131,760
                                                                    ------------
                                                                         305,309
                                                                    ------------

MANUFACTURING -- 1.1%
Lam Research Corp.*                                         21,600       388,368
                                                                    ------------

MEDICAL SUPPLIES -- 3.7%
Cambrex Corp.                                                3,200       128,320
Cholestech Corp.*                                           11,400       120,270
CONMED Corp.*                                                5,700       127,281
Intermagnetics General Corp.*                               12,400       250,480
Kensey Nash Corp.*                                           7,700       124,740
MedSource Technologies, Inc.*                               10,900       133,525
PSS World Medical, Inc.*                                    18,200       147,420
Sequenom, Inc.*                                             21,900        77,307
Urologix, Inc.*                                             20,400       260,916
                                                                    ------------
                                                                       1,370,259
                                                                    ------------

METALS & MINING -- 0.3%
Precision Castparts Corp.                                    3,600       118,800
                                                                    ------------

PHARMACEUTICALS -- 3.3%
Abgenix, Inc.*                                               7,500        73,500
CV Therapeutics, Inc.*                                       2,100        39,102
Omnicare, Inc.                                              24,000  $    630,240
Sangstat Medical Corp.*                                      7,900       181,542
Serologicals Corp.*                                          6,500       118,885
SICOR, Inc.*                                                 9,400       174,276
                                                                    ------------
                                                                       1,217,545
                                                                    ------------

PREPACKAGED SOFTWARE -- 6.9%
Actuate Software Corp.*                                     23,500       105,750
Cerner Corp.*                                               11,700       559,611
Citrix Systems, Inc.*                                       17,000       102,680
Dendrite International, Inc.*                               42,200       408,074
EPIQ Systems, Inc.*                                         17,750       302,105
Hyperion Solutions Corp.*                                    7,700       140,427
Precise Software Solutions Limited*                          4,700        44,885
Sanchez Computer Associates, Inc.*                          15,400        68,684
Take-Two Interactive Software, Inc.*                        31,900       656,821
Tripos, Inc.*                                                3,700        80,660
Verity, Inc.*                                                6,800        75,412
                                                                    ------------
                                                                       2,545,109
                                                                    ------------

REAL ESTATE -- 0.5%
Host Marriott Corp.                                         16,200       183,060
                                                                    ------------

RETAIL -- 6.4%
Borders Group, Inc.*                                        10,400       191,360
Foot Locker, Inc.*                                          10,700       154,615
MSC Industrial Direct Co. Cl. A*                            53,500     1,043,250
O'Reilly Automotive, Inc.*                                  22,200       611,832
Pier 1 Imports, Inc.                                         6,600       138,600
Ultimate Electronics, Inc.*                                  8,000       207,280
                                                                    ------------
                                                                       2,346,937
                                                                    ------------

TELEPHONE UTILITIES -- 0.3%
Nextel Partners, Inc. Cl. A*                                31,300        94,213
                                                                    ------------

TRANSPORTATION -- 2.6%
CNF, Inc.                                                    4,600       174,708
EGL, Inc.*                                                  12,100       205,216
Kansas City Southern Industries, Inc.*                      34,200       581,400
                                                                    ------------
                                                                         961,324
                                                                    ------------
TOTAL EQUITIES
(Cost $36,141,617)                                                    33,274,442
                                                                    ------------

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------
SHORT-TERM INVESTMENTS -- 34.5%

CASH EQUIVALENTS -- 24.8%**
American Honda Motor Co., Inc. Bank Note
  1.820% 04/08/2003                                    $   942,765  $    942,765
Barclays PLC
  Eurodollar Time Deposit
  1.800% 09/05/2002                                        199,556       199,556
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 08/08/2002                                        997,779       997,779
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.800% 09/19/2002                                        249,444       249,444
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.930% 07/03/2002                                        498,890       498,890
Credit Agricole Bank
  Eurodollar Time Deposit
  1.940% 07/01/2002                                      1,347,001     1,347,001
Fleet National Bank Note
  2.000% 07/03/2002                                      1,440,620     1,440,620
Goldman Sachs Bank Note
  2.120% 08/05/2002                                        679,844       679,844
Merrill Lynch Bank Note
  1.910% 11/26/2002                                        199,556       199,556
Merrill Lynch Bank Note
  1.920% 04/16/2003                                         99,778        99,778
Merrimac Money Market Fund                               1,343,990     1,343,990
Morgan Stanley Dean Witter & Co.
  2.080% 11/08/2002                                        149,667       149,667
National City Bank Note
  1.820% 01/23/2003                                        249,444       249,444
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.830% 08/16/2002                                        498,890       498,890
US Bank Note
  1.800% 11/06/2002                                        249,444       249,444
                                                                    ------------
                                                                       9,146,668
                                                                    ------------

    The accompanying notes are an integral part of the financial statements.

                                       66

                                                        PRINCIPAL      MARKET
                                                         AMOUNT        VALUE
                                                       -----------  ------------
REPURCHASE AGREEMENT -- 9.7%
Investors Bank & Trust Company Repurchase Agreement,
  dated 06/28/2002, 1.03%, due 07/01/2002(a)           $ 3,581,821  $  3,581,821
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                   12,728,489
                                                                    ------------

TOTAL INVESTMENTS -- 124.9%
(COST $48,870,106)***                                                 46,002,931

OTHER ASSETS/(LIABILITIES) -- (24.9%)                                 (9,185,483)
                                                                    ------------

NET ASSETS -- 100.0%                                                $ 36,817,448
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR  - American Depository Receipt.
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (Note 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $3,582,128. Collateralized by U.S. Government Agency obligation with a rate of 5.619%, maturity date of 02/01/2026, and aggregate market value, including accrued interest, of $3,761,199.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               JUNE 30, 2002
                                                                                                (UNAUDITED)
                                                                                               -------------
ASSETS:
        Investments, at value (cost $36,141,617) (NOTE 2)                                      $  33,274,442
        Short-term investments, at amortized cost (NOTE 2)                                        12,728,489
                                                                                               -------------
            Total Investments (including securities on loan with market values of $8,713,543)     46,002,931
        Receivables from:
            Investments sold                                                                          53,279
            Interest and dividends                                                                    10,702
                                                                                               -------------
                 Total assets                                                                     46,066,912
                                                                                               -------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                     54,988
            Securities on loan (NOTE 2)                                                            9,146,668
            Directors' fees and expenses (NOTE 3)                                                      3,257
            Affiliates (NOTE 3):
                 Investment management fees                                                           31,542
        Accrued expense and other liabilities                                                         13,009
                                                                                               -------------
                 Total liabilities                                                                 9,249,464
                                                                                               -------------
        NET ASSETS                                                                             $  36,817,448
                                                                                               =============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                        $  56,364,210
        Accumulated net investment loss                                                             (173,964)
        Accumulated net realized loss on investments                                             (16,505,623)
        Net unrealized depreciation on investments                                                (2,867,175)
                                                                                               -------------
                                                                                               $  36,817,448
                                                                                               =============

SHARES OUTSTANDING:                                                                                4,113,536
                                                                                               =============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                $        8.95
                                                                                               =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2002
                                                                                   (UNAUDITED)
                                                                                ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $1,365)                            $         39,575
        Interest (including securities lending income of $8,453)                          24,109
                                                                                ----------------
                Total investment income                                                   63,684
                                                                                ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                              217,323
        Custody fees                                                                      15,403
        Shareholder reporting fees                                                         6,625
        Audit and legal fees                                                               2,222
        Directors' fees (NOTE 3)                                                           1,076
                                                                                ----------------
                Total expenses                                                           242,649
                                                                                ----------------
        Expenses waived (NOTE 3)                                                          (3,091)
        Less reductions (NOTE 3)                                                          (4,486)
                                                                                ----------------
                Net expenses                                                             235,072
                                                                                ----------------
                NET INVESTMENT LOSS                                                     (171,388)
                                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                  (2,395,793)
        Net change in unrealized appreciation (depreciation) on investments           (4,361,122)
                                                                                ----------------
                NET REALIZED AND UNREALIZED LOSS                                      (6,756,915)
                                                                                ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $     (6,928,303)
                                                                                ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS ENDED
                                                                                        JUNE 30, 2002         YEAR ENDED
                                                                                         (UNAUDITED)       DECEMBER 31, 2001
                                                                                      ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                           $       (171,388)    $        (261,215)
        Net realized loss on investment transactions                                        (2,395,793)          (13,733,565)
        Net change in unrealized (depreciation) on investments                              (4,361,122)            5,576,555
                                                                                      ----------------     -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            (6,928,303)           (8,418,225)
                                                                                      ----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net realized gains                                                                      -              (223,215)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        (5,237,000)          (12,755,656)
                                                                                      ----------------     -----------------
        TOTAL DECREASE IN NET ASSETS                                                       (12,165,303)          (21,397,096)
NET ASSETS:
        Beginning of period                                                                 48,982,751            70,379,847
                                                                                      ----------------     -----------------
        End of period (including accumulated net investment loss of $173,964
           and $2,576, respectively)                                                  $     36,817,448     $      48,982,751
                                                                                      ================     =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             SIX MONTHS ENDED
                                                                  6/30/02           YEAR ENDED    YEAR ENDED      PERIOD ENDED
                                                                (UNAUDITED)          12/31/01      12/31/00         12/31/99+
                                                             ----------------       ----------    ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $          10.60       $    12.20    $    16.15      $      10.00
                                                             ----------------       ----------    ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                   (0.04)           (0.06)        (0.01)***         (0.01)
  Net realized and unrealized gain (loss) on investments                (1.61)           (1.49)        (2.09)             6.58
                                                             ----------------       ----------    ----------      ------------
       Total income (loss) from investment operations                   (1.65)           (1.55)        (2.10)             6.57
                                                             ----------------       ----------    ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                                   -            (0.05)        (1.85)            (0.42)
                                                             ----------------       ----------    ----------      ------------
NET ASSET VALUE, END OF PERIOD                               $           8.95       $    10.60    $    12.20      $      16.15
                                                             ================       ==========    ==========      ============
TOTAL RETURN@                                                          (15.57)%**       (12.71)%      (13.87)%           65.68%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $         36,817       $   48,983    $   70,380      $     47,877
  Ratio of expenses to average daily net assets:
     Before expense waiver                                               1.20%*           1.15%         1.25%             0.96%**
     After expense waiver#                                               1.16%*(a)        1.15%         1.18%             0.79%**
  Net investment loss to average daily net assets                       (0.85)%*         (0.46)%       (0.04)%           (0.07)%**
  Portfolio turnover rate                                                  30%**           104%           95%               75%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALUCATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDED DECEMBER 31, 2000 AND 2001 AND THE SIX MONTHS ENDED JUNE 30, 2002.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKES TO REBATE A PORTION OF BROKERAGE COMMISIONS. THE REBATED COMMISIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUNE -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EMERGING GROWTH
FUND?

The objectives and policies of the Fund are to:
-    achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

For the six months ending June 30, 2002, the Fund's shares returned - 28.46%, compared with - 4.70% for the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned - 17.35%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE FIRST QUARTER?

Emerging growth stocks continued to be out of favor during the first half of 2002. Following the strong rally at the end of 2001, during which some of our holdings rose 100% or more, investors became more cautious, as they sensed that the Federal Reserve Board's campaign of lowering short-term interest rates might be at an end. Additionally, valuations in growth stocks across the board had become relatively rich, and there was a sense that earnings needed to catch up with share prices. Another cautionary factor was the increased focus on corporate accounting issues, as auditing firm Arthur Andersen's role in the Enron scandal became a regular news topic. Andersen ultimately was indicted in March on obstruction of justice charges.

As a result, investors sought refuge once again in value stocks while shunning the growth segment. The Russell 2000 Index, composed of both growth and value stocks, gained 3.98%, while the Russell 2000 Growth Index fell 1.96%. The Fund, sticking to its emerging growth discipline, significantly underperformed both indexes. Agile Software, a provider of software to manage collaboration between original equipment manufacturers, suppliers and customers, hurt the Fund's performance in the first quarter. Overture Services, the leader among pay-for-performance Web search companies, was another significant detractor.

Holdings that helped the Fund's performance in the quarter included Expedia, the leading provider of travel services over the Internet, and Hispanic Broadcasting Corporation (HSP), the leading Spanish-language broadcasting company. Both companies were positioned to benefit from dynamic growth associated with powerful new trends. In the case of Expedia, more and more consumers are booking travel arrangements over the Web for both convenience and cost reasons. In buying HSP, on the other hand, we were mindful of the fact that Hispanics make up 13% of the U.S. population and account for 7% of its buying power, yet Hispanic-based advertising represents only 1% of total ad expenditures.

WHAT ABOUT THE VOLATILE SECOND QUARTER?

A long list of negative factors derailed stocks across all capitalizations and styles in the second quarter. The worries about earnings intensified, with numerous technology companies restating earnings for the remainder of 2002. Concerns about corporate accounting also mounted, as WorldCom shocked investors near the end of June with the news that it improperly booked $3.8 billion of expenses over two years. The U.S. dollar began to decline, nearing parity with the euro by the end of the period. Moreover, tensions in the Middle East heated up again, and there were recurring fears of another terrorist strike. In response to all of this, our benchmark fell 8.35%, while the Russell 2000 Growth Index declined 15.70%. The Fund underperformed the two Russell indexes.

Amid the volatility, value stocks continued to outperform the growth segment by a wide margin. Investors preferred stability; paying for future growth prospects was distinctly out of favor. Despite an overall environment that was extremely hostile to our management style, however, we owned some stocks in the restaurant and retail sectors that combined relatively stable earnings growth with excellent long-term prospects. Some of these holdings included Hot Topic, Too, P.F. Chang's China Bistro and CKE Restaurants.

WHAT IS YOUR OUTLOOK?

The price-to-earnings growth ratio for our universe of stocks has historically ranged between .60 and 1.50. The ratio is now near the low end of that range, which typically indicates that emerging growth stocks have an attractive risk/reward profile. Meanwhile, many slower-growing companies are trading at the high end of their valuation ranges, as defensive investors have searched for ways to dampen their downside risk. We are, therefore, encouraged about the Fund's prospects while recognizing that we are not in the business of calling the market's near-term twists and turns. What we can promise is that we will remain true to our emerging growth mandate. We appreciate our shareholders' patience in these difficult times and look forward to better times ahead.

        MML EMERGING GROWTH FUND
    LARGEST STOCK HOLDINGS (6/30/02)

Sunrise Assisted Living, Inc.
Overture Services, Inc.
Too, Inc.
AMN Healthcare Services, Inc.
United Surgical Partners International, Inc.
Power Integrations, Inc.
Financial Federal Corp.
Photon Dynamics, Inc.
CKE Restaurants, Inc.
Exact Sciences Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                                      SINCE INCEPTION
                                YEAR TO DATE          ONE YEAR         AVERAGE ANNUAL
                              1/1/02 - 6/30/02    7/1/01 - 6/30/02    5/1/00 - 6/30/02
  MML Emerging Growth Fund         -28.46%             -35.48%             -31.53%
  ------------------------------------------------------------------------------------
  Russell 2000 Index                -4.70%              -8.60%              -2.76%
  ------------------------------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML EMERGING    RUSSELL
           GROWTH FUND     2000 INDEX
5/1/00     $     10,000    $   10,000
6/00       $     10,930    $   10,238
6/01       $      6,820    $   10,297
6/02       $      4,400    $    9,411

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2002 (UNAUDITED)

                                                     NUMBER OF         MARKET
                                                       SHARES          VALUE
                                                    -----------     ------------
EQUITIES -- 96.7%

ADVERTISING -- 0.4%
DoubleClick, Inc.*                                        4,550     $     33,761
                                                                    ------------

AIR TRANSPORTATION -- 0.9%
Atlas Air Worldwide Holdings, Inc.*                       2,600            9,620
Forward Air Corp.*                                        2,250           73,755
                                                                    ------------
                                                                          83,375
                                                                    ------------

APPAREL, TEXTILES & SHOES -- 5.9%
bebe stores, inc.*                                        1,550           31,449
Chico's FAS, Inc.*                                        1,550           56,296
Christopher & Banks Corp.*                                1,850           78,255
Coach, Inc.*                                              1,100           60,390
Hot Topic, Inc.*                                          3,300           88,143
Pacific Sunwear of California, Inc.*                        800           17,736
Too, Inc.*                                                7,200          221,760
                                                                    ------------
                                                                         554,029
                                                                    ------------

BANKING, SAVINGS & LOANS -- 2.0%
Financial Federal Corp.*                                  4,600          152,261
Net.B@nk, Inc.*                                           3,500           40,775
                                                                    ------------
                                                                         193,036
                                                                    ------------

BEVERAGES -- 0.7%
Peet's Coffee & Tea, Inc.*                                3,400           62,594
                                                                    ------------

BROADCASTING, PUBLISHING & PRINTING -- 5.6%
Alloy, Inc.*                                              7,050          101,802
Cox Radio, Inc. Cl. A*                                    3,300           79,530
Entercom Communications Corp.*                            1,800           82,620
Entravision Communications Corp. Cl. A*                   3,600           44,100
Hispanic Broadcasting Corp.*                              1,900           49,590
Information Holdings, Inc.*                               3,850           93,940
Radio One, Inc. Cl. A*                                    2,100           31,227
Radio One, Inc. Cl. D*                                    2,850           42,379
                                                                    ------------
                                                                         525,188
                                                                    ------------

CHEMICALS -- 0.5%
Applied Films Corp.*                                      4,350           48,546
                                                                    ------------

COMMERCIAL SERVICES -- 14.1%
AMN Healthcare Services, Inc.*                            5,600          196,056
Bright Horizons Family Solutions, Inc.*                   1,000           33,110
Coinstar, Inc.*                                           5,450          133,252
Exact Sciences Corp.*                                     8,900          142,133
FreeMarkets, Inc.*                                        6,250           88,312
FTI Consulting, Inc.*                                     2,600     $     91,026
Global Payments, Inc.                                     2,800           83,300
Hewitt Associates, Inc. Cl. A*                              100            2,330
Medical Staffing Network Holdings, Inc.*                    150            3,675
Overture Services, Inc.*                                 10,400          259,792
Pegasystems, Inc.*                                        5,700           51,408
Pharmaceutical Product Development, Inc.*                 3,700           97,458
Resources Connection, Inc.*                               4,250          114,707
Sylvan Learning Systems, Inc.*                            1,900           37,886
                                                                    ------------
                                                                       1,334,445
                                                                    ------------

COMMUNICATIONS -- 1.1%
Allegiance Telecom, Inc.*                                 5,950           10,888
Metro One Telecommunications, Inc.*                       4,550           63,518
Powerwave Technologies, Inc.*                             2,100           19,236
SpectraLink Corp.*                                        1,050           11,172
                                                                    ------------
                                                                         104,814
                                                                    ------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.0%
Digital Insight Corp.*                                    4,300           70,735
LookSmart Limited*                                       13,000           25,480
Tier Technologies, Inc. Cl. B*                            2,000           35,640
Websense, Inc.*                                           2,200           56,254
                                                                    ------------
                                                                         188,109
                                                                    ------------

COMPUTER PROGRAMMING SERVICES -- 1.0%
Business Objects SA Sponsored ADR*                        1,750           49,175
Netegrity, Inc.*                                          5,550           34,188
RealNetworks, Inc.*                                       2,550           10,378
                                                                    ------------
                                                                          93,741
                                                                    ------------

COMPUTER RELATED SERVICES -- 0.4%
CNET Networks, Inc.*                                      8,300           16,517
Manhattan Associates, Inc.*                                  50            1,608
NetFlix.com, Inc.*                                          100            1,399
Secure Computing Corp.*                                   2,350           17,742
                                                                    ------------
                                                                          37,266
                                                                    ------------

COMPUTERS & INFORMATION -- 1.2%
Emulex Corp.*                                             1,050           23,635
Lantronix, Inc.*                                         11,150            9,477
M-Systems Flash Disk Pioneers Limited*                    8,150           67,669
SRA International, Inc. Cl. A*                              100            2,698
Western Digital Corp.*                                    2,250            7,312
                                                                    ------------
                                                                         110,791
                                                                    ------------

DATA PROCESSING & PREPARATION -- 0.6%
InterCept Group, Inc.*                                    1,700     $     35,224
WebMD Corp.*                                              4,700           26,461
                                                                    ------------
                                                                          61,685
                                                                    ------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 15.1%
ATMI, Inc.*                                                 850           19,014
August Technology Corp.*                                  3,550           35,109
AXT, Inc.*                                                3,400           27,132
Cree, Inc.*                                               8,000          105,840
Cymer, Inc.*                                              2,900          101,616
DDi Corp.*                                                3,000            2,997
Entegris, Inc.*                                           2,400           35,040
Exar Corp.*                                               2,750           54,230
Intrado, Inc.*                                              350            6,776
Ixia*                                                     4,000           23,280
Kopin Corp.*                                              1,100            7,260
Marvell Technology Group Limited*                         2,150           42,763
Merix Corp.*                                              4,450           38,181
MKS Instruments, Inc.*                                    1,500           30,105
O2Micro International Limited*                           10,750          111,262
OmniVision Technologies, Inc.*                            1,150           16,502
Photon Dynamics, Inc.*                                    4,850          145,500
PLX Technology, Inc.*                                     7,200           30,600
Power Integrations, Inc.*                                 9,000          161,091
Power-One, Inc.*                                          5,900           36,698
Silicon Image, Inc.*                                     13,100           80,172
Silicon Laboratories, Inc.*                               4,750          128,535
Sipex Corp.*                                              3,650           17,845
Sirenza Microdevices, Inc.*                               5,200           10,504
Xicor, Inc.*                                              9,900           39,996
Zoran Corp.*                                              5,000          114,550
                                                                    ------------
                                                                       1,422,598
                                                                    ------------

ENERGY -- 0.2%
Ultra Petroleum Corp.*                                    3,200           24,288
                                                                    ------------

ENTERTAINMENT & LEISURE-- 1.1%
Argosy Gaming Co.*                                          700           19,880
Multimedia Games, Inc.*                                   2,350           51,254
Penn National Gaming, Inc.*                               2,000           36,300
                                                                    ------------
                                                                         107,434
                                                                    ------------

FINANCIAL SERVICES -- 1.8%
Boston Private Financial Holdings, Inc.                   4,200          103,908
Investment Technology Group, Inc.*                        1,600           52,320

    The accompanying notes are an integral part of the financial statements.

                                       74

                                                     NUMBER OF         MARKET
                                                       SHARES          VALUE
                                                    -----------     ------------
Waddell & Reed Financial, Inc. Cl. A                        500     $     11,460
                                                                    ------------
                                                                         167,688
                                                                    ------------

FOODS -- 0.2%
Panera Bread Co. Cl. A*                                     500           17,235
                                                                    ------------

FOREST PRODUCTS & PAPER-- 0.7%
School Specialty, Inc.*                                   2,500           66,400
                                                                    ------------

HEALTHCARE -- 11.3%
Accredo Health, Inc.*                                       950           43,833
Ameripath, Inc.*                                          1,650           39,600
AmSurg Corp.*                                             1,650           43,329
Covance, Inc.*                                            2,800           52,500
Cross Country, Inc.*                                        800           30,240
Dianon Systems, Inc.*                                     1,859           99,308
Lifepoint Hospitals, Inc.*                                3,850          139,794
Sunrise Assisted Living, Inc.*                           10,950          293,460
U.S. Physical Therapy, Inc.*                              6,750          137,093
United Surgical Partners International, Inc.*             6,000          185,880
                                                                    ------------
                                                                       1,065,037
                                                                    ------------

INFORMATION RETRIEVAL SERVICES -- 1.6%
Agile Software Corp.*                                    12,900           93,783
CoStar Group, Inc.*                                       2,650           54,405
                                                                    ------------
                                                                         148,188
                                                                    ------------

INSURANCE -- 0.6%
AmerUs Group Co.                                          1,500           55,650
                                                                    ------------

INTERNET SOFTWARE -- 2.1%
Chordiant Software, Inc.*                                 6,100           11,895
MatrixOne, Inc.*                                          9,650           57,997
WebEx Communications, Inc.*                               2,850           45,315
webMethods, Inc.*                                         8,100           80,190
                                                                    ------------
                                                                         195,397
                                                                    ------------

LODGING -- 1.7%
Four Seasons Hotels, Inc.                                 2,650          124,285
Station Casinos, Inc.*                                    2,200           39,270
                                                                    ------------
                                                                         163,555
                                                                    ------------

MACHINERY & COMPONENTS -- 0.7%
Helix Technology Corp.                                    3,100           63,860
                                                                    ------------

MEDICAL SUPPLIES -- 5.5%
American Medical Systems Holdings, Inc.*                  5,450          109,327
Cholestech Corp.*                                         1,400           14,770
Integra LifeSciences Holdings Corp.*                      2,000           43,500
Interpore International, Inc.*                            3,150           30,461
LTX Corp.*                                                2,100     $     29,988
Med-Design Corp.*                                         5,050           65,347
Oakley, Inc.*                                             4,800           83,520
Orthofix International NV*                                  350           12,303
Therasense, Inc.*                                         1,550           28,629
Thoratec Laboratories Corp.*                             11,200          100,688
                                                                    ------------
                                                                         518,533
                                                                    ------------

METALS & MINING -- 0.1%
Steel Dynamics, Inc.*                                       750           12,353
                                                                    ------------

PHARMACEUTICALS -- 6.5%
Abgenix, Inc.*                                            4,000           39,200
Axcan Pharma, Inc.*                                       4,800           71,712
K-V Pharmaceutical Co. Cl. A*                             2,600           70,200
Martek Biosciences Corp.*                                 2,550           53,346
Medarex, Inc.*                                            2,900           21,518
Medicis Pharmaceutical Corp. Cl. A*                       3,150          134,694
Noven Pharmaceuticals, Inc.*                              1,150           29,325
Priority Healthcare Corp. Cl. B*                          1,950           45,825
Protein Design Labs, Inc.*                                2,400           26,064
Sangstat Medical Corp.*                                   3,700           85,026
Taro Pharmaceutical Industries Limited*                   1,550           38,006
                                                                    ------------
                                                                         614,916
                                                                    ------------

PREPACKAGED SOFTWARE -- 6.4%
Actuate Software Corp.*                                   9,300           41,850
Altiris, Inc.*                                              250            1,298
Embarcadero Technologies, Inc.*                           2,850           17,613
HPL Technologies, Inc.*                                   1,750           26,355
Informatica Corp.*                                        9,450           67,001
Lawson Software, Inc.*                                    5,800           33,466
Magma Design Automation, Inc.*                            1,100           18,480
NetIQ Corp.*                                              3,900           88,257
Network Associates, Inc.*                                   350            6,745
Pinnacle Systems, Inc.*                                  10,000          109,890
Precise Software Solutions Limited*                       3,350           31,993
Quest Software, Inc.*                                     2,450           35,599
Retek, Inc.*                                              3,850           93,555
THQ, Inc.*                                                1,000           29,820
                                                                    ------------
                                                                         601,922
                                                                    ------------

RESTAURANTS -- 2.6%
CKE Restaurants, Inc.*                                   12,550          142,819
P.F. Chang's China Bistro, Inc.*                          1,950           61,269
Rubio's Restaurants, Inc.*                                4,450           39,743
                                                                    ------------
                                                                         243,831
                                                                    ------------

RETAIL -- 0.7%
1-800-Flowers.com, Inc.*                                  3,750     $     41,850
GSI Commerce, Inc.*                                       3,600           26,820
                                                                    ------------
                                                                          68,670
                                                                    ------------

TELEPHONE UTILITIES -- 0.9%
Novatel Wireless, Inc.*                                   1,500              495
West Corp.*                                               3,850           84,931
                                                                    ------------
                                                                          85,426
                                                                    ------------

TRANSPORTATION -- 0.5%
Expedia, Inc. Cl. A*                                        850           50,397
                                                                    ------------
TOTAL EQUITIES
(Cost $10,748,010)                                                     9,124,758
                                                                    ------------

WARRANTS -- 0.3%
TRANSPORTATION
Expedia, Inc.*                                              816           23,664
                                                                    ------------

TOTAL WARRANTS
(COST $8,463)                                                             23,664
                                                                    ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                    -----------
SHORT-TERM INVESTMENTS -- 2.1%

REPURCHASE AGREEMENT
Investors Bank & Trust Company Repurchase
  Agreement, dated 06/28/2002, 1.03%,
  due 07/01/2002(a)                                 $   194,288          194,288

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                      194,288
                                                                    ------------

TOTAL INVESTMENTS -- 99.1%
(COST $10,950,761)***                                                  9,342,710

OTHER ASSETS/(LIABILITIES) -- (0.9%)                                      89,244
                                                                    ------------

NET ASSETS                                                100.0%    $  9,431,954
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - AMERICAN DEPOSITORY RECEIPT
 *    Non-income producing security.
 **   Represents investment of security lending collateral. (NOTE 2).
 ***  Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $194,305. Collateralized by U.S. Government Agency obligation with a rate of 6.556%, maturity date of 10/01/2039, and aggregate market value, including accrued interest of $204,002.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                   JUNE 30, 2002
                                                                    (UNAUDITED)
                                                                  ---------------
ASSETS:
        Investments, at value (cost $10,756,473) (NOTE 2)         $     9,148,422
        Short-term investments, at amortized cost (NOTE 2)                194,288
                                                                  ---------------
            Total Investments                                           9,342,710
        Receivables from:
            Investments sold                                              220,348
            Investment adviser (NOTE 3)                                     1,962
            Interest and dividends                                             92
            Foreign taxes withheld                                             10
                                                                  ---------------
                 Total assets                                           9,565,122
                                                                  ---------------

LIABILITIES:
        Payables for:
            Investments purchased                                         120,396
            Directors' fees and expenses (NOTE 3)                           1,751
            Affiliates (NOTE 3):
                 Investment management fees                                 7,764
        Accrued expense and other liabilities                               3,257
                                                                  ---------------
                 Total liabilities                                        133,168
                                                                  ---------------
        NET ASSETS                                                $     9,431,954
                                                                  ===============

NET ASSETS CONSIST OF:
        Paid-in capital                                           $    18,325,310
        Accumulated net investment loss                                   (59,629)
        Accumulated net realized loss on investments                   (7,225,676)
        Net unrealized depreciation on investments                     (1,608,051)
                                                                  ---------------
                                                                  $     9,431,954
                                                                  ===============

SHARES OUTSTANDING:                                                     2,141,799
                                                                  ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:   $          4.40
                                                                  ===============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                             SIX MONTHS ENDED
                                                                              JUNE 30, 2002
                                                                               (UNAUDITED)
                                                                             ----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $14)                            $          1,494
        Interest                                                                        2,460
                                                                             ----------------
                 Total investment income                                                3,954
                                                                             ----------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                            56,112
        Custody fees                                                                   15,517
        Shareholder reporting fees                                                      3,505
        Audit and legal fees                                                              585
        Directors' fees (NOTE 3)                                                          280
                                                                             ----------------
                 Total expenses                                                        75,999
        Expenses waived (NOTE 3)                                                      (14,008)
                                                                             ----------------
                 Net expenses                                                          61,991
                                                                             ----------------
                 NET INVESTMENT LOSS                                                  (58,037)
                                                                             ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                 (826,025)
        Net change in unrealized appreciation (depreciation) on investments        (2,698,120)
                                                                             ----------------
                 NET REALIZED AND UNREALIZED LOSS                                  (3,524,145)
                                                                             ----------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $     (3,582,182)
                                                                             ================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS ENDED
                                                                                   JUNE 30, 2002        YEAR ENDED
                                                                                    (UNAUDITED)      DECEMBER 31, 2001
                                                                                  ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                       $        (58,037)  $         (85,069)
        Net realized loss on investment transactions                                      (826,025)         (4,756,354)
        Net change in unrealized appreciation (depreciation) on investments             (2,698,120)          3,009,281
                                                                                  ----------------   -----------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        (3,582,182)         (1,832,142)
                                                                                  ----------------   -----------------

NET FUND SHARE TRANSACTIONS (NOTE 5)                                                       829,761           2,921,613
                                                                                  ----------------   -----------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (2,752,421)          1,089,471

NET ASSETS:
        Beginning of period                                                             12,184,375          11,094,904
                                                                                  ----------------   -----------------
        End of period (including accumulated net investment loss of $59,629 and
            $1,592, respectively)                                                 $      9,431,954   $      12,184,375
                                                                                  ================   =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              SIX MONTHS ENDED
                                                                   6/30/02            YEAR ENDED        PERIOD ENDED
                                                                 (UNAUDITED)           12/31/01           12/31/00+
                                                              ----------------      --------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $           6.15      $         7.34     $         10.00
                                                              ----------------      --------------     ---------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                    (0.03)             (0.04)               (0.04)***
  Net realized and unrealized loss on investments                        (1.72)             (1.15)               (2.62)
                                                              ----------------      --------------     ---------------
       Total loss from investment operations                             (1.75)             (1.19)               (2.66)
                                                              ----------------      --------------     ---------------
NET ASSET VALUE, END OF PERIOD                                $           4.40      $         6.15     $          7.34
                                                              ================      ==============     ===============
TOTAL RETURN@                                                           (28.46)%**          (16.33)%            (26.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                           $          9,432      $       12,184     $        11,095
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                1.42%*              1.37%               1.56%*
     After expense waiver#                                                1.16%*              1.16%               1.16%*
  Net investment loss to average daily net assets                        (1.09)%*            (0.81)%             (0.63)%*
  Portfolio turnover rate                                                   83%**              139%                119%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000, THE YEAR ENDED DECEMBER 31, 2001 AND FOR THE SIX MONTH ENDED JUNE 30, 2002.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the
Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, registered open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are nine series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), formerly known as MML Small Cap Value Equity Fund, MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2002, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                       SECURITIES ON LOAN      COLLATERAL
                                       ------------------    ------------
Equity Index Fund                        $  15,534,030      $  16,225,346
Growth Equity Fund                           1,901,486          1,959,610
Small Cap Equity Fund                        6,166,009          6,409,889
Small Cap Growth Equity Fund                 8,713,543          9,146,668

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Growth Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2002, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2002, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at June 30, 2002, is as follows:

                                                                         NOTIONAL
        NUMBER OF                                                        CONTRACT     NET UNREALIZED
        CONTRACTS                    TYPE           EXPIRATION DATE        VALUE       DEPRECIATION
---------------------------   ------------------    ---------------     -----------   --------------
EQUITY INDEX FUND
BUYS
19                               S&P 500 Index          09/19/02        $ 4,702,975       $ (193,152)

OTC 100 FUND
BUYS
6                              NASDAQ 100 Index         09/20/02            126,481           (4,161)

ALLOCATION OF OPERATING ACTIVITY.

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75%
of the next $300,000,0000, 0.72% of the next $600,000,000 and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over
$1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Select Advisers, L.P. ("Davis"), Deutche Asset Management, Inc. ("DAMI"), Massachusetts Financial Services Company ("MFS"), Waddell & Reed Investment Management Company ("Waddell & Reed"), RS Investment Management L.P. ("RS") and Wellington Management Company, LLP ("Wellington Management"). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management for the Enhanced Index Core Equity Fund and Small Cap Equity Fund. DLB receives a fee equal to an annual rate of 0.75% of the average daily net assets under management for the Small Company Opportunities Fund.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000 of aggregate net assets, 0.40% of the next $400,000,000 of assets and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Equity Index Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Equity Index Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% of the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and
0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Wellington Management provides that Wellington Management manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Wellington Management receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess of $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Effective February 28, 2002, for Class II of the Equity Index Fund, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. For Class III, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class III shares.

EXPENSE REDUCTIONS

The Large Cap Value Fund, Growth Equity Fund, Small Cap Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the six months ended June 30, 2002, expenses were reduced under these agreements as follows:

                                                 REDUCTIONS
                                                 ----------
Large Cap Value Fund                               $ 2,242
Growth Equity Fund                                      94
Small Cap Growth Equity Fund                         4,486

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2002 were as follows:

                                                LONG-TERM U.S.            OTHER LONG-TERM
                                             GOVERNMENT SECURITIES          SECURITIES
                                             ---------------------        ---------------
PURCHASES

Large Cap Value Fund                             $            -           $  12,804,959
Equity Index Fund                                             -              82,056,278
Enhanced Index Core Equity Fund                               -               5,932,846
Growth Equity Fund                                            -              30,245,235
OTC 100 Fund                                                  -               1,944,404
Small Cap Equity Fund                                         -              27,753,240
Small Company Opportunities Fund                              -               9,936,467
Small Cap Growth Equity Fund                                  -              11,431,794
Emerging Growth Fund                                          -               9,416,210

SALES

Large Cap Value Fund                             $            -           $   4,489,196
Equity Index Fund                                             -               2,892,368
Enhanced Index Core Equity Fund                               -               4,827,764
Growth Equity Fund                                            -              40,715,093
OTC 100 Fund                                                  -               3,063,075
Small Cap Equity Fund                                         -              14,756,085
Small Company Opportunities Fund                              -               4,055,600
Small Cap Growth Equity Fund                                  -              15,905,840
Emerging Growth Fund                                          -               8,675,577

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:


                                               SIX MONTHS ENDED JUNE 30, 2002           YEAR ENDED DECEMBER 31, 2001
                                              --------------------------------        --------------------------------
                                                 SHARES              AMOUNT               SHARES          AMOUNT
                                              -----------        -------------        ------------       -------------
LARGE CAP VALUE FUND
   Sold                                         1,715,313        $  14,599,465           2,549,163       $  22,447,793
   Issued as reinvestment of dividends                  -                    -              13,954             122,094
   Redeemed                                      (750,062)          (6,330,708)           (251,458)         (2,253,380)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                        965,251        $   8,268,757           2,311,659       $  20,316,507
                                              ===========        =============        ============       =============
EQUITY INDEX FUND CLASS I
   Sold                                           497,909        $   6,851,428           1,336,653       $  19,849,621
   Issued as reinvestment of dividends                  -                    -              50,653             721,803
   Redeemed                                      (482,850)          (6,523,531)           (709,047)        (10,180,534)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                         15,059        $     327,897             678,259       $  10,390,890
                                              ===========        =============        ============       =============
EQUITY INDEX FUND CLASS II
   Sold                                         6,256,249        $  85,461,226           2,806,411       $  41,800,069
   Issued as reinvestment of dividends                  -                    -              55,015             783,443
   Redeemed                                      (676,487)          (9,101,021)         (1,083,826)        (15,539,208)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                      5,579,762        $  76,360,205           1,777,600       $  27,044,304
                                              ===========        =============        ============       =============
EQUITY INDEX FUND CLASS III
   Sold                                           108,127        $   1,463,269           9,699,724       $ 127,454,382
   Issued as reinvestment of dividends                  -                    -             128,459           1,825,417
   Redeemed                                      (245,924)          (3,328,476)           (961,323)        (14,533,686)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                       (137,797)       $  (1,865,207)          8,866,860       $ 114,746,113
                                              ===========        =============        ============       =============
ENHANCED INDEX CORE EQUITY FUND
   Sold                                           174,801        $   1,566,080           1,144,139       $  11,354,805
   Issued as reinvestment of dividends                  -                    -               6,718              62,311
   Redeemed                                       (68,949)            (601,709)             (3,666)            (34,750)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                        105,852        $     964,371           1,147,191       $  11,382,366
                                              ===========        =============        ============       =============
GROWTH EQUITY FUND
   Sold                                           463,107        $   3,326,243           1,107,397       $   9,056,605
   Issued as reinvestment of dividends                  -                    -               1,987              15,162
   Redeemed                                    (1,785,526)         (13,053,680)           (441,686)         (3,553,915)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                     (1,322,419)       $  (9,727,437)            667,698       $   5,517,852
                                              ===========        =============        ============       =============
OTC 100 FUND
   Sold                                           646,061        $   2,328,610           2,006,852       $   9,236,184
   Issued as reinvestment of dividends                  -                    -                  82                 315
   Redeemed                                      (940,239)          (3,455,530)           (682,951)         (3,012,076)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                       (294,178)       $  (1,126,920)          1,323,983       $   6,224,423
                                              ===========        =============        ============       =============
SMALL CAP EQUITY FUND
   Sold                                         3,145,565        $  31,247,803           3,219,560       $  29,822,852
   Issued as reinvestment of dividends                  -                    -              28,361             277,041
   Redeemed                                    (1,713,168)         (16,915,058)         (1,881,365)        (17,693,242)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                      1,432,397        $  14,332,745           1,366,556       $  12,406,651
                                              ===========        =============        ============       =============
SMALL COMPANY OPPORTUNITIES FUND
   Sold                                           714,372        $   8,169,796           1,286,967       $  12,978,242
   Issued as reinvestment of dividends                  -                    -              14,975             161,078
   Redeemed                                       (57,062)            (653,294)            (26,624)           (270,526)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                        657,310        $   7,516,502           1,275,318       $  12,868,794
                                              ===========        =============        ============       =============
SMALL CAP GROWTH EQUITY FUND
   Sold                                           639,740        $   6,453,624           881,405 $           9,423,669
   Issued as reinvestment of dividends                  -                    -              21,557             223,215
   Redeemed                                    (1,148,835)         (11,690,624)         (2,050,759)        (22,402,540)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                       (509,095)       $  (5,237,000)         (1,147,797)      $ (12,755,656
                                              ===========        =============        ============       =============
EMERGING GROWTH FUND
   Sold                                           764,312        $   3,772,612             659,985       $   4,072,990
   Issued as reinvestment of dividends                  -                    -                   -                   -
   Redeemed                                      (605,244)          (2,942,851)           (188,893)         (1,151,377)
                                              -----------        -------------        ------------       -------------
   Net increase (decrease)                        159,068        $     829,761             471,092       $   2,921,613
                                              ===========        =============        ============       =============

+ FOR THE PERIOD MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At June 30, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                           FEDERAL       TAX BASIS      TAX BASIS    NET UNREALIZED
                                         INCOME TAX     UNREALIZED     UNREALIZED     APPRECIATION/
                                            COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                        -------------  ------------  -------------   --------------
Large Cap Value Fund                    $  43,581,712  $  1,794,812  $  (5,495,062)   $  (3,700,250)
Equity Index Fund                         410,852,720    18,636,141    (77,260,211)     (58,624,070)
Enhanced Index Core Equity Fund            11,392,036       421,501     (1,721,918)      (1,300,417)
Growth Equity Fund                         32,242,224       780,521     (2,929,688)      (2,149,167)
OTC 100 Fund                               10,468,821       165,956     (4,292,517)      (4,126,561)
Small Cap Equity Fund                      72,229,812     9,738,284     (4,324,465)       5,413,819
Small Company Opportunities Fund           19,586,268     2,729,603     (1,025,493)       1,704,110
Small Cap Growth Equity Fund               48,870,106     3,608,300     (6,475,475)      (2,867,175)
Emerging Growth Fund                       10,950,761       515,247     (2,123,298)      (1,608,051)

At December 31, 2001 the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                            AMOUNT              EXPIRATION DATE
                                                        --------------         -----------------
Large Cap Value Fund                                    $        8,346         December 31, 2008
Large Cap Value Fund                                         1,163,000         December 31, 2009
Enhanced Index Core Equity Fund                                285,538         December 31, 2009
Growth Equity Fund                                          17,793,819         December 31, 2009
OTC 100                                                        943,131         December 31, 2009
Small Cap Equity Fund                                           78,475         December 31, 2006
Small Cap Equity Fund                                          626,497         December 31, 2007
Small Cap Equity Fund                                          646,698         December 31, 2008
Small Cap Growth Equity Fund                                10,101,238         December 31, 2009
Emerging Growth Fund                                         1,049,421         December 31, 2008
Emerging Growth Fund                                         4,870,511         December 31, 2009

The following Funds elected to defer to January 1, 2002 post-October losses:

                                                                                   AMOUNT
                                                                                 -----------
Large Cap Value Fund                                                             $   107,423
Equity Index Fund                                                                    156,425
Enhanced Index Core Equity Fund                                                      123,252
Growth Equity Fund                                                                   562,627
OTC 100 Fund                                                                         868,817
Small Company Opportunities Fund                                                      93,432
Small Cap Growth Equity Fund                                                       3,720,761
Emerging Growth Fund                                                                 166,735

The following Fund elected to defer January 1, 2002 post-October currency losses:

                                                                AMOUNT
                                                               --------
Growth Equity Fund                                             $  1,912

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year end December 31, 2001:

                                                       CAPITAL GAINS DIVIDEND
                                                       ----------------------
Equity Index Fund                                             $ 1,237,228
Small Cap Growth Equity Fund                                      223,215

8. SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of MML Series Investment Fund was held on February 12, 2002. Notice of the meeting, and a Proxy Statement, were distributed on or about January 4, 2002 to shareholders of record as of December 18, 2001. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1: To elect Ronald J. Abdow, Richard H. Ayers, Mary E. Boland, David E.A. Carson, Frederick C. Castellani, Richard G. Dooley, Richard W. Greene, Beverly L. Hamilton, F. William Marshall, Jr., Charles J. McCarthy and Stuart H. Reese as Trustees for indefinite terms of office.

Proposal 1:

Election of Trustees

                                    SHARES            SHARES FOR         %         WITHHOLD         %
                                ---------------     ---------------    ------   --------------    -----
Ronald J. Abdow                 449,929,412.789     433,945,744.631    96.448   15,983,668.158    3.552
Richard H. Ayers                449,929,412.789     433,981,747.813    96.456   15,947,664.976    3.544
Mary E. Boland                  449,929,412.789     433,955,564.306    96.450   15,973,848.483    3.550
David E.A. Carson               449,929,412.789     433,957,787.654    96.450   15,971,625.135    3.550
Frederick C. Castellani         449,929,412.789     433,983,213.314    96.456   15,946,199.475    3.544
Richard G. Dooley               449,929,412.789     433,946,616.077    96.448   15,982,796.712    3.552
Richard W. Greene               449,929,412.789     433,956,500.163    96.450   15,972,912.626    3.550
Beverly L. Hamilton             449,929,412.789     433,981,816.032    96.456   15,947,596.757    3.544
F. William Marshall, Jr.        449,929,412.789     433,976,885.305    96.454   15,952,527.484    3.546
Charles J. McCarthy             449,929,412.789     433,726,645.037    96.399   16,202,767.752    3.601
Stuart H. Reese                 449,929,412.789     433,976,706.085    96.454   15,952,706.704    3.546

Proposal 2: To approve the proposed sub-advisory agreement between MassMutual and Wellington Management Company, LLP, with respect to the MML Small Cap Growth Equity Fund, as described in the attached Proxy Statement.

Proposal 2: Approve New Investment Sub-Advisory Agreement for MML Small Cap Growth Equity Fund

    SHARES          SHARES FOR           %          AGAINST         %          ABSTAIN          %
-------------      -------------       ------     -----------     -----      -----------      -----
4,613,770.294      4,253,062.350       92.182     132,661.226     2.875      228,046.718      4.943

Proposal 3: To approve a proposal allowing MassMutual to enter into new or amended investment sub-advisory agreements in the future on behalf of the MML Growth Equity Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund without Shareholder approval.

Proposal 3: Approve allowing MassMutual to enter into new or amended sub-advisory agreements in the future without obtaining shareholder approval

                                      SHARES         SHARES FOR      %        AGAINST       %       ABSTAIN       %
                                   -------------   -------------   ------   -----------   -----   -----------   -----
MML Growth Equity Fund             5,872,276.711   5,346,394.467   91.045   225,600.436   3.842   300,281.808   5.114
MML Small Cap Equity Fund          5,839,829.909   5,147,265.201   88.141   430,846.435   7.378   261,718.273   4.482
MML Small Cap Growth Equity Fund   4,613,770.294   4,041,793.695   87.603   345,627.358   7.491   226,349.241   4.906